EXHIBIT 10.119








                    REVOLVING CREDIT AND TERM LOAN AGREEMENT,


                          dated as of October 5, among


                          HARRON COMMUNICATIONS CORP.,


                            THE SUBSIDIARY GUARANTORS
                   REFERRED TO ON THE SIGNATURE PAGES HEREOF,


                       FIRST UNION NATIONAL BANK AS AGENT,

                  FIRST UNION SECURITIES, INC. AS LEAD ARRANGER

                                 AND THE LENDERS
                    REFERRED TO ON THE SIGNATURE PAGES HEREOF


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                                TABLE OF CONTENTS

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                                TABLE OF CONTENTS

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Background of Agreement...........................................................................................................1
Article 1         DEFINITIONS.....................................................................................................1
         1.1      Defined Terms...................................................................................................1
         1.2      Calculations and Financial Data................................................................................21
Article 2.        THE LOANS......................................................................................................21
         2.1.     Revolving Credit Loans.........................................................................................21
         2.1.1    Commitment to Lend.............................................................................................22
         2.1.2    Reduction of Commitment........................................................................................22
         2.2      Term Loans.....................................................................................................24
         2.2.1    Commitment to Lend.............................................................................................24
         2.3      The Notes......................................................................................................24
         2.4      Manner of Effecting a Borrowing................................................................................25
         2.4.1    Borrowing Notice...............................................................................................25
         2.4.2    Funding Procedure..............................................................................................25
         2.4.3    Obligations Suspended During Default...........................................................................25
         2.4.4    Several Obligations to Lend....................................................................................25
         2.4.5    Permitted Assumptions by Agent.................................................................................26
         2.5      Prepayments and Repayments.....................................................................................27
         2.5.1    Voluntary Prepayments of Term Loans or Revolving Credit Loans..................................................27
         2.5.2    Mandatory Prepayments of Term Loans or Reductions of Revolving Credit
                         Commitment in Connection With Certain Dispositions of Assets............................................28
         2.5.3    Scheduled Repayments of the Term Loans.........................................................................28
         2.5.4    Effect of Other Term Loan Prepayments on Scheduled Repayments of the Term
                         Loans...................................................................................................28
         2.5.5    Prepayments of Revolving Credit Loans In Connection With Commitment
                           Reductions; Revolving Credit Maturity Date............................................................29
         2.5.6    Application of Prepayments and Repayments......................................................................29
         2.5.7    Interest and Breakage Costs on LIBOR Loans.....................................................................29
         2.5.8    Final Maturity.................................................................................................29
         2.6      Interest.......................................................................................................29
         2.6.1    Interest Rate Options..........................................................................................29
         2.6.2    Calculation and Payment of Interest............................................................................29
         2.6.3    Applicable Margin..............................................................................................30
         2.6.4    Manner of Election of Interest Rate and Interest Period........................................................31
         2.6.5    Certain Limitations............................................................................................31
         2.6.6    Default Rate...................................................................................................32
         2.7      Additional Provisions Respecting Rates and Costs...............................................................32
         2.7.1    Mandatory Suspension and Conversion of LIBOR Loans.............................................................32
         2.7.2    Regulatory Changes; Increased Costs............................................................................33
         2.7.3    Capital Requirements...........................................................................................34
         2.7.4    Funding Losses.................................................................................................34
         2.7.5    Determinations.................................................................................................34
         2.7.6    Change of Lending Office.......................................................................................35
         2.7.7    Replacement of Lenders.........................................................................................35
         2.7.8    Flexibility Respecting Source of Funds.........................................................................35
         2.8      Fees...........................................................................................................36
         2.8.1    Commitment Fees................................................................................................36
         2.8.2    Other Fees.....................................................................................................36
         2.9      Payments to the Agent..........................................................................................36
         2.9.1    Method of Payment..............................................................................................36
         2.9.2    Pro Rata Application...........................................................................................37
         2.9.3    Permitted Assumptions by Agent.................................................................................37
         2.10     Taxes..........................................................................................................37
         2.10.1   Taxes Payable by the Borrower..................................................................................38
         2.10.2   Reimbursement of Taxes Payable by any Lender or the Agent......................................................38
         2.10.3   Exemption from U.S. Withholding Taxes..........................................................................38
Article 3         SUBSIDIARY GUARANTEES..........................................................................................39
         3.1      Guaranty of Payment............................................................................................39
         3.1.1    Guaranty.......................................................................................................39
         3.1.2    Limitation.....................................................................................................40
         3.2      Obligations of Subsidiary Guarantors Absolute, Etc.............................................................40
         3.3      Continuing Guaranty............................................................................................41
         3.4      Joint and Several Liability....................................................................................41
         3.5      Waivers........................................................................................................41
         3.5.1    In General.....................................................................................................41
         3.5.2    Subrogation....................................................................................................41
         3.6      Additional Subsidiary Guarantors...............................................................................42
         3.7      Termination of Guaranty........................................................................................42
         3.7.1    Termination of Guaranty In General.............................................................................42
         3.7.2    Termination of Guaranty Obligations of Sold Subsidiary Guarantors..............................................42
         3.8      No Election; Enforcement.......................................................................................42
CONDITIONS OF INITIAL FUNDING....................................................................................................43
         4.1      Conditions to Initial Funding..................................................................................43
         4.1.1    Secretary's Certificate........................................................................................43
         4.1.2    Organizational Documents.......................................................................................43
         4.1.3    Good Standing Certificates.....................................................................................43
         4.1.4    The Notes......................................................................................................43
         4.1.5    Officer's Compliance Certificate...............................................................................43
         4.1.6    Lien Searches..................................................................................................43
         4.1.7    Pledge Agreement...............................................................................................44
         4.1.9    Insurance......................................................................................................44
         4.1.10   [intentionally omitted]........................................................................................44
         4.1.11   Opinion of Counsel.............................................................................................44
         4.1.12   Consents and Approvals.........................................................................................44
         4.1.13   [intentionally omitted]........................................................................................44
         4.1.16   ...............................................................................................................45
         4.1.17   [..............................................................................................................45
         4.1.20   Absence of Material Litigation.................................................................................45
         4.1.21   Absence of Default; Truth of Representations...................................................................45
         4.1.22   Additional Information.........................................................................................45
         4.2      Conditions to Each Loan........................................................................................45
         4.2.1    Conditions.   .................................................................................................45
         4.2.2    Methods of Satisfying Certain Conditions.......................................................................46
Article 5         REPRESENTATIONS AND WARRANTIES.................................................................................46
         5.1      Representations of Borrower and Subsidiaries...................................................................46
         5.1.1    Organization; Qualification....................................................................................46
         5.1.2    Stock Ownership................................................................................................46
         5.1.4    Power and Authority............................................................................................47
         5.1.5    No Violation of Agreements.....................................................................................47
         5.1.6    Recording, Enforceability and Consent..........................................................................47
         5.1.7    Litigation.....................................................................................................48
         5.1.8    No Burdensome Agreements; Material Agreements..................................................................48
         5.1.9    Condition of Property..........................................................................................48
         5.1.10   Licenses.......................................................................................................48
         5.1.11   Title to Properties; Liens.....................................................................................49
         5.1.13   Business.......................................................................................................49
         5.1.14   Compliance with Law............................................................................................49
         5.1.15   Absence of Default.............................................................................................50
         5.1.16   Financial Statements; Projections; Material Adverse Change.....................................................50
         5.1.17   Tax Returns and Payments.......................................................................................50
         5.1.18   Indebtedness...................................................................................................50
         5.1.19   Federal Reserve Regulations....................................................................................50
         5.1.20   Investment Company Act.........................................................................................50
         5.1.21   Public Utility Holding Company Act.............................................................................51
         5.1.22   Compliance with ERISA..........................................................................................51
         5.1.23   Disclosure.....................................................................................................52
         5.1.24   Environmental Compliance.......................................................................................52
         5.1.25   Year 2000......................................................................................................53
         6.1      Financial Data.................................................................................................54
         6.1.1    Financial Information..........................................................................................54
         6.1.2    Quarterly Financial Statements.................................................................................54
         6.1.3    Annual Financial Statements....................................................................................55
         6.1.4    Certain Certificates to be Delivered With All Financial Statements.............................................55
         6.1.5    Annual Business Plan...........................................................................................55
         6.2      Ongoing Reporting Requirements.................................................................................56
         6.2.1    Financial Reports..............................................................................................56
         6.2.2    ERISA Information..............................................................................................56
         6.2.3    Notice of Defaults, Material Adverse Change, Etc...............................................................56
         6.2.4    Changes Affecting Security.....................................................................................56
         6.2.5    Conditions Affecting Franchises................................................................................57
         6.2.7    Certain Environmental Matters..................................................................................57
         6.2.8    Litigation.....................................................................................................57
         6.2.9    Miscellaneous..................................................................................................57
         6.3      Disclosure.....................................................................................................57
Article 7         FINANCIAL COVENANTS............................................................................................58
         7.1      Interest Coverage Ratio........................................................................................58
         7.2      Debt Service Coverage Ratio....................................................................................58
         7.3      Leverage Ratio.................................................................................................58
         7.4      Fixed Charges Coverage Ratio...................................................................................59
         7.5      Rebuild Capital Expenditure Limit..............................................................................59
Article 8         GENERAL AFFIRMATIVE COVENANTS..................................................................................59
         8.1      Existence......................................................................................................59
         8.2      Legal Requirements; Maintenance of Properties..................................................................60
         8.3      Payment of Taxes and Claims....................................................................................60
         8.4      Insurance......................................................................................................60
         8.4.1    Type of Insurance..............................................................................................60
         8.4.2    Application of Proceeds........................................................................................61
         8.4.3    Evidence of Insurance..........................................................................................61
         8.5      Interest Rate Protection Agreements............................................................................61
         8.6      Inspection.....................................................................................................61
         8.7      Exchange of Notes..............................................................................................62
         8.8      Consistent Action..............................................................................................62
         8.9      FCC and PUC Filings............................................................................................62
         8.10     Purpose........................................................................................................62
         8.11     [intentionally omitted]........................................................................................62
         8.12     Additional Subsidiary Guarantors; Certain Obligations Respecting Subsidiary Guarantors.........................62
         8.12.1   Joinder of Additional Subsidiary Guarantors....................................................................62
         8.12.2   Subsidiaries to be Direct Wholly-Owned.........................................................................63
         8.13     [intentionally omitted]........................................................................................63
         8.14     [intentionally omitted]........................................................................................63
         8.15     Disconnect, Etc................................................................................................63
         8.16     Further Assurances.............................................................................................63
Article 9         GENERAL NEGATIVE COVENANTS.....................................................................................64
         9.1      Indebtedness...................................................................................................64
         9.1.1    Limitations on Indebtedness....................................................................................64
         9.1.2    No Default.....................................................................................................64
         9.2      Liens..........................................................................................................64
         9.2.1    Limitation on Liens............................................................................................65
         9.2.2    Sharing of Liens...............................................................................................66
         9.3      Modification of Certain Documents..............................................................................66
         9.4      Investments and Acquisitions...................................................................................66
         9.5      Restricted Payments............................................................................................69
         9.6      Transactions with Affiliates...................................................................................69
         9.7      Sales or Other Dispositions of Assets, Etc.....................................................................69
         9.8      Management; Control............................................................................................71
         9.9      [intentionally omitted]........................................................................................71
         9.10     Stock Issuance.................................................................................................71
         9.11     Compliance with Federal Reserve Regulations....................................................................72
         9.12     Limitations on Restrictive Covenants...........................................................................72
         9.13     Environmental Matters..........................................................................................72
         9.14     ERISA..........................................................................................................72
         9.15     Type of Business...............................................................................................73
Article 10        EVENTS OF DEFAULT..............................................................................................74
         10.1     Events of Default..............................................................................................74
         10.1.1   Failure to Pay Principal.......................................................................................74
         10.1.2   Failure to Pay Interest, Fees and Other Amounts................................................................74
         10.1.3   Cross-Default..................................................................................................74
         10.1.4   Representations and Warranties Untrue..........................................................................75
         10.1.5   Covenant Defaults..............................................................................................75
         10.1.6   Invalidity or Noncompliance With Loan Documents................................................................75
         10.1.7   Judgment.......................................................................................................75
         10.1.8   Insolvency, Bankruptcy, Etc....................................................................................75
         10.1.9   Revocation of Franchises.......................................................................................76
         10.1.10  Material Adverse Effect........................................................................................77
         10.1.11  Change of Control..............................................................................................77
         10.2     Acceleration; Remedies.........................................................................................77
         10.2.1   Acceleration; General Remedies.................................................................................77
         10.2.2   Equitable Remedies.............................................................................................77
         10.2.3   Appointment of Receiver........................................................................................77
         10.2.4   Remedies Cumulative............................................................................................78
         10.2.5   Special Provisions Respecting FCC Licenses and Other Franchises................................................78
Article 11        AGENT..........................................................................................................80
         11.1     Authority......................................................................................................80
         11.2     Expenses; Indemnification......................................................................................80
         11.3     Exculpatory Provisions.........................................................................................80
         11.4     Investigation by Lenders.......................................................................................81
         11.5     Amendments, Waivers and Consents...............................................................................81
         11.6     Action Upon Defaults...........................................................................................82
         11.6.1   Acceleration...................................................................................................82
         11.6.2   Collateral.....................................................................................................82
         11.7     Instructions...................................................................................................82
         11.8     Resignation; Termination.......................................................................................82
         11.9     Sharing........................................................................................................83
         11.10    Other Relationships............................................................................................83
Article 12        MISCELLANEOUS..................................................................................................84
         12.1     Notices........................................................................................................84
         12.2     Duration; Survival.............................................................................................84
         12.3     No Implied Waiver..............................................................................................84
         12.4     Entire Agreement and Amendments................................................................................85
         12.4.1   Entire Agreement...............................................................................................85
         12.4.2   Amendments; Waivers............................................................................................85
         12.5     Successors and Assigns.........................................................................................86
         12.5.1   Assignments by the Borrower....................................................................................86
         12.5.2   Participation..................................................................................................86
         12.5.3   Assignments by Lenders.........................................................................................87
         12.5.4   Procedures Respecting Assignment...............................................................................87
         12.5.5   Assignments to Federal Reserve Bank............................................................................88
         12.6     Descriptive Headings...........................................................................................88
         12.7     Governing Law..................................................................................................88
         12.8     Holidays.......................................................................................................88
         12.9     Counterparts...................................................................................................88
         12.10    Maximum Lawful Interest Rate...................................................................................88
         12.11    Set-off........................................................................................................89
         12.12    Severability...................................................................................................89
         12.13    Non-Merger of Remedies.........................................................................................89
         12.14    Payment and Reimbursement of Costs and Expenses; Indemnification...............................................90
         12.15    Certain Matters Respecting Secured Obligations.................................................................91
         12.15.1  Limitation on Amount...........................................................................................92
         12.15.2  Termination....................................................................................................93
         12.16    Consent to Jurisdiction, Service and Venue; Waiver of Jury Trial...............................................93
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                                      -36-

PHADMIN\264331\8

PHADMIN\264331\8

                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                  REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of October 5, 1999, among: HARRON COMMUNICATIONS CORP., a New York corporation (the "Borrower"); each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto or which, pursuant to Section 8.12 hereof, shall become a "Subsidiary Guarantor" hereunder (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"); each of the lenders identified under the caption "LENDERS" on the signature pages hereto (including, without limitation, First Union National Bank in such capacity) or which, pursuant to Section 12.5 hereof, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"); and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"). First Union Securities, Inc. served as Lead Arranger for the transaction contemplated hereby.

                                               Background of Agreement

                  The Borrower and the Subsidiary Guarantors are engaged as an integrated group in the business of providing cable television and related telecommunications services and rely upon the Borrower to obtain financing for their group.

                  The Borrower and the Subsidiary Guarantors have requested that the Lenders provide a credit facility in an aggregate principal amount not to exceed Three Hundred and Seventy-Five Million Dollars ($375,000,000.00), which would be guaranteed by the Subsidiary Guarantors and secured by the equity of the Borrower and the Subsidiary Guarantors. The Agent and the Lenders are willing to provide the credit on the terms and conditions set forth in this Revolving Credit and Term Loan Agreement. The Borrower and Subsidiary Guarantors acknowledge that the Lenders would not provide the financing hereunder but for the joint and several obligations of such entities, as well as the other credit support provided pursuant to this agreement.

         NOW, THEREFORE, it is agreed:

Article 1
                                   DEFINITIONS

1.1 Defined Terms. Unless the context otherwise requires, as used in this Agreement, the following terms shall have the meanings specified in this Section. Further, unless the context otherwise requires, references to the plural include the singular, references to the singular include the plural, and all gender references are interchangeable and deemed to refer to the appropriate gender.

                           Accommodation Restricted Payment:  a Restricted
Payment made on the Closing Date in
an amount no greater than the amount transferred by Adelphia to pay off certain former Indebtedness of the Borrower but in any event an amount no greater than $303,000,000.

                           Accumulated Funding Deficiency:  any accumulated
funding deficiency as defined in
Section 412(a) of the Code and Section 302(a) of ERISA and any successor sections thereto.

                           Acquisition:  any transaction or series of
 transactions by means of which (a) a
Person (the "Acquiror") acquires any going business or all or substantially all the assets of any other Person or division thereof whether through purchase of assets or stock, merger or otherwise or (b) any Person becomes a Subsidiary of the Acquiror.

                           Acquisition-Margin Adjustment Date:  the meaning
specified in Subsection 2.6.3.

                           Adelphia:  Adelphia Communications Corporation or any
 entity that is wholly-owned,
directly or indirectly, and controlled by Adelphia Communications Corporation and which on the Closing Date is the owner of the stock of the Borrower.

                           Adelphia Communications Corporation:  Adelphia
Communications Corporation, a Delaware
corporation.

                           Additional Lender Debt:  the meaning specified in
 Section 12.15.

                           Additional Secured Credit Limit:  the meaning
specified in Section 12.15.

                           Affiliate:  with reference to any Person, a spouse of
 such Person, any relative (by
blood, adoption or marriage) of such Person within the third degree, any director or officer of such Person, any other entity of which such Person is a partner, member, director, officer or employee, and any other individual or entity directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise provided, however, that, in any event, any Person that owns directly or indirectly capital securities having 20% or more of the ordinary voting power for the election of the directors or other governing body of a corporation or 20% or more of the partnership or other ownership interests in any other Person (other than as a limited partner of such Person) will be deemed to control such corporation or other Person.

                           After-Tax Operating Cash Flow:  for any period, the
result of

(a)      Pre-Tax Operating Cash Flow,

                           minus

(b) the following (to the extent not otherwise deducted from adjusted Pre-Tax Operating Cash Flow) for such period:

(i)      provision for taxes ; and

(ii) the sum of the decrease, if any, in deferred income tax liabilities and the increase, if any, in deferred income tax assets.

                           Agent:  the meaning specified in the preamble to this
 Agreement.

                           Agreement:  this Revolving Credit and Term Loan
Agreement, as the same may be further amended, modified and/or supplemented from time to time.

                           Annualized After-Tax Operating Cash Flow:  as of any
date a financial covenant is being tested, the product of (a) After-Tax Operating Cash Flow for the two consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date multiplied by (b) two.

                           Annualized Pre-Tax Operating Cash Flow:  as of any
date a financial covenant is being tested, the product of (a) Pre-Tax Operating Cash Flow for the two consecutive fiscal quarters of the Borrower ending on, or most recently ended prior to, such date multiplied by (b) two.

                           Applicable Margin:  the meaning specified in
Subsection 2.6.3.

                           Asbestos-Containing Material:  any material
containing more than 1% asbestos.

                           Assignment and Acceptance:  the meaning specified in
Subsection 12.5.3.

                           Assumption Agreement:  the meaning specified in
Section 8.12.

                           Bank Tax:  any Tax based on or measured by net
income, any franchise Tax and any doing business Tax (including any gross receipts Tax in the nature of a doing business Tax), or any tax measured by any similar standard, imposed upon any Lender or the Agent by any jurisdiction (or any political subdivision thereof) in which such Lender or the Agent is located and/or doing business.

                           Base Rate:  the higher of (a) the rate of interest
publicly announced by the Agent from time to time at its principal office as its prime commercial lending rate (which rate is not necessarily the lowest rate charged by the Agent to its borrowers) or (b) the Federal Funds Rate plus 1/2%.

                           Base Rate Loan:  any Loan bearing interest at the
Base Rate plus Applicable Margin.

                           Basic Subscribers:  with respect to any cable
television system, (a) all dwelling units, including separate units within an apartment building, hotel, motel, condominium, cooperative or similar building, in respect of which the Borrower or any Subsidiary is paid the applicable monthly price for basic services offered by such cable television system in accordance with standard basic rates generally charged by the Borrower or such Subsidiary in respect of such cable television system and (b) all Equivalent Basic Subscribers in such cable television system.

                           Borrower:  the meaning specified in the preamble to
this Agreement.

                           Borrower Required Payment:  the meaning specified in
Subsection 2.9.3.

                           Business Day:  a day other than a Saturday, Sunday or
day on which commercial banks are required or permitted to close in Philadelphia, Pennsylvania, provided, however, when used with respect to any LIBOR Loans, a Eurodollar Business Day.

                           Business Plan:  for any fiscal year of the Borrower,
a detailed budget by cable system setting forth the amounts budgeted on a monthly basis for revenues and operating expenses by category, Pre-Tax Operating Cash Flow, number of basic and pay service subscribers and subscriber rates, along with a comparison to the preceding year's total revenues and operating expenses by category including a separate summary of budgeted monthly Capital Expenditures and Rebuild Capital Expenditures by project for each cable system.

                           CAA:  the Clean Air Act (42 U.S.C.A. SS 7401 to
7642), as amended from time to time, and all rules, regulations and guidance issued, promulgated or adopted in connection therewith.

                           Capital Expenditures:  expenditures to acquire or
construct fixed or capital assets (within the meaning of GAAP), including, but not limited to, the purchase, construction or rehabilitation of equipment or other physical assets or the expansion or improvement of any cable television system or the addition of capacity or versatility to such a system (including renewals, improvements, replacements and incurrence of Capital Lease Obligations, but excluding Acquisitions).

                           Capital Lease:  a lease with respect to which the
lessee is required to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

                           Capital Lease Obligation:  with respect to any
Capital Lease, the amount of the obligation of the lessee thereunder which would in accordance with GAAP appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

                           Capital Security:  means (a) any share, membership,
partnership or other percentage interest, unit of participation, membership interests or limited liability company interests in any limited liability company or in each case other equivalent (however designated) of a corporate equity security or other equity interest in a Person; and

                                    (b)     any debt security or other evidence
of Indebtedness which is convertible into or exchangeable for, or any option, warrant or other right to acquire, any Capital Security of any type referred to in clause (a) of this definition.

                           Cash Flow Percentage:  the meaning specified in
Subsection 10.1.9.

                           CERCLA:  the Comprehensive Environmental Response,
Compensation, and Liability Act of
1980 (42 U.S.C.A. SS 9601 to 9675), as amended from time to time, and all rules, regulations and guidance issued, promulgated or adopted in connection therewith.

                           Change of Control:

                                    (a)     the failure of Adelphia to own,
directly 100% of the Capital  Securities (of the type described in clause (a) of
the   definition  of  Capital   Securities)   of  the  Borrower  under  ordinary
circumstances (not dependant on any contingency) having voting power, or

                                    (b)     the failure of the Rigas Family to
control, directly or indirectly, more than 50% of the total number of votes that holders of Capital Securities of Adelphia Communications Corporation (of the type described in clause (a) of the definition of Capital Securities) are then entitled to vote (which, on the Closing Date, consist of Class "A" common stock and Class "B" common stock of Adelphia Communications Corporation).

                           Closing Date:  October 5, 1999.

                           COBRA:  the Consolidated Omnibus Budget
Reconciliation Act of 1985 and any amendments thereto.

                           Code:  the Internal Revenue Code of 1986, as amended,
or its predecessor or successor, as applicable, and any Treasury regulations, revenue rulings or technical information releases issued thereunder.

                           Collateral:  at any time means any and all of the
property in which the Agent (for the benefit of itself and the Lenders) is granted, or is purported to be granted, a security interest under any Loan Document. It is the intent of the parties that the Agent, for itself and on behalf of the Lenders, shall be granted a security interest in substantially all of the stock and other equity of the Borrower and the Subsidiaries.

                           Commitment:  either of the Revolving Credit
 Commitment or the Term Loan Commitment.

                           Commitment Fee:  the meaning specified in
Subsection 2.8.1.

                           Consolidated:  with respect to any Person and any
specified Subsidiaries, refers to the method of consolidation of financial statements of such Person and such Subsidiaries and of particular items in such financial statements in accordance with GAAP.

                           CWA:  the Clean Water Act (33 U.S.C.A. S 1251 to
1387), as amended from time to time, and all rules, regulations and guidance issued, promulgated or adopted in connection therewith.

                           Debt Service Coverage Ratio:  as at any date a
financial covenant is being tested, the ratio of (a) Annualized After-Tax Operating Cash Flow to (b) Pro Forma Debt Service.

                           Default:  any condition or event which, with notice
or passage of time or both, would become an Event of Default.

                           Default Rate:  the meaning specified in
Subsection 2.6.6.


                           Eligible Institution:  any commercial bank, savings
and loan or savings bank organized under the laws of the United States or any state thereof and having combined capital and surplus in excess of One Billion Dollars ($1,000,000,000) or any branch located in the United States of a foreign commercial bank, savings and loan or savings bank organized under the laws of another country, which bank or savings and loan has combined capital and surplus in excess of One Billion Dollars ($1,000,000,000).

                           Employee Pension Plan:  any Plan other than a
Multiemployer Plan which (a) is maintained by the Borrower or any ERISA Affiliate and (b) is subject to Part 3 of Title I of ERISA.

                           Environmental Laws:  any national, state or local
law or regulation (including, without limitation, CERCLA, RCRA, CWA, CAA, EPCRA and OSHA) enacted in connection with or relating to the protection or regulation of the environment or public or employee health and safety, including, without limitation, those laws, statutes, and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing, or transporting of Hazardous Substances, and all rules, regulations and guidance issued, promulgated or adopted in connection with such statutes by any governmental authority and any orders, decrees or judgments issued by any court of competent jurisdiction or administrative body in connection with any of the foregoing.

                           EPCRA:  the Emergency Planning Community
Right-to-Know Act of 1986 (42 U.S.C.A. SS 11001 to 11050) as amended from time to time, and all rules, regulations and guidance issued, promulgated or adopted in connection therewith.

                           Equivalent Basic Subscribers:  with respect to each
subscriber (such as a hotel, a motel, a condominium, an apartment, a cooperative and any other similar development) that purchases bulk basic subscription services offered in a cable television system of the Borrower or any Subsidiary the number of subscribers (including additional outlets) obtained by dividing the monthly basic revenues of the Borrower or such Subsidiary from such bulk subscriber's account by the average monthly basic subscription price for individual Basic Subscribers in such cable television system.

                           ERISA:  the Employee Retirement Income Security Act
of 1974, as amended, and any regulations issued thereunder by the Department of Labor or PBGC.

                           ERISA Affiliate:  (a) any corporation included with
the Borrower or any Subsidiary in a controlled group of corporations within the meaning of Section 414(b) of the Code, (b) or any trade or business (whether or not incorporated) which is under common control with the Borrower or any Subsidiary within the meaning of Section 414(c) of the Code, and (c) any member of an affiliated service group of which the Borrower or any Subsidiary is a member within the meaning of Section 414(m) of the Code.

                           Eurodollar Business Day:  a day on which the relevant
London international financial markets are open for the transaction of business contemplated in this Agreement and which is also other than a Saturday, Sunday or other day on which commercial banks are required or permitted to close in Philadelphia, Pennsylvania.

                           Event of Default:  the meaning specified in Section
 10.1.

                           FCC:  the Federal Communications Commission or any
governmental body succeeding to the functions of such commission.

                           FCC License:  any broadcasting, microwave, or other
communications license, permit, certificate of compliance,  franchise,  approval
or  authorization  granted  or  issued  by  the  FCC  for  control,   ownership,
acquisition, construction or operation of a Permitted Business.

                           Federal Funds Rate:  for any period, a fluctuating
interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions as determined by the Agent.

                           First Union National Bank:  First Union National Bank
 and its successors and assigns.

                           Fixed Charges:  as at any date a financial covenant
is being tested, the sum of the following for the Borrower and its Subsidiaries:

(a)      Pro Forma Debt Service;

(b) Restricted Payments (other than the Accommodation Restricted Payment made on the Closing Date) made during the four (4) fiscal quarters ended on, or most recently prior to, such date;

(c) Capital Expenditures excluding those Capital Expenditures which are certified by the Borrower to be Rebuild Capital Expenditures made in accordance with Section 7.5 below, for the four fiscal quarters ended on, or most recently prior to, the date of testing the applicable financial covenant.

                           Fixed Charges Coverage Ratio:  as of any date a
financial covenant is being tested, the ratio of (a) Annualized After-Tax Operating Cash Flow to (b) Fixed Charges.

                           Franchise:  a franchise, permit or license
(including, without limitation, an FCC License), designation or certificate granted by the United States or any other country, territory or state or a city, town, county or other municipality, PUC or any other regulatory authority pursuant to which a Person has the right to own, control, acquire, construct or operate a Permitted Business.

                           GAAP:  generally accepted accounting principles
 consistently applied, which, as
applied to the Borrower shall be consistent with those applied in the preparation of the financial statements referred to in Subsection 4.1.15. If modifications to such principles or the application thereof are required by changes to generally accepted accounting principles but only if such changes would not affect compliance with the financial covenants herein, the Borrower or relevant Person or Persons may incorporate the modifications but only after the Borrower shall have delivered to each Lender a statement describing in reasonable detail the modifications and the effect of such modifications and no Lender shall have objected to such modifications within ten (10) days of receipt of such notice.

                           Guaranty:  as applied to any Person, any direct or
 indirect liability, contingent or
otherwise, of such Person with respect to any indebtedness, lease, dividend or other obligation of another Person, including, but not limited to, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, but not limited to, any such obligation in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation or services regardless of the non-delivery or nonfurnishing thereof, in any such case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected against loss in respect thereof.

                           Hazardous Substances:  any and all pollutants,
 contaminants, toxic or hazardous
wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, migration, or filtration of which is or shall be restricted, prohibited or penalized by any Environmental Law (including, without limitation, petroleum products, asbestos, Asbestos-Containing Materials, urea formaldehyde foam insulation and polychlorinated biphenyls and substances defined as Hazardous Substances, Pollutants or Contaminants).

                           Homes Passed:  dwelling units, including separate
units within an apartment building,
condominium, cooperative, or similar building passed by an operational portion of a cable television system of the Borrower or any Subsidiary.

                           Indebtedness:  with respect to any Person (without
duplication):

(a)      all principal indebtedness of such Person for borrowed money and non-current interest and fees
                  relating thereto;

(b) all obligations of such Person for the deferred purchase price of property or services (not payable and paid on ordinary trade terms) excluding equity based incentives for employees such as phantom stock ;

(c)      all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments;

(d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

(e)      all Capital Lease Obligations of such Person;

(f)      all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar
                  facilities;

(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, which obligations shall be valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends and, in the case of other such obligations, at the amount that, in light of all the facts and circumstances existing at the time of determination, can reasonably be expected to become payable;

(h)      a Guaranty of such Person;

(i) all Indebtedness referred to in clauses (a) through (h) above secured by (or which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and

(j)      all payments required by such Person under non-compete agreements.

                           Indemnitees:  the meaning specified in Section 12.14.

                           Interest Coverage Ratio:  as at any date a financial
 covenant is tested, the ratio of
(a) Annualized After-Tax Operating Cash Flow to (b) Projected Interest Expense.

                           Interest Expense:  for any period, the sum of (a) the
 amount of interest accrued on,
or with respect to, Indebtedness of the Borrower, and the Subsidiaries, on a Consolidated basis, for such period, including without limitation imputed interest on Capitalized Leases and imputed or accreted interest in respect of deep discount or zero coupon obligations, plus (b) the net amount payable under all Interest Rate Protection Agreements in respect of such period (or minus the net amount receivable under Interest Rate Protection Agreements in respect of such period).

                           Interest Period:  with respect to any LIBOR Loan,
(a) initially, the period
commencing on the borrowing or conversion date, as the case may be, and ending one, two, three or six months thereafter or, if a one-year LIBOR Rate is available by the Lenders, ending one year thereafter, as selected by the Borrower pursuant to Subsection 2.6.4 and (b) thereafter, each period commencing on the day after the last day of the preceding Interest Period and ending one, two, three or six months thereafter or, if available, one year thereafter, as selected by the Borrower pursuant to Subsection 2.6.4 provided, however, if any such Interest Period would otherwise end on a day which is not a Eurodollar Business Day, such Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day and provided, further, if any such Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period (as may be the case with an Interest Period commencing at the end of a calendar month) the Interest Period shall end on the last Eurodollar Business Day of the relevant calendar month.

                           Interest Rate Protection Agreement:  an interest rate
 swap, cap or collar agreement
or similar arrangement between any Person and a financial institution providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

                           Investment:  as applied to any Person (the
"Investor"), any direct or indirect
purchase or other acquisition by the Investor of stock or other securities of any other Person, or any direct or indirect loan, advance, or capital contribution by the Investor to any other Person, including all Indebtedness and accounts receivable from such other Person which are not current assets or did not arise from sales to such other Person in the ordinary course of business. The "amount" of any Investment shall mean the sum of the following (without duplication): the amount of cash paid for or contributed to such Investment; the fair market value of any equity or other assets constituting consideration for or contributed to such Investment; and any commitment to pay, contribute, incur, or become liable for any of the foregoing.

                           Knowledge:  an individual will be deemed to have
"knowledge" of a particular fact or
other matter if such individual is actually aware of such fact or other matter or, in view of his position or responsibilities, could reasonably be expected to discover or otherwise become aware of such fact or other matter. An entity will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving as a director, officer, partner, executor, trustee, or key management-level employee of such entity (or in any similar capacity) has, or at any time had, knowledge of such fact or other matter.

                           Lenders:  the meaning specified in the preamble to
this Agreement.

                           Lending Office:  means, with respect to any Lender
and for any Type of Loan the
lending office of such Lender (or of an affiliate of such Lender) designated by such Lender for such Type of Loan from time to time.

                           Leverage Ratio:  as at any date a financial covenant
 is being tested, the ratio of
(a) Total Debt on such date to (b) Annualized Pre-Tax Operating Cash Flow.

                           LIBOR Loan:  any Loan bearing interest at the LIBOR
Rate plus Applicable Margin.

                           LIBOR Rate:  the rate per annum (rounded upwards if
necessary to the nearest
one-one-hundredth of one percent (1/100%)) determined by the Agent to be equal to the quotient of (a) the rate of interest per annum (rounded upwards if necessary to the nearest one-sixteenth of one percent) at which deposits of U.S. Dollars for periods equal to the Interest Period designated by the Borrower and in amounts substantially similar to the outstanding principal amount of the LIBOR Loan during such Interest Period are available to the Agent from prime banks in the London Interbank Eurocurrency Market on or about 11:00 a.m. London time two (2) Eurodollar Business Days prior to the first day of the relevant Interest Period, divided by (b) a number equal to 1.00 minus the LIBOR Reserve Percentage for portions of the LIBOR Loan for the relevant Interest Period.

                           LIBOR Reserve Percentage:  for any LIBOR Loans, the
 maximum rate at which reserves
(including any marginal, supplemental or emergency reserves) are required to be maintained during the relevant Interest Period under Regulation D (and/or other similar regulation) of the Board of Governors of the Federal Reserve System against "Eurocurrency Liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which LIBOR Rate is to be determined as provided in the definition of "LIBOR Rate" or (b) any category of extensions of credit or other assets which include loans the interest rate of which is based on the LIBOR Rate.

                           Lien:  with respect to any Person, any mortgage,
lien, pledge, adverse claim, charge,
security interest or other encumbrance in or on any property or asset of such Person, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease with respect to, any property or asset of such Person.

                           Loans:  advances made to the Borrower pursuant to the
 terms of this Agreement which
shall either be Revolving Credit Loans or Term Loans.

                           Loan Documents:  this Agreement, the Notes, the
Pledge Agreement, the Parent Pledge
Agreement, (for purposes of security only) any Interest Rate Protection Agreements which the Borrower or any Subsidiary, on the one hand, and the Agent or any Lender, on the other hand, enter into pursuant to the terms of this Agreement, and any and all agreements, documents and instruments executed, delivered or filed pursuant to this Agreement, in each case as amended, modified or supplemented from time to time pursuant to the provisions hereof and thereof.

                           Loan Party:  collectively, Adelphia, the Borrower,
the Subsidiaries, and each other
party to any Loan Document (other than the Lenders and the Agent), together with their successors and permitted assigns, if any.

                           Material Adverse Effect:  any material adverse
 effect on:

(a)      the business, condition (financial or otherwise), operations, properties or prospects of the Borrower
                  or the Borrower and its Subsidiaries, taken as a whole,

(b)      the ability of any Loan Party to perform its respective obligations under the Loan Documents,

(c)      the binding nature, validity or enforceability of any of the Loan
                  Documents as an obligation of any
                  Loan Party which is a party thereto, or

(d) the validity, perfection, priority or enforceability of the Liens granted to the Agent for the benefit of itself and the Lenders pursuant to the Loan Documents.

                           Maturity Date:  the later of the Revolving Credit
 Maturity Date or the Term Maturity Date.

                           Multiemployer Plan:  means a multiemployer pension
plan as defined in Section 3(37)
of ERISA to which Borrower, or any ERISA Affiliate is or has been required to contribute.

                           Net Income:  as applied to the Borrower and the
Subsidiaries, for any period, the net
income (or net loss) of the Borrower and its Subsidiaries for such period determined in accordance with GAAP.

                           Net Proceeds:  means, for any sale, lease, transfer
 or other disposition of any
asset, or for any sale or issuance of any security, by any Person, the aggregate amount of consideration received by such Person for such asset or security, after deducting therefrom (a) the amount of such proceeds required to be applied to repay Indebtedness secured by any asset so disposed of, other than Indebtedness to the Lenders under the Loan Documents (b) brokerage commissions, legal fees, finders' fees and other similar fees and commissions and related expenses actually incurred by such Person in connection with such transaction,
(c) taxes clearly identified as being payable in connection with or as a result of such transaction and (d) other out-of-pocket costs actually incurred in connection therewith by such Person, in the case of each of clauses (a), (b),
(c) and (d) above to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such proceeds, paid to a Person that is not an Affiliate of such Person (or, if paid to such an Affiliate, to the extent the terms of such payment are no more favorable to such Affiliate than such terms would be in an arm's-length transaction) or, if applicable held in reserve to make payments described in clauses (b) and (c) above when the same shall become due, and are properly attributable to such transaction or to the asset or security that is the subject thereof.

                           Notes:  the meaning specified in Section 2.3.

                           Obligations:  all payment and performance obligations
 of every kind, nature and
description of the Borrower and each other Loan Party to the Agent or any Lender under, arising out of, or in connection with, this Agreement and the other Loan Documents and all obligations under the letters of credit and other debt instruments referred to in paragraph (c) below (including, in each case, any interest, fees, indemnities and other charges that would accrue but for the filing of a bankruptcy action, whether or not such claim is allowed in such bankruptcy action), whether such obligations are direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising, including, without limitation (and without duplication), the following:

(a) principal of, premium, if any, on and interest on the Loans and the Notes;

(b) any and all other fees, indemnities, costs, obligations and liabilities of the Borrower or any Subsidiary (whether in its capacity as Subsidiary Guarantor or otherwise) and each and every other Loan Party from time to time owing to the Agent, any Lender, any holder of the Notes or other Indemnitee or any successors, agents, nominees or assigns of the foregoing under or in respect of this Agreement and each other Loan Document (including, without limitation, any Interest Rate Protection Agreement required by Section 8.5 below which is entered into with any Lender or any Affiliate of a Lender); and

(c) subject to Section 12.15 below, all obligations of the Borrower or any Subsidiary (whether in its capacity as Subsidiary Guarantor or otherwise) owing to any Lender under letters of credit or other debt instruments issued by any Lender as permitted under the terms of this Agreement.

                           Officer's Compliance Certificate:  a certificate in
substantially the form of Exhibit
D attached hereto or in such other form as the Agent and the Borrower shall agree upon, signed by the chief financial officer of the Borrower as to: (a) the truth of representations and warranties of the Loan Parties in the Loan Documents; (b) the absence of any Default or Event of Default; (c) compliance with the financial covenants set forth herein including the calculations relating thereto; and (d) such other information as is required by this Agreement.

                           OSHA:  the Occupational Safety and Health Act
 (29 U.S.C.A. SS 651-678), as amended
from time to time, and all rules, regulations and guidance issued, promulgated or adopted in connection therewith.

                           Other Secured Obligations:  the meaning specified in
 Section 12.15.

                           PBGC:  Pension Benefit Guaranty Corporation, or any
governmental agency or
instrumentality succeeding to the functions thereof.

                           Parent Pledge Agreement: the meaning specified in
Subsection 4.1.8.

                           Permitted Businesses:  owning, operating, managing
and maintaining domestic cable
television systems and communications businesses related thereto.

                           Permitted Lien:  the meaning specified in
Section 9.2.

                           Person:  a corporation, an association, a limited
liability company, a partnership,
an organization, a business, an individual, a government or political subdivision thereof, a governmental agency or other entity.

                           Plan:  an "Employee Pension Benefit Plan" (as
defined in Section 3(2) of ERISA) which
is currently maintained, or to which contributions are currently being made, by the Borrower, any Subsidiary, or any ERISA Affiliate of the foregoing (or any predecessor thereof).

                           Pledge Agreement:  the meaning specified in
Subsection 4.1.7.

                           Pre-Tax Operating Cash Flow:  for any period, the
result of:

(a) the Net Income of the Borrower and the Subsidiaries (on a Consolidated basis) for the relevant period, provided, that such amount shall be adjusted to exclude (to the extent otherwise included therein and without duplication):

(i)      [intentionally omitted]

(ii) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period and except for normal accruals and reversals in the ordinary course of business;

(iii)    any write-up or write-down of any asset;

(iv)     any net gain from the collection of the proceeds of life insurance policies;

(v)      any gain or loss arising from the acquisition of any securities or
                           Indebtedness of the Borrower;

(vi)     any investment or interest income;

(vii) any deferred credit representing the excess of equity in a Person at the date of acquisition over the cost of the investment in such Person;

(viii) any aggregate net gain (or loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all securities) other than any sale, exchange or other disposition in the ordinary course of business and all taxes clearly identified as being payable by the Borrower or applicable Subsidiary as a result of any such sale, exchange or other disposition;

(ix)     all extraordinary items;

(x)      [intentionally omitted];

(xi)     any net income that is attributable  to or derived from an entity or other issuer that is not a
                           Subsidiary of Borrower; and

(xii)    all non-recurring items properly identified as such on Borrower's financial statements and reports;


                  plus (b) the following (to the extent deducted in such computation of adjusted Net Income) for such period:

(i)      depreciation expense;

(ii)     amortization expense;

(iii)    Interest Expense;

(iv)     other non-cash charges to income;

(v)      [intentionally omitted];

(vi)     [intentionally omitted];
(vii)    [intentionally omitted]; and

(viii)   provision for taxes, if applicable.


                           Pro Forma Debt Service:  as at any date a financial
covenant is being tested (the
"test date"), the sum of the following:

(a) the aggregate amount of scheduled payments or scheduled prepayments of principal due on, or with respect to, Indebtedness of the Borrower and its Subsidiaries for the four fiscal quarters beginning on the first day of the fiscal quarter immediately following the test date, including, without limitation, the amount by which the outstanding principal amount of the Revolving Credit Loans as at the beginning of such period exceeds the Revolving Credit Commitment as at the end of such period and scheduled principal payments on Capital Leases payable during such period; and

(b)      Projected Interest Expense.

Projected Interest Expense: as at any date a financial covenant is being tested (the "test date"), Interest Expense for the four fiscal quarters beginning on the first day of the fiscal quarter immediately following the test date. For purposes of calculating Projected Interest Expense, it shall be assumed (a) the rate of interest on debt that bears interest at a fixed rate for the entire length of the period shall be calculated at that rate for the period and (b) other Indebtedness shall at all times during such period be deemed to accrue interest at a rate equal to the rate of interest in effect on such Indebtedness on the test date (i.e., LIBOR Loans shall continue to bear interest at the applicable LIBOR Rate plus the Applicable Margin on the test date and Base Rate Loans shall continue to bear interest at the Base Rate plus Applicable Margin on the test date) and (c) Indebtedness outstanding at the beginning of the period will remain outstanding during the entire period except that any scheduled payments or prepayments of Indebtedness shall be paid when due.

                           PUC:  any state or local regulatory agency or body
that exercises jurisdiction over
the ownership, construction or operation of Permitted Businesses.

                           Quarterly Payment Date:  the last Business Day of
each March, June, September and
December.

                           RCRA:  the Resource Conservation and Recovery Act of
1976 (42 U.S.C.A.ss.ss.6901 to
6991; a/k/a the Solid Waste Disposal Act), as amended, and all rules, regulations and guidance issued, promulgated or adopted in connection therewith.

                           Rebuild Capital Expenditures:  certain Capital
Expenditures incurred for the purpose
of substantially upgrading or rebuilding the cable systems. To the extent that they do not exceed the amount specified in Section 7.5 below and the Borrower provides the necessary certification, they may be deducted from the calculation of Fixed Charges as provided for in the definition of "Fixed Charges".

                           Release:  a release, spill, emission, leaking,
pumping, emptying, escaping,
injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, groundwater or property.

                           Regulatory Change:  with respect to any Lender, any
change or implementation after
the Closing Date in United States federal, state or foreign laws or regulations, including, without limitation, the issuance of any final regulations or guidelines, or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, including any such Lender, of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) or by any court or governmental or monetary authority charged with the interpretation or administration thereof provided, however, that any change in, or the implementation of, any Bank Tax shall not constitute a Regulatory Change hereunder.

                           Remedial Action:  actions necessary to comply with
any Environmental Law with respect
to (a) clean up, removal, treatment or handling Hazardous Substances in the indoor or outdoor environment; (b) prevention of Releases or threats of Releases or minimization of further Releases of Hazardous Substances so they do not migrate or endanger or threaten to endanger public or employee health or safety or welfare or the indoor or outdoor environment; or (c) performance of pre-remedial studies and investigations and post-remedial monitoring and care.

                           Reorganization:  any reorganization as defined in
Section 4241(a) of ERISA.

                           Reportable Event:  with respect to any Employee
Pension Plan, an event described in
Section 4043(b) of ERISA.

                           Requisite Lenders:  at any time, Lenders having 51%
or more of the aggregate unpaid
principal amount of the Loans or, if no such principal amount is then outstanding, Lenders having 51% or more of the Revolving Credit Commitment.

                           Restricted Payment:

(a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock or ownership interest of the Borrower or any Subsidiary, now or hereafter outstanding, except a dividend payable solely in shares of stock of the Borrower or such Subsidiary, as the case may be, and except for dividends payable exclusively to the Borrower or one or more Subsidiaries;

(b) any redemption, retirement, purchase or other acquisition, direct or indirect, of any shares of any class of stock or ownership interest of the Borrower or any Subsidiary, now or hereafter outstanding, or of any warrants, rights or options to acquire any such shares or interests, except to the extent that the consideration therefor consists solely of shares of stock of the Borrower or any Subsidiary, as the case may be or consideration therefor is paid exclusively to the Borrower or any Subsidiary;

(c) any sinking fund, other prepayment or installment payment on account of any shares of stock or ownership interests of the Borrower or any Subsidiary;

(d) any other payment, loan or advance to a shareholder of the Borrower or any Subsidiary whether in the capacity of such Person as a shareholder or otherwise, except (i) payments to the Borrower or another Subsidiary, (ii) salaries and other compensation, the payment of which is not otherwise restricted under the Loan Documents, paid in the ordinary course of business consistent with historical practices and (iii) stock bonuses paid to Persons pursuant to any stock bonus plan of the Borrower or any Subsidiary so long as such transaction shall not effect a Change of Control; and

(e) any forgiveness or release without adequate consideration by the Borrower or any Subsidiary of any Indebtedness or other obligation owing to the Borrower or such Subsidiary by a Person, other than the Borrower or a Subsidiary that is a shareholder of the Borrower or such Subsidiary or an Affiliate of any such shareholder.

                           Revolving Credit Commitment:  the meaning specified
in Subsection 2.1.1.

                           Revolving Credit Loan:  the meaning specified in
Subsection 2.1.1.

                           Revolving Credit Maturity Date:  December 31, 2006 or
 such earlier date as the
Revolving Credit Commitment shall terminate in its entirety pursuant to the terms of this Agreement.

                           Rigas Family:  means John J. Rigas, Timothy J. Rigas,
Michael J. Rigas, James P.
Rigas, Ellen K. Rigas, or any of their respective spouses, estates, or lineal descendants, or any trust created for the direct and sole benefit of any such Persons or, while and to the extent they are serving in such capacity, the executors, administrators or personal representatives of such Persons.

                           SMATV:  satellite master antenna television.

                           Subscriber Certificate:  a certificate in
substantially the form attached hereto as Exhibit E containing certain information respecting the subscribers to the cable operations of the Borrower and the Subsidiaries for each fiscal quarter.

                           Subsidiary:  with respect to any Person (the
"Parent"), (a) any corporation of which
more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by the Parent, by the Parent and one or more of its other Subsidiaries or by one or more of the Parent's other Subsidiaries, (b) any partnership, joint venture or other association of which more than 50% of the equity interests having the power to vote to direct or control the management of such partnership, joint venture or other association is at the time owned or controlled by the Parent, by the Parent and one or more of the other Subsidiaries or by one or more of the Parent's other Subsidiaries or (c) any other Person that is Consolidated with the Parent.

                           Subsidiary Guarantors:  the meaning specified in the
preamble to this Agreement.

                           Tax:  any federal, state, local or foreign tax,
assessment or other governmental
charge or levy (including any withholding tax) upon a Person or upon its assets, revenues, income or profits.

                           Term Loan:  the meaning specified in
Subsection 2.2.1.

                           Term Loan Commitment:  the meaning specified in
Subsection 2.2.1.

                           Term Loan Maturity Date:  June 30, 2007 or such
earlier date as the Term Loans shall
be repaid in full.

                           Total Debt:  the aggregate amount of all Indebtedness
 of the Borrower and the
Subsidiaries, on a Consolidated basis.

                           Type:  with respect to any Loan, means a
classification of that Loan as a Base Rate
Loan or a LIBOR Loan with a certain Interest Period. By way of example, a LIBOR Loan with a three month Interest Period ending June 30, 2000 shall be a different Type of Loan than a LIBOR Loan with a two month Interest Period ending May 15, 2000.

                           Undesignated Obligations:  the meaning specified in
Subsection 12.15.

                           United States Person:  the meaning specified in
Subsection 2.10.1.

                           U.S. Dollars and $:  lawful money of the United
States of America.

                           Withdrawal Liability:  any withdrawal liability as
defined in Section 4201 of ERISA.


1.2      Calculations and Financial Data.

                           Except as otherwise provided in this Agreement,
calculations under this Agreement
shall be subject to the following:

1.2.1 Except as expressly provided otherwise, calculations made pursuant to this Agreement and financial data delivered hereunder and terms referred to herein shall be prepared and interpreted both as to classification of items and as to amounts in accordance with GAAP.

1.2.2 It shall be assumed that any Indebtedness constituting Guaranties will require payments of principal in the amounts as called for in the underlying obligation which is the subject of such Guaranty subject to any express limitations set forth in such Guaranty (it being understood that neither the Borrower nor any Subsidiary may incur any Guaranties except as specifically permitted under this Agreement).

1.2.3    [intentionally omitted]

1.2.4 If the Borrower or any of the Subsidiaries makes an Acquisition permitted by the terms of this Agreement, for purposes of the calculations contemplated hereby, there shall be added to the net income, cash flow and other financial data of the Borrower and the Subsidiaries, on a Consolidated basis, for the fiscal quarter in which such Acquisition occurs and for each of the three preceding fiscal quarters, the net income, cash flow and other financial data of the acquired system or entity for such period (determined with the prior approval of the Agent on a pro forma basis). If there occurs any disposition of any system or entity by the Borrower or any Subsidiary, for purposes of the calculations contemplated hereby, there shall be deducted from net income, cash flow and other financial data of the Borrower and the Subsidiaries, on a Consolidated basis, for the fiscal quarter in which such disposition occurs and the preceding three fiscal quarters, the net income, cash flow and other financial data of the system or entity so disposed of for such period (determined with the prior approval of the Agent on a pro forma basis)

1.2.5 Financial calculations made pursuant to this Agreement shall exclude taxes paid on non-operating income.

Article 2
                                    THE LOANS

2.1      Revolving Credit Loans

2.1.1 Commitment to Lend. Subject to and upon the terms and conditions set forth in this Agreement, the Lenders shall make advances to the Borrower until the Revolving Credit Maturity Date in an aggregate amount not to exceed at any time outstanding Three Hundred Million Dollars ($300,000,000) (as the same may be reduced pursuant to the terms of this Agreement, the "Revolving Credit Commitment"); provided however, that (a) the aggregate amount of the Revolving Credit Commitment available for borrowing at any time shall not exceed the amount of the Revolving Credit Commitment at that time less the amount of any outstanding Revolving Credit Loans; and (b) the amount and percentage of the Revolving Credit Commitment which each Lender is obligated to lend shall not exceed at any time the amount or percentage set forth opposite the name of such Lender on Schedule 2.1 attached hereto (as supplemented and amended by giving effect to the assignments contemplated in Section 12.5). (Any Lender's share of the Revolving Credit Commitment is sometimes referred to in this Agreement as such Lender's Revolving Credit Commitment). Within the foregoing limits, and subject to the terms and conditions set forth in this Agreement until the Revolving Credit Maturity Date, the Borrower may borrow under this Subsection 2.1.1, repay or prepay such advances, and reborrow under this Subsection 2.1.1. The amounts loaned to the Borrower pursuant to this Subsection 2.1.1 are collectively referred to as the "Revolving Credit Loans".

2.1.2    Reduction of Commitment.

(a) Scheduled Reductions in Commitment. The Revolving Credit Commitment shall be automatically reduced on each March 31, June 30, September 30 and December 31 of each year commencing on March 31, 2000 and ending on the Revolving Credit Maturity Date in accordance with the following schedule:


                                                       Total Quarterly
                                                   Percentage Reduction (in

                           Date of                 of Total Dollars) Assuming
                           Commitment     Commitment  No Other Commitment
                           Reduction       Reduced        Reductions

                           3/31/00          1.250%       $ 3,750,000

                           6/30/00          1.250%       $ 3,750,000

                           9/30/00          1.250%       $ 3,750,000

                           12/31/00         1.250%       $ 3,750,000

                           3/31/01          2.500%       $ 7,500,000

                           6/30/01          2.500%       $ 7,500,000

                           9/30/01          2.500%       $ 7,500,000

                           12/31/01         2.500%       $ 7,500,000

                           3/31/02          3.125%       $ 9,375,000

                           6/30/02          3.125%       $ 9,375,000

                           9/30/02          3.125%       $ 9,375,000

                           12/31/02         3.125%       $ 9,375,000

                           3/31/03          3.750%       $11,250,000

                           6/30/03          3.750%       $11,250,000

                           9/30/03          3.750%       $11,250,000

                           12/31/03         3.750%       $11,250,000

                           3/31/04          4.375%       $13,125,000

                           6/30/04          4.375%       $13,125,000

                           9/30/04          4.375%       $13,125,000

                           12/31/04         4.375%       $13,125,000

                           3/31/05          5.000%       $15,000,000

                           6/30/05          5.000%       $15,000,000

                           9/30/05          5.000%       $15,000,000

                           12/31/05         5.000%       $15,000,000

                           3/31/06          5.000%       $15,000,000

                           6/30/06          5.000%       $15,000,000

                           9/30/06          5.000%       $15,000,000

                           12/31/06         5.000%      $15,000,000

                              100.000% $300,000,000


(b) Mandatory Reductions In Connection With Dispositions. The Revolving Credit Commitment shall be further reduced at such times and in such amounts as is set forth in Subsection 2.5.2 below (concerning prepayments made from, and reductions in the amount of Revolving Credit Commitment relating to, Net Proceeds of certain dispositions).

(c) Voluntary Reductions. The Borrower shall have the right at any time and from time to time upon five (5) Business Days' prior written notice to the Agent to permanently reduce in whole multiples of Five Million Dollars ($5,000,000) or terminate the Revolving Credit Commitment, without penalty or premium (except that if any such voluntary reduction in the Revolving Credit Commitment would require the prepayment of any LIBOR Loan (pursuant to Subsection 2.5.5) prior to the last day of the applicable Interest Period, it shall be accompanied by all amounts due under Subsection 2.7.4 below).

(d) Relationship with Scheduled Reductions. Any reductions in the amount of the Revolving Credit Commitment in connection with Net Proceeds of dispositions pursuant to paragraph (b) above and any voluntary reductions in the amount of the Revolving Credit Commitment pursuant to paragraph (c) above shall be applied to each quarterly reduction amount pursuant to paragraph (a) above on a pro rata basis.

(e) Prepayment of Commitment Fees. At any time that the amount of the Revolving Credit Commitment is reduced pursuant to this Subsection 2.1.2, the Borrower shall pay to the Agent for the account of each Lender all accrued Commitment Fees as of the date of the Commitment reduction on the amount so reduced.

2.2      Term Loans.

2.2.1 Commitment to Lend. Upon the terms and subject to the conditions of this Agreement, each Lender agrees to make Term Loans to the Borrower on the Closing Date (collectively and together with all Loans into which such original advances may be converted, "the Term Loans") in an aggregate principal amount not to exceed Seventy-Five Million Dollars ($75,000,000) (the "Term Loan Commitment"), provided, however, the amount and percentage of the Term Loan Commitment that any Lender is obligated to lend shall not exceed the amount or percentage set forth opposite the name of such Lender on Schedule 2.1 attached hereto. Any Lender's share of the Term Loan Commitment is sometimes referred to herein as such Lender's Term Loan Commitment. The Borrower shall not be permitted to reborrow any amount of the Term Loans once repaid.

2.3      The Notes.

                  The aggregate amount of each Lender's share of the Commitment and Loans shall be evidenced by a note to be issued by the Borrower to such Lender in substantially the form attached hereto as Exhibit A (any such note, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and together with each replacement thereof, a "Note"), the principal and unpaid interest of which, and all unpaid fees and other sums of any nature due under or in connection with which, (to the extent not due and payable before) shall be due and payable on the applicable Maturity Date.

2.4      Manner of Effecting a Borrowing.


2.4.1 Borrowing Notice Each borrowing of a Base Rate Loan shall be in the minimum amount of Two Million Dollars ($2,000,000) and integral multiples of Five Hundred Thousand Dollars ($500,000) in excess of such minimum amount and each borrowing of a LIBOR Loan shall be in a minimum amount of Three Million Dollars ($3,000,000) and integral multiples of Five Hundred Thousand Dollars ($500,000) in excess of such minimum amount. To effect a borrowing, the Borrower shall give the Agent written notice in the form annexed to this Agreement as Exhibit B or in such other form as the Agent and the Borrower may agree upon, specifying the amount and date of each intended borrowing, the manner in which the same shall be disbursed, which notice (a) in the case of any Base Rate Loan, shall be given no later than 10:00 a.m. (Philadelphia, Pennsylvania time) on the date of such borrowing, and (b) in the case of any LIBOR Loan, shall be given no later than 12:00 noon (Philadelphia, Pennsylvania time) three (3) Business Days prior to the date of such borrowing and shall specify the Interest Period with respect to such borrowing. Each such notice shall have attached thereto a certificate showing pro forma compliance with the financial covenants set forth in Article 7 below after giving effect to the Loans thereby requested.

2.4.2 Funding Procedure. The Agent in turn shall give prompt written or telephonic notice (confirmed in writing) to each Lender of its pro rata share of the requested Loan, the interest rate and the scheduled date of the funding. After receipt of such notice, each Lender shall make such arrangements as are necessary to assure that its pro rata share of the funding shall be immediately available (in U.S. Dollars) to the Agent no later than 1:00 p.m. Philadelphia, Pennsylvania time, on the date on which the funding is to occur. After receipt of the funds, subject to the satisfaction of the conditions precedent set forth in Sections 4.2 and 4.1, and subject to the other conditions set forth herein, the Agent shall disburse the amount of such borrowing in accordance with instructions in the Borrower's borrowing notice.

2.4.3 Obligations Suspended During Default. The Lenders shall not be obligated to comply with a borrowing notice if there shall then exist an Event of Default or a Default.

2.4.4 Several Obligations to Lend. Each Lender is severally bound by this Agreement, but there shall be no joint obligation under this Agreement. The failure of any Lender to make any Loan to be made by it on the date specified for the Loans shall not relieve any other Lender of its obligation to make its Loan on such date.

2.4.5    Permitted Assumptions by Agent.

(a) Unless the Agent shall have received notice from a Lender prior to 12:00 noon (Philadelphia time) on the date of any Loan that such Lender will not make available to the Agent such Lender's ratable portion of such Loan, the Agent may assume that such Lender has made or will make such portion available to the Agent on the date of such Loan. The Agent may in its sole discretion and in reliance upon such assumption make available to the Borrower on such date a corresponding amount. If a Lender has not or does not make available to the Agent the full amount on the day of the advance, the Agent may advance such corresponding amount and such Lender agrees to repay to the Agent on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid by such Lender to the Agent at the Federal Funds Rate provided, however, that if such Lender shall fail to make available to the Agent the full amount of such Lender's share of the advance within two (2) Business Days of the date it shall have received notice from the Agent that its share of the advance has not been received, interest shall accrue (from such second Business Day after notice is received) at a rate equal to the rate payable by the Borrower on the corresponding Loan.

(b) If such Lender shall reimburse the Agent for an amount advanced by the Agent pursuant to the preceding paragraph (a), such amount shall constitute such Lender's portion of the applicable Loans for purposes of this Agreement. If such Lender does not reimburse such corresponding amount immediately upon the Agent's demand therefor, the Agent shall notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Agent, with interest at the applicable rate hereunder. The failure of any Lender to fund its portion of any Loans shall not relieve any other Lender of its obligation, if any, hereunder to fund its respective portion of the Loans on the funding date, but no Lender shall be responsible for any such failure of any other Lender.

(c) If the Agent advances any funds pursuant to this Subsection 2.4.5 in respect of another Lender's Commitment and whether or not the relevant Lender thereafter reimburses the Agent, any contractual interest payable on such amount by the Borrower hereunder for the period commencing on the date such amount was made available by the Agent until the date the relevant Lender reimbursed the Agent shall be payable to the Agent and not such Lender and, in addition, such Lender shall pay the Agent the amounts referred to in paragraph (a) above and for any costs, losses or expenses incurred therewith as well as a $200 fee to compensate the Agent for its efforts in connection therewith.

(d) In the event that, at any time (other than during a period when a Default or Event of Default has occurred and is continuing) a Lender for any reason fails or refuses to fund its portion of a Loan, then, until such time as such Lender has funded its portion of such Loan (which late funding shall not absolve such Lender from any liability it may have), such non-funding Lender shall not have the right to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document, and the amount of the Commitment or Loans of such Lender shall not be counted as outstanding for purposes of determining "Requisite Lender" hereunder.

(e) Without prejudice to the survival of any other remedies hereunder, if any Lender fails to make available to the Agent the full amount of such Lender's share of the advance within two (2) Business Days of the date it shall have received notice from the Agent that its share of the advance has not been received, the Borrower or the Agent may require that such Lender transfer all of its right, title and interest under this Agreement, such Lender's Note and each other Loan Document to any Eligible Institution identified by the Borrower (with the consent of the Agent (which consent shall not be unreasonably withheld)) or by the Agent, subject to the following: (i) such proposed transferee shall agree to assume all of the obligations of the transferor Lender for consideration equal to the outstanding principal amount of such transferor Lender's Loans, together with interest thereon to the date of such transfer, and (ii) satisfactory arrangements shall be made for payment to such transferor Lender of all other amounts payable hereunder to such Lender on or prior to the date of such transfer (including any fees accrued hereunder, except any amounts that would be payable under Subsection 2.7.4 as a result of assigning rights and obligations in respect of any LIBOR Loans on a day other than the last day of the applicable Interest Period, which amounts shall be forfeited by the transferor). In the event that any transfer is made pursuant to this paragraph
(e), the Agent shall be entitled to a processing and recording fee of $3,500 payable in equal share by the transferor and the transferee.

(f) The provisions of this Subsection 2.4.5 shall in no way serve to limit or modify a Lender's obligation to fund Loans to the Borrower as otherwise provided in this Agreement.

2.5      Prepayments and Repayments.


2.5.1 Voluntary Prepayments of Term Loans or Revolving Credit Loans. Except as specifically set forth in this Agreement, the Borrower shall be permitted to prepay the Loans at any time without penalty or premium subject to the following:

(a) The Borrower shall provide the Agent with written notice (or telephonic notice confirmed in writing) no later than 10:00 a.m. (Philadelphia, Pennsylvania time) on the date of a proposed prepayment of any Base Rate Loan and at least three (3) Business Days prior written notice (or telephonic notice confirmed in writing) of its intention to prepay any LIBOR Loan, in each case specifying the amount and date of such prepayment, provided, however, that the Borrower shall provide at least five (5) days prior written notice (or telephonic notice confirmed in writing) of its intention to prepay any Term Loan. The notice shall specify whether the prepayment is of Term Loans, Revolving Credit Loans or both and, if both, the amount of each being prepaid.

(b) Each prepayment of some, but not all, of the Base Rate Loans shall be in a minimum amount equal to Two Million Dollars ($2,000,000) and integral multiples of Five Hundred Thousand Dollars ($500,000) in excess of such minimum amount and each prepayment of some, but not all, of the LIBOR Loans shall be in a minimum amount equal to Three Million Dollars ($3,000,000) and integral multiples of Five Hundred Thousand Dollars ($500,000) in excess of such minimum amount.

2.5.2 Mandatory Prepayments of Term Loans or Reductions of Revolving Credit Commitment in Connection With Certain Dispositions of Assets.

(a) In the event that any of the Net Proceeds of any sale or disposition of assets (including, without limitation, capital stock) by the Borrower or any Subsidiary made pursuant to clause (vi) of Section 9.7 below have not been reinvested, pursuant to Acquisitions described in clause (i) of Subsection 9.4.1 in Permitted Businesses in a manner not prohibited by the terms of this Agreement within the one-year period following such sale or disposition, and such non-invested Net Proceeds, together with the non-invested Net Proceeds of all previous such sales or dispositions commencing on the Closing Date, exceed $3,000,000, the Borrower shall, within 30 days following the end of such one-year period, prepay the Loans or reduce the amount of the Revolving Credit Commitment in an amount equal to such excess as set forth in paragraph (b) below.

(b) At least five (5) Business Days prior to the date that a prepayment (and/or Commitment reduction) pursuant to this Subsection 2.5.2 is to occur, the Borrower shall notify the Lenders as to whether the amount shall be applied to installments of the Term Loans or to permanently reduce the amount of the Revolving Credit Commitment (in which case any prepayments required by Subsection 2.5.5 shall be made) or both (and, if both, how much is to be applied to the Term Loans and how much to reduce the Commitments).

2.5.3 Scheduled Repayments of the Term Loans. The Borrower shall pay to the Agent for the account of the Lenders, the principal amount of the Term Loans in three (3) equal installments of Twenty-Five Million Dollars ($25,000,000) each (subject to any prepayments in accordance with the terms of this Agreement) on December 31, 2006, March 31, 2007 and June 30, 2007. Notwithstanding anything else provided herein, all outstanding amounts of principal on the Term Loans, together with all interest and fees related thereto, if not due and payable before, shall be due and payable on the Term Loan Maturity Date.

2.5.4 Effect of Other Term Loan Prepayments on Scheduled Repayments of the Term Loans. Any mandatory prepayments of Term Loans in connection with dispositions of assets pursuant to Subsection 2.5.2 above and any voluntary prepayments of Term Loans pursuant to Subsection 2.5.1 above shall first be applied to interest on the Term Loans and fees hereunder and then to reduce the amounts due on June 30, 2007 pursuant to the preceding Subsection 2.5.3 until the total amount due on such date is repaid and then shall be applied to reduce amounts due on March 31, 2007 pursuant to the preceding Subsection 2.5.3 until the total amount due on such date is repaid and then shall be applied to reduce amounts due on December 31, 2006.

2.5.5 Prepayments of Revolving Credit Loans In Connection With Commitment Reductions; Revolving Credit Maturity Date. The amount of the Revolving Credit Loans may not, at any time, exceed the amount of the Revolving Credit Commitment. Therefore, upon the effective date of each reduction in the Revolving Credit Commitment (whether scheduled, mandatory or voluntary), the Borrower shall pay to the Agent for the benefit of the Lenders the principal amount of the Revolving Credit Loans to the extent, if any, that the aggregate principal amount of the Revolving Credit Loans then outstanding exceeds the amount of the Revolving Credit Commitment as so reduced. Notwithstanding anything else provided herein, all outstanding amounts of principal on the Revolving Credit Loans, together with all interest thereon and fees related thereto, if not due and payable before, shall be due and payable on the Revolving Credit Maturity Date.

2.5.6 Application of Prepayments and Repayments. Unless otherwise provided in this Agreement, repayments and prepayments shall be applied first to costs, indemnities and fees (to the extent then payable) then to interest (to the extent then payable) and then to principal with respect to Base Rate Loans, and then to principal with respect to LIBOR Loans and among such LIBOR Loans first to such Loans with the earliest expiring Interest Periods and thereafter to such LIBOR Loans in chronological order of the expiration of their Interest Periods.

2.5.7 Interest and Breakage Costs on LIBOR Loans. The Borrower shall, concurrently with any prepayment of any LIBOR Loans, pay the full amount of all interest accrued on such Loans and, if on a day other than the last day of the applicable Interest Period, pay such amounts as are required by Subsection 2.7.4 below.

2.5.8 Final Maturity Any payments in respect of principal, interest, fees, indemnities or other amounts payable hereunder or under any of the other Loan Documents, if not due and payable before, shall be due and payable on the Maturity Date.

2.6      Interest

2.6.1 Interest Rate Options. The Loans shall bear interest, at the Borrower's option (subject to the limitations and conditions set forth herein), at (a) the Base Rate plus Applicable Margin or (b) the LIBOR Rate plus Applicable Margin.

2.6.2 Calculation and Payment of Interest. Interest on Base Rate Loans shall be payable quarterly on each Quarterly Payment Date, beginning with the first Quarterly Payment Date after the Closing Date. Interest on LIBOR Loans shall be payable on the last day of each Interest Period, provided that if the applicable Interest Period is six (6) months or longer, interest shall be payable on the ninetieth (90th) day of the Interest Period (and, in the case of a one-year Interest Period, also on the 180th day and the 270th day of the Interest Period) and on the last day of the Interest Period. In addition to the foregoing, interest on all LIBOR Loans shall be due and payable upon repayment or prepayment of such Loans. Interest on all LIBOR Loans shall be computed on the basis of a 360 day year, and interest on all Base Rate Loans shall be computed on the basis of a 365 day year unless the Base Rate is based on the Federal Funds Rate, in which case it shall be computed on the basis of a 360 day year.

2.6.3 Applicable Margin. The term "Applicable Margin" when used herein with respect to the rate of interest to be charged on Revolving Credit Loans shall mean, at any time, the respective percentage set forth below under the caption for the specified kind of Loan opposite the applicable Leverage Ratio:


                                            Base              LIBOR
         Leverage Ratio                     Rate              Rate

         greater than or
         equal to 6.0 to 1                  1.000%            2.250%

         less than 6.0 to 1
         but greater than or
         equal to 5.5 to 1                  0.875%            2.125%

         less than 5.5 to 1
         but greater than or
         equal to 5.0 to 1                  0.625%            1.875%

         less than 5.0 to 1
         but greater than or
         equal to 4.5 to 1                  0.375%            1.625%

         less than 4.5 to 1.0
         but greater than or
         equal to 4.0 to 1                  0.125%            1.375%

         less than 4.0 to 1                 0.000%            1.250%

The term "Applicable Margin" when used herein with respect to the rate of interest to be charged on any Term Loan shall mean, at any time, an amount equal to the sum of (a) the percentage set forth above for such kind of Loan at the relevant Leverage Ratio plus (b) one half of one percent (.50%).

For purposes of determining the Applicable Margin, the Leverage Ratio shall be determined initially on the basis of the certificate provided for in Subsection
4.1.5 and subsequently on the basis of the most recent Officer's Compliance Certificate delivered pursuant to Subsection 6.1.4(a) below or pursuant to the following paragraph of this Subsection 2.6.3. Any change in the Applicable Margin as a result of a change in the Leverage Ratio shall be effective as of the second (2nd) Business Day after the day on which the Officer's Compliance Certificate delivered pursuant to Subsection 6.1.4(a) below or the following paragraph of this Subsection 2.6.3 that indicates such change in the Leverage Ratio is delivered to the Agent provided, however, if the financial statements or such Officer's Compliance Certificate are not delivered at the time specified in Section 6.1 below or in the following paragraph, then the Applicable Margin for any given kind of Loan shall, in the event that said statements and Officer's Compliance Certificate are not delivered within two (2) Business Days of receipt of notice from the Agent, be the highest rate set forth above for such kind of Loan during any period that the Borrower is delinquent in the delivery of such financial statements.

                  On any date that the Borrower incurs Indebtedness to make any Acquisitions in an aggregate amount equal to or greater than $10,000,000 (an "Acquisition-Margin Adjustment Date") the Borrower shall deliver to the Agent an Officer's Compliance Certificate setting forth the pro forma Leverage Ratio as of such date after giving effect to such Indebtedness for Acquisitions (i.e., using the amount of Annualized Pre-Tax Operating Cash Flow set forth on the most recent Officer's Compliance Certificate (adjusted to give pro forma effect to the Acquisition in the manner permitted by Section 1.2.4) and comparing it to the Total Debt as at the date of the incurrence of such Indebtedness for Acquisitions after giving effect thereto).

2.6.4 Manner of Election of Interest Rate and Interest Period. Unless otherwise elected by the Borrower, the Loans shall bear interest at the Base Rate plus Applicable Margin. The Borrower may, upon three (3) Business Days' prior written notice to the Agent in the form of Exhibit C to this Agreement, and subject to and upon the terms and conditions set forth in this Agreement, elect to borrow money as, or convert outstanding Loans to, LIBOR Loans. Any such election may be made with respect to a principal amount designated in such notice equal to at least Three Million Dollars ($3,000,000) and integral multiples of Five Hundred Thousand Dollars ($500,000) in excess of such minimum, for an Interest Period designated by the Borrower in its notice.

2.6.5 Certain Limitations. The right of the Borrower to elect a certain Type of Loan shall be limited as follows:


(a) The Borrower may not convert any Loan to a LIBOR Loan if at the time of such conversion or election there shall exist a Default or an Event of Default.

(b) If a LIBOR Rate is elected, such interest rate shall remain in effect for the Interest Period selected and such interest rate shall not otherwise be converted to another interest rate prior to the expiration of the Interest Period except as otherwise required by this Agreement.

(c) LIBOR Loans shall, commencing on the last day of the applicable Interest Period, bear interest at the Base Rate plus the Applicable Margin unless prior thereto the Agent shall have received a timely notice pursuant to this Section
2.6 that an elective rate based on the LIBOR Rate plus Applicable Margin shall be effective commencing on such date with respect to any or all of such principal.

(d) The Borrower may not elect a LIBOR Rate for any Interest Period if the effect of such election, (as could reasonably be determined by the Borrower at the time of such election) would be to require the Borrower to make a repayment or prepayment of a LIBOR Loan prior to the end of the relevant Interest Period. Without limiting the generality of the foregoing, no Interest Period may be elected for Revolving Credit Loans that would end later than the Revolving Credit Maturity Date and no Interest Period may be elected for Term Loans that would end later than the Term Loan Maturity Date.

(e) The Borrower may not elect a LIBOR Rate if such election would require the Agent to administer concurrently more than eight (8) Types of Loans.

2.6.6 Default Rate. Anything in this Agreement to the contrary notwithstanding, but subject to the terms of Section 12.10 below, during the existence of any payment default hereunder or under any other Loan Documents, the Loans shall bear interest at a rate equal to the sum of two percent (2%) per annum plus the interest rate(s) otherwise in effect hereunder (the "Default Rate").

2.7      Additional Provisions Respecting Rates and Costs

2.7.1 Mandatory Suspension and Conversion of LIBOR Loans. Each Lender's obligations to make, continue or convert into LIBOR Loans (or, as applicable, LIBOR Loans with a certain Interest Period) shall be suspended, and all such Lender's outstanding Loans of such Type shall be converted into Base Rate Loans on the last day of their applicable Interest Periods (or, if earlier, in the case of clause (c) below, on the last day such Lender may lawfully continue to maintain Loans of such Type or, in the case of clause (d) below, on the day determined by such Lender to be the last Business Day before the effective date of the applicable restriction), and all pending requests for the making or continuation of or conversion into Loans of such Type by such Lender shall be deemed requests for Base Rate Loans, if:

(a) on or prior to the determination of an interest rate for a LIBOR Loan for any Interest Period, the Agent determines that for any reason appropriate information is not available to it for purposes of determining the LIBOR Rate for such Interest Period;

(b) such Lender determines that the LIBOR Rate as determined by the Agent for such Interest Period would not accurately reflect the cost to any Lender of making, continuing or converting into a LIBOR Loan for such Interest Period;

(c) at any time, such Lender determines that any Regulatory Change makes it unlawful or impracticable for any Lenders to make, continue or convert into a LIBOR Loan or a LIBOR Loan of a certain Interest Period, or to comply with its obligations hereunder in respect thereof; or

(d) such Lender determines that, by reason of any Regulatory Change, such Lender is restricted, directly or indirectly, in the amount that it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rate applicable to LIBOR Loans of such Type is directly or indirectly determined or (ii) the category of assets that includes LIBOR Loans of such Type.

If, as a result of this Subsection 2.7.1, any Loan of any Lender that would otherwise be made or maintained as or converted into a LIBOR Loan for any Interest Period is instead made or maintained as or converted into a Base Rate Loan, then, unless the corresponding Loan of each of the other Lenders is also to be made or maintained as or converted into a Base Rate Loan, such Loan shall be treated as being a LIBOR Loan for such Interest Period for all purposes of this Agreement (including the timing, application and proration among the Lenders of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Loan. The Agent shall promptly notify the Borrower and each Lender of the existence or occurrence of any condition or circumstance specified clause (a) above, and each Lender shall promptly notify the Borrower and the Agent of the existence, occurrence or termination of any condition or circumstance specified in clause (b), (c) or (d) above applicable to such Lender's Loans, but the failure by the Agent or such Lender to give any such notice shall not affect such Lender's rights hereunder.

Notwithstanding the foregoing, LIBOR Loans for a one year Interest Period are governed by the terms of Section 2.6 and shall be available only as specified therein.

2.7.2 Regulatory Changes; Increased Costs. If in the determination of any Lender
(a) any Regulatory Change shall directly or indirectly (i) reduce the amount of any sum received or receivable by such Lender on any Loan, (ii) impose a cost on such Lender or any Affiliate of such Lender that is attributable to the making or maintaining of, or such Lender's commitment to make, any Loan, (iii) require such Lender or any Affiliate of the Lender to make any payment on, or calculated by reference to, the gross amount of any amount received by the Lender under any Loan Document or (iv) reduce, or have the effect of reducing, the rate of return on any capital of the Lender or any Affiliate of the Lender that the Lender or such Affiliate is required to maintain on account of any Loan or the Lender's commitment to make any Loan and (b) such reduction, increased cost or payment shall not be fully compensated for by an adjustment in the applicable rates of interest payable under the Loan Documents, then, upon written request of such Lender, the Borrower shall pay to such Lender such additional amounts as the Lender determines will, together with any adjustment in the applicable rates of interest payable hereunder, fully compensate it for such reduction, increased cost or payment. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 Business Days after request by the Lender for such payment and, in the case of those applicable to future periods, on the date specified in such request. The Lender will promptly notify the Borrower of any determination made by it referred to above, but the failure to give such notice shall not affect the Lender's right to such compensation; provided, however, that the Borrower shall not be required to pay such additional amounts in respect of any Regulatory Change for any period ending prior to the date that is 90 days prior to the giving of the notice of the determination of such additional amounts (unless such period shall have commenced after the date that such Lender notified the Borrower of the possibility that additional amounts may be payable as a result of such Regulatory Change but was unable at that time to specify the amount due), except if such Regulatory Change shall have been imposed retroactively.

2.7.3 Capital Requirements. If, in the determination of any Lender, such Lender or any Affiliate of such Lender is required, as a result of a Regulatory Change, to maintain capital on account of any Loan or such Lender's commitment to make any Loan, then, upon request by such Lender, the Borrower shall from time to time thereafter pay to such Lender such additional amounts as such Lender determines will fully compensate for any reduction in the rate of return on the capital that such Lender or such Affiliate is so required to maintain on account of such Loan or commitment suffered as a result of such capital requirement. Such additional amounts shall be payable, in the case of those applicable to prior periods, within 15 Business Days after request by such Lender for such payment and, in the case of those relating to future periods, on the dates specified in such request; provided, however, that, except if a Regulatory Change shall have been imposed retroactively, the Borrower shall not be required to pay additional amounts in respect of any Regulatory Change for any period ending prior to the date that is 90 days prior to the giving of the notice of the determination of such additional amounts (unless such period shall have commenced after the date that such Lender notified the Borrower of the possibility that additional amounts may be payable as a result of such Regulatory Change but was unable at that time to specify the amount due), except if such Regulatory Change shall have been imposed retroactively.

2.7.4 Funding Losses. The Borrower shall pay to each Lender, from time to time, upon request, such amount as the Lender determines is necessary to compensate it for any loss, cost or expense, including, without limitation, loss of the Applicable Margin incurred by it as a result of (a) any payment, prepayment (whether voluntary, mandatory or scheduled) or conversion of a LIBOR Loan on a date other than the last day of an Interest Period for such LIBOR Loan or (b) a LIBOR Loan for any reason not being made or converted, or any payment of principal thereof or interest thereof not being made, on the date therefor determined in accordance with the applicable provisions of this Agreement.

2.7.5 Determinations. In making the determinations contemplated by this Section 2.7, the relevant Lender may make such estimates, assumptions, allocations and the like that such Lender in good faith determines to be appropriate, and the Lender's selection thereof in accordance with this Section 2.7, and the determinations made by the Lender on the basis thereof, shall be final, binding and conclusive upon the Borrower, absent manifest error. Each Lender shall furnish to the Borrower, at the time of any request for compensation under this
Section 2.7 upon request, a certificate outlining in reasonable detail the computation of any amounts claimed by it under this Section 2.7 and the assumptions underlying such computations, which shall include a statement of an officer of such Lender certifying that such request for compensation is being made pursuant to a policy adopted by such Lender to seek such compensation generally from customers similar to the Borrower and having similar provisions in agreements with such Lender.

2.7.6 Change of Lending Office. If an event occurs with respect to a Lending Office of any Lender that makes operable the provisions of Subsection 2.7.1 or requires a payment under Subsection 2.7.2 or 2.7.3, such Lender shall, if requested by the Borrower, use reasonable efforts to designate another Lending Office, the designation of which will reduce the amount the Borrower is so obligated to pay, eliminate such operability or reduce the amount such Lender is so entitled to claim, provided, however, that such designation would not, in the sole and absolute discretion of such Lender, be disadvantageous to such Lender in any manner or contrary to such Lender's policies. Except as set forth in this Subsection 2.7.6, any Lender may designate any lending office as its Lending Office for each Type of Loan.

2.7.7 Replacement of Lenders. If any Lender requests compensation pursuant to Subsection 2.7.2 or 2.7.3, or such Lender's obligation to make or continue, or to convert Loans into LIBOR Loan shall be suspended pursuant to Subsection 2.7.1 (other than clause (a) of Subsection 2.7.1), the Borrower, upon three Business Days' notice, may require that such Lender transfer all of its right, title and interest under this Agreement, such Lender's Notes and the other Loan Documents to any Eligible Institution identified by the Borrower with the consent of the Agent (which consent shall not be unreasonably withheld), subject to the following: (a) such proposed transferee shall agree to assume all of the obligations of such Lender for consideration equal to the outstanding principal amount of such Lender's Loans, together with interest thereon to the date of such transfer, and satisfactory arrangements are made for payment to such Lender of all other amounts payable hereunder to such Lender on or prior to the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 2.7.4 as if all of such Lender's Loans were being prepaid in full on such date) and (b) if such Lender being replaced has requested compensation pursuant to Subsection 2.7.2 or 2.7.3, such proposed transferee's aggregate requested compensation, if any, pursuant to Subsection
2.7.2 or 2.7.3 with respect to such replaced Lender's Loans is lower than that of the Lender replaced. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements of the Borrower contained in this
Section 2.7 and in Section 12.14 (without duplication of any payments made to such Lender by the Borrower or the proposed transferee) shall survive for the benefit of any Lender replaced under this Subsection 2.7.7 with respect to the time prior to such replacement.

2.7.8 Flexibility Respecting Source of Funds. Although each Lender may elect to purchase in the London Inter-Bank Eurocurrency Market one or more Eurodollar deposits in order to fund or maintain its funding of its pro rata share of the principal amount of the LIBOR Loans during the Interest Period in question, it is acknowledged that the provisions of this Agreement relating to such funding are included only for the purpose of determining the rate of interest to be paid and any other amounts owing under this Agreement in connection with such election, and each Lender shall be entitled to fund and maintain its funding of all or any part of that portion of the principal amount of the Loans in any manner it sees fit, but all such determinations shall be made as if each Lender had actually funded and maintained such LIBOR Loans through the purchase of Eurodollar deposits in an amount equal to the principal amount of such LIBOR Loans having a maturity corresponding to such Interest Period.

2.8      Fees.

2.8.1 Commitment Fees. The Borrower shall pay to the Agent for the account of the Lenders (based on their proportionate share of the Revolving Credit Commitment) quarterly on each Quarterly Payment Date and at any time there shall be a reduction in the amount of the Revolving Credit Commitment and on the Revolving Credit Maturity Date, a non-refundable commitment fee (the "Commitment Fee") (calculated on the basis of a 365/366 day year for the actual days elapsed) equal to the product of three-eighths of one percent (3/8%) times the average daily unborrowed portion of the amount of the Revolving Credit Commitment during the period ended on such Quarterly Payment Date or such Commitment reduction date or Revolving Credit Maturity Date, as the case may be, provided, however, at any time that the Leverage Ratio is less than or equal to
4.5 to 1, the Commitment Fee shall be based on a rate equal to one-quarter of one percent (1/4%) (rather than three-eighths of one percent). For purposes of determining the Commitment Fee, the Leverage Ratio shall be determined initially on the basis of the certificate provided for in Subsection 4.1.5 and subsequently on the basis of the most recent financial statements delivered pursuant to Section 6.1 below and the Officer's Compliance Certificate delivered in connection therewith or delivered on an Acquisition-Margin Adjustment Date pursuant to Section 2.6.3 above. Any change in the Commitment Fee rate as a result of a change in the Leverage Ratio shall be effective as of the second
(2nd) Business Day after the day on which an Officer's Compliance Certificate id delivered to the Agent pursuant to either Section 6.1 below or 2.6.3 above that indicates such change in the Leverage Ratio provided, however, if the financial statements and Officer's Compliance Certificate are not delivered at the time specified in Section 6.1 below or the Officer's Compliance Certificate is not delivered pursuant to Section 2.6.3 above, then the Commitment Fee, from and after two days after receipt of notice from the Agent, shall be three-eighths of one percent (3/8%) during any period that the Borrower is delinquent in the delivery of such financial statements (regardless what the Leverage Ratio actually is during that period).

2.8.2 Other Fees. The Borrower shall pay to the Agent for the account of the Agent or for the account of the Lenders, as the case may be, such other fees as may be agreed upon in separate writings signed by the Borrower.

2.9      Payments to the Agent.

2.9.1 Method of Payment. All payments on account of principal and interest on the Loans, the Commitment Fees, and all other amounts otherwise payable by the Borrower to the Agent or to the Lenders under this Agreement, shall be made to the Agent in U.S. Dollars which are immediately available by noon, (Philadelphia, Pennsylvania time), on the due date for such payment, at Agent's principal office (which as of the date hereof is at 1339 Chestnut Street, Philadelphia, PA 19101) specifying amount and date of payment, re: Harron Communications Corp. (and if by wire transfer, in accordance with the instructions on the signature page to this Agreement executed by First Union National Bank), or to such other accounts or Persons or at such other place as the Agent may direct in writing. The Borrower hereby authorizes the Lenders (after receipt of notice from the Agent to do so) to (i) apply to the aforesaid payments, up to the amount of such payments, any portion of the balance of any account maintained by the Borrower for the purpose of facilitating said payments, and/or (ii) cause the aforesaid payments to be made, if not paid by the Borrower when due, by drawing under the loan facilities provided under this Agreement if available; notwithstanding the foregoing, any amounts not paid when due shall bear interest at the Default Rate, subject to the following sentence. The failure by the Borrower to make a payment by noon shall not constitute an Event of Default if such payment is made on the due date; however, any payment made after such time on such due date shall be deemed made on the next Business Day for the purpose of interest and reimbursement calculations.

2.9.2 Pro Rata Application. Except as otherwise set forth in this Agreement, payments made to the Agent for the account of the Lenders shall be deemed to be made to the Lenders in proportion to their respective shares of the applicable amount due. The Agent shall promptly remit to each Lender its pro rata share of such payment in immediately available funds, except that all reimbursement payments in respect of losses, out-of-pocket expenses, funding losses or like matters shall be retained by the Agent or remitted to the Lenders according to their respective appropriate entitlement to such reimbursement and all amounts payable to the Agent as reimbursement of costs or expenses or otherwise payable hereunder may be deducted before making any payments to the Lenders. The Agent shall incur no liability for allocations which it reasonably determines to be made in accordance with the terms of this Agreement, absent gross negligence or willful misconduct as determined by a court of competent jurisdiction.

2.9.3 Permitted Assumptions by Agent. Unless the Agent shall have been notified by the Borrower in writing prior to the date on which the Borrower is scheduled to make a payment to the Agent for the account of one or more of the Lenders (such payment being the "Borrower Required Payment"), which notice shall be effective upon receipt, that the Borrower does not intend to make the Borrower Required Payment to the Agent, the Agent may assume that the Borrower Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make such amount available to the Lenders entitled thereto on such date. If the Borrower has not in fact made the Borrower Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day (as determined by the Agent) provided, however, that if such Lender shall fail to repay to the Agent the amount so made available within two (2) Business Days after the date it shall have received notice from the Agent that the original demand for payment was not satisfied, interest shall accrue (from such second Business Day after notice is received) at a rate equal to the rate payable by the Borrower on the corresponding Loan (but not the Default Rate).

2.10     Taxes.

2.10.1 Taxes Payable by the Borrower. If any Tax is required to be withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due hereunder to any Lender or the Agent that is not a "United States Person" (as such term is defined in Section 7701(a)(30) of the Code) the Borrower (i) shall, if required, withhold or deduct the amount of such Tax from such payment and, in any case, pay such Tax to the appropriate taxing authority in accordance with applicable law and (ii) except in the case of any Bank Tax, shall pay to such Lender or the Agent such additional amounts as may be necessary so that the net amount received by such Lender or the Agent with respect to such payment, after withholding or deducting all Taxes (other than Bank Taxes) required to be withheld or deducted, is equal to the full amount payable hereunder. If any Tax is withheld or deducted from, or is otherwise payable by the Borrower in connection with, any payment due to any such Lender or the Agent hereunder, the Borrower shall furnish to such Lender or the Agent the original or a certified copy of a receipt for such Tax from the applicable taxing authority within 30 days after the date of such payment (or, if such receipt shall not have been made available by such taxing authority within such time, the Borrower shall use reasonable efforts to promptly obtain and furnish such receipt). If the Borrower fails to pay any Taxes, other than Bank Taxes, when due to the appropriate taxing authority or fails to remit to any such Lender or the Agent the required receipts, the Borrower shall indemnify such Lender or the Agent for any such Taxes, interest, penalties or additions to such Tax that may become payable by such Lender or the Agent as a result of any such failure.

2.10.2 Reimbursement of Taxes Payable by any Lender or the Agent. The Borrower shall, promptly upon request by any Lender or the Agent that is not a United States Person for the payment thereof, pay to any such Lender or the Agent an amount equal to (a) all Taxes (other than Bank Taxes and without duplication of amounts paid pursuant to the preceding Subsection 2.10.1) payable by such Lender or the Agent with respect to any payment due to such Lender or the Agent hereunder and (b) all Taxes (other than Bank Taxes) payable by such Lender or the Agent as a result of payments made by the Borrower (whether made to a taxing authority or to such Lender or the Agent) pursuant to Subsection 2.10.1 or this Subsection 2.10.2.

2.10.3   Exemption from U.S. Withholding Taxes.

(a) Each Lender that is not a United States Person shall submit to the Borrower and the Agent, on or before the fifth day prior to the first Quarterly Payment Date occurring after the Closing Date (or, in the case of a Person that is not a United States Person and that became a Lender by assignment, promptly upon such assignment), two duly completed and signed copies of either (i) a Form 1001 of the United States Internal Revenue Service entitling such Lender to a complete exemption from withholding on all amounts to be received by such Lender pursuant to this Agreement and the Loans or a Form 4224 of the United States Internal Revenue Service relating to all amounts to be received by such Lender pursuant to this Agreement and the Loans or (ii) in the case of any Lender (or Person that becomes a Lender by assignment) that is exempt from United States Federal withholding tax pursuant to Sections 871(b) or 881(c) of the Code, Form W-8 of the United States Internal Revenue Service. Each such Lender shall, from time to time after submitting any such Form, submit to the Borrower and the Agent such additional duly completed and signed copies of one or another such Forms (or any successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (x) requested in writing by the Borrower or the Agent and (y) appropriate under the circumstances and under then current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender pursuant to this Agreement or the Loans. Upon the request of the Borrower or the Agent, each Lender that is a United States Person shall submit to the Borrower and the Agent a certificate to the effect that it is a United States Person.

(b) If any Lender determines that it is unable to submit to the Borrower or the Agent any form or certificate that such Lender is obligated to submit pursuant to the preceding paragraph, or that it is required to withdraw or cancel any such form or certificate, or that any such form or certificate previously submitted has otherwise become ineffective or inaccurate, such Lender shall promptly notify the Borrower and the Agent of such fact.

(c) Notwithstanding anything to the contrary contained herein, the Borrower shall not be required to pay any additional amount in respect of United States withholding taxes pursuant to Subsection 2.10.1 above to any Lender that (i) is not, on the date this Agreement is first executed by such Lender (or, in the case of a Person that became a Lender by assignment, on the date of such assignment), either (x) entitled to submit Form W-8 or Form 1001 of the United States Internal Revenue Service (or any successor form as shall be adopted from time to time by the relevant United States taxing authorities) entitling such Lender to a complete exemption from withholding on all amounts to be received by such Lender pursuant to this Agreement and the Loans or Form 4224 of the United States Internal Revenue Service (or any successor form as shall be adopted from time to time by the relevant United States taxing authorities) relating to all amounts to be received by such Lender pursuant to this Agreement and the Loans or (y) a United States Person, (ii) is no longer entitled or, in the case of a Lender that is no longer a United States Person, is not entitled, to submit either such Form (or any successor form as shall be adopted from time to time by the relevant United States taxing authorities) as a result of any change in circumstances or other event other than a Regulatory Change or (iii) with respect to any affected interest payments, fails to fulfill its requirements set forth in this Section 2.10 (other than as a result of a Regulatory Change).

Article 3
                              SUBSIDIARY GUARANTEES

3.1      Guaranty of Payment.

3.1.1 Guaranty. The Subsidiary Guarantors hereby jointly and severally, irrevocably and unconditionally, guaranty to the Agent for its benefit and for the benefit of the Lenders, that the Obligations (whether now existing or hereafter arising) shall be paid in full when due and payable, whether at the stated or accelerated maturity thereof or upon any mandatory or scheduled prepayment or otherwise. The Subsidiary Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at the stated or accelerated maturity thereof or upon any mandatory or prepayment or otherwise) any of the Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever. This guaranty is a guaranty of payment and not merely a guaranty of collection.

3.1.2 Limitation. Notwithstanding the definition of "Obligations" herein, the liability of each Subsidiary Guarantor hereunder is limited to an amount equal to (x) the lowest amount that would render this guaranty void, voidable or unenforceable against such Subsidiary Guarantor's creditors or creditors' representatives under any applicable fraudulent conveyance, fraudulent transfer or similar act or under Section 544 or 548 of the Bankruptcy Code of 1978, as amended, minus (y) $1.00 (one U.S. Dollar).

3.2 Obligations of Subsidiary Guarantors Absolute, Etc. The obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional. Each Subsidiary Guarantor, jointly and severally, guarantees that the Obligations will be paid strictly in accordance with the terms of the agreement, instrument or document giving rise to such Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any such terms or the rights of the Agent or the Lenders with respect thereto. The liability of the Subsidiary Guarantors hereunder shall be absolute and unconditional irrespective of:

(a)      any lack of validity or enforceability of any Loan Document;

(b) any increase or decrease in the amount of the Obligations or any change in the time, manner or place of payment of the Obligations;

(c) any amendment or modification of or supplement to any Loan Document, or any furnishing or acceptance of any security, or any release of any security or the release of any Person's obligations (including without limitation, any Subsidiary Guarantor or the Borrower) with respect to the Obligations;

(d) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any Loan Document or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any Loan Document;

(e) any counterclaim, setoff, recoupment or defense based upon any claim any Subsidiary Guarantor or the Borrower may have against the Agent or any Lender;

(f) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Borrower, any Affiliate of the Borrower or any Subsidiary Guarantor or their respective properties or creditors;

(g) any invalidity or unenforceability, in whole or in part, of any term hereof or of any Loan Document;

(h) any failure on the part of any Loan Party for any reason to perform or comply with any term of the Loan Documents; or

(i) any other occurrence whatsoever, whether similar or dissimilar to the foregoing.


3.3 Continuing Guaranty. This guaranty and suretyship is an absolute, unconditional, present and continuing guaranty and suretyship of payment and is in no way conditional or contingent; it shall remain in full force and effect until terminated pursuant to Section 3.7 below.

3.4 Joint and Several Liability. Each and every representation, warranty, covenant and agreement made by the Subsidiary Guarantors, or any of them, under this Agreement shall be and constitute joint and several obligations of all of the Subsidiary Guarantors, whether or not so expressly stated herein.

3.5      Waivers.

3.5.1 In General. Each Subsidiary Guarantor hereby waives, to the fullest extent permitted by applicable law, (a) all presentments, demands for performance, notice of non-performance, protests, notices of protests and notices of dishonor in connection with the Obligations or any agreement relating thereto; (b) notice of acceptance of this Agreement; (c) any requirement of diligence or promptness on the part of the Agent or the Lenders in the enforcement of its/their rights hereunder or under the other Loan Documents; (d) any enforcement of any present or future agreement or instrument relating directly or indirectly to the Obligations; (e) notice of any of the matters referred to in Section 3.2 above;
(f) notices of every kind and description which may be required to be given by any statute or rule of law; and (g) any defense of any kind which it may now or hereafter have with respect to its liability under this Agreement. Without limiting the foregoing, neither the Lenders nor the Agent shall be required to make any demand upon, or to pursue or exhaust any rights or remedies against the Borrower, any other Subsidiary Guarantor or any other Person, or against any Collateral. No failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

3.5.2 Subrogation. Each Subsidiary Guarantor hereby agrees that it will not enforce or otherwise exercise or claim or assert any rights of subrogation or contribution against any Person with respect to the Obligations or any security therefor unless and until all the Obligations are indefeasibly paid in full.

3.6 Additional Subsidiary Guarantors. Subsidiary Guarantors shall at all times constitute all of the Subsidiaries. Any Person which becomes a Subsidiary after the date hereof shall become a Subsidiary Guarantor hereunder, and Borrower shall cause such Person to signify its acceptance of the terms hereof in the manner set forth in Section 8.12 below.

3.7      Termination of Guaranty.

3.7.1 Termination of Guaranty In General. At such time as (a) the Lenders have no obligations to make further fundings to the Borrower under the terms of this Agreement and (b) all the Obligations have been indefeasibly paid and/or performed in full, then the guaranty provided for in this Article 3 shall terminate, provided, however, that (i) all indemnities of the Subsidiary Guarantors or the Borrower contained in this Agreement or any Loan Document shall survive and remain operative and in full force and effect regardless of the termination of any other provisions of this Agreement and (ii) the guaranty provided for in this Article 3 shall be reinstated if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Borrower or any Subsidiary Guarantor or otherwise, all as though such payment had not been made.

3.7.2 Termination of Guaranty Obligations of Sold Subsidiary Guarantors. Effective upon the closing of a sale by the Borrower or any Subsidiary of all the outstanding capital stock of any Subsidiary Guarantor hereunder (any Subsidiary Guarantor being so sold is hereinafter the "Sold Subsidiary Guarantor") in conformity with the provisions of Section 9.7 below (other than to another Subsidiary or the Borrower), and receipt by the Agent of a certification to such effect from the chief financial officer of the Borrower, the obligations of that Sold Subsidiary Guarantor hereunder shall terminate. However, all the obligations of the other Subsidiary Guarantors hereunder shall remain in full force and effect. Each Lender hereby authorizes and directs the Agent to execute such release agreements and other documents and take such other action as shall be necessary or desirable in the opinion of the Agent to carry out the purposes of this Subsection 3.7.2.

3.8 No Election; Enforcement. Without limiting the generality of the provisions set forth in Article 10 below, the Agent (acting for the benefit of itself and/or the Lenders) shall have the right to seek recourse against any one or more of the Subsidiary Guarantors to the fullest extent provided herein. No election to proceed in one form of action or proceeding or against any party, or against any Collateral, or on any obligation, shall constitute a waiver of the Agent's right to proceed in any other form of action or proceeding or against other parties. The Agent may proceed to protect and enforce the guaranty provided in this Article 3 by suit or suits or proceedings in equity, at law or in bankruptcy against any or all of the Subsidiary Guarantors in one action or in as many different actions or forums as the Agent shall determine.

Article 4
                                            CONDITIONS OF INITIAL FUNDING

4.1      Conditions to Initial Funding.


                           The obligation of the Lenders to make the initial
Loans under this Agreement is subject to the fulfillment of the conditions specified in Subsections 4.1.1 through 4.1.22, in each case to the satisfaction of the Agent and, to the extent specified below, to each Lender, except that, unless any Lender objects in the form of written notice delivered to the Agent prior to the Closing Date , if it is impracticable for the Borrower to deliver any of the following items on or before the Closing Date, the Borrower may have
(i) an additional 30 days after the Closing Date to satisfy the following conditions: Subsection 4.1.1 (Secretary's Certificate), Subsection 4.1.2 (Organizational Documents), Subsection 4.1.3 (Good Standing Certificates) and Subsection 4.1.6 (Lien Searches) and (ii) an additional 60 days after the
Closing Date to satisfy the following conditions: Subsection 4.1.11(b) (Additional Opinions).

4.1.1 Secretary's Certificate. The Borrower shall have delivered, or caused to be delivered, a certificate of the Secretary or an Assistant Secretary of each of Adelphia, the Borrower and the Subsidiaries, with specimen signatures of the authorized signatories to the Loan Documents;

4.1.2 Organizational Documents. The Borrower shall have delivered, or caused to be delivered, copies (which may be attached to a Secretary's certificate) of the certificate of incorporation or other formation document, as applicable, of each Loan Party, in each case certified, as of a recent date, by the Secretary of State or other appropriate official of the jurisdiction of formation of such Loan Party, together with any bylaws, partnership agreements, shareholder agreements or similar organizational documents of the Loan Parties;

4.1.3 Good Standing Certificates. The Borrower shall have delivered, or caused to be delivered, a good standing or subsistence certificate issued as of a recent date (a) for Adelphia, the Borrower and each Subsidiary issued by the Secretary of State or other appropriate official of the jurisdiction of formation of each such Person and (b) with respect to the Borrower, by the Secretary of State or other appropriate official of each jurisdiction where the Borrower is required to qualify to do business;

4.1.4 The Notes. The Borrower shall have delivered duly executed Notes payable to each of the Lenders reflecting the amount of such Lender's Commitment.

4.1.5 Officer's Compliance Certificate. The Borrower shall have delivered an Officer's Compliance Certificate dated as of the Closing Date which certificate shall specify, among other things, the Leverage Ratio after giving effect to the Loans to be made on the Closing Date;

4.1.6 Lien Searches. Borrower shall have delivered to the Agent a sample of Uniform Commercial Code and tax lien searches of the Borrower and each Subsidiary as of a recent date, in such form and with such content as are acceptable to the Agent, which sample shall be a subset of all relevant search locations to be agreeable to the Agent;

4.1.7 Pledge Agreement. The Borrower shall have executed and delivered to the Agent a Pledge Agreement in substantially the form annexed to this Agreement as Exhibit F (as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, the "Pledge Agreement") together with the stock certificates, assignment powers, Uniform Commercial Code financing statements and other items required thereunder;

4.1.8 Parent Pledge Agreement. Adelphia shall have executed and delivered to the Agent a Pledge Agreement in substantially the form annexed to this Agreement as Exhibit G (as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof, the "Parent Pledge Agreement") together with the stock certificates, assignment powers, Uniform Commercial Code financing statements and other items required thereunder;

4.1.9 Insurance. The Borrower shall have delivered a schedule of insurance coverage and such insurance certificates and endorsements as are required by
Section 8.4 of this Agreement or as are required by any other Loan Document;

4.1.10   [intentionally omitted]

4.1.11 Opinion of Counsel. (a) Basic Opinions. The Borrower shall have delivered favorable opinions of counsel to each of the Loan Parties as to the transactions contemplated hereby addressed to the Agent and the Lenders and dated as of the Closing Date;

                           Additional Opinions.  The Borrower shall have
delivered favorable opinions of counsel to each of the Loan Parties as to certain FCC matters and issues not covered by the opinions referred to in paragraph (a) above.

4.1.12 Consents and Approvals. All corporate, governmental, judicial and third party consents and approvals (including without limitation any requisite FCC or PUC approvals) necessary in connection with this Agreement and the other Loan Documents and the related transactions shall have been obtained and become final orders, as applicable, and shall remain in full force and effect and copies thereof shall have been delivered to the Agent; 4.1.13 [intentionally omitted]

4.1.14   Financial Statements.

(a) The Borrower shall have delivered or caused to be delivered an audited Consolidated balance sheet, income statement, statement of shareholders' equity, and statement of cash flows of the Borrower and its Subsidiaries, as at the end of and for the fiscal year ended December 31, 1998 setting forth the corresponding figures for the previous fiscal year in comparative form certified (without any qualification, modification or exception) by Deloitte & Touche LLP or other independent certified public accountants selected by the Borrower and satisfactory to the Agent;

4.1.15   [intentionally omitted]

4.1.16   [intentionally omitted]

4.1.17   [intentionally omitted]

4.1.18   [intentionally omitted]

4.1.19   [intentionally omitted]

4.1.20 Absence of Material Litigation. There shall be no material actions, suits, protests, reconsideration or proceedings pending, or to the knowledge of the Borrower, threatened, against or affecting the Borrower or any Subsidiary before any court or before any governmental or administrative body or agency, including without limitation the FCC or any PUC;

4.1.21 Absence of Default; Truth of Representations. The Borrower shall have delivered a certificate (or shall include in the Officer's Compliance Certificate) of a duly authorized officer confirming that (i) each of the conditions set forth in clause (a) and clause (c) of Section 4.2.1 below shall have been satisfied and (ii) there is no Default or Event of Default that has occurred and is continuing; and

4.1.22 Additional Information. The Agent shall have received such additional information and material as the Agent may reasonably request, including such additional agreements or certifications executed by the Borrower or any other Loan Party as the Agent may reasonably request.

4.2      Conditions to Each Loan.

4.2.1 Conditions. The obligation of the Lenders to make any Loan, including the Loan on the Closing Date, is subject to fulfillment of each of the following conditions, in each case, unless otherwise specified, to the satisfaction of the
Agent:

(a) Absence of Default. There shall not, either prior to or after giving effect to each such Loan, exist an Event of Default or a Default;

(b)      Borrowing Notice.  The Agent shall have received a borrowing notice as
required  by  Section  2.4  above  and,   if  the  Loan  is   requested   on  an
Acquisition-Margin   Adjustment  Date,  the  Officer's  Compliance   Certificate
referred to in Subsection 2.6.3; and

(c) Truth of Representations. The representations and warranties of the Borrower and each other Loan Party made in this Agreement and each other Loan Document shall be true and correct as of the date each such Loan is made (both immediately prior to and after giving effect to said Loan) as if made on and as of such date, except to the extent that changes in the facts and conditions on which such representations and warranties are based do not result from an act or omission that constitutes a breach of any covenant set forth in this Agreement or in any other Loan Document and have been disclosed to Lenders in writing (and no Lender shall have objected thereto).

4.2.2 Methods of Satisfying Certain Conditions. The request for, and acceptance of, any Loan by the Borrower shall be deemed a representation and warranty by the Borrower that the conditions specified in paragraphs (a) and (c) of the preceding Subsection 4.2.1 have been satisfied.

Article 5
                         REPRESENTATIONS AND WARRANTIES

5.1      Representations of Borrower and Subsidiaries.

                           In order to induce the Lenders to enter into this
 Agreement and to make the Loans
contemplated hereunder, the Borrower and the Subsidiaries (whether in their capacity as Subsidiary Guarantors or otherwise), jointly and severally hereby make the following representations and warranties, which representations and warranties shall survive the execution and delivery of this Agreement, the Notes and the other Loan Documents and shall not be affected or waived by any inspection or examination made by or on behalf of the Agent or the Lenders:

5.1.1    Organization; Qualification.

(a) Each of the Loan Parties is duly organized, validly existing and in good standing under the laws of its state of formation. The corporate Loan Parties each has perpetual existence. Each of the Loan Parties has the power and authority and all material governmental authorizations needed to own its property and assets and to transact the business in which it is engaged or presently proposes to engage. The Borrower and each Subsidiary is qualified to do business in each state or jurisdiction where the failure to so qualify could have a Material Adverse Effect.

(b) Schedule 5.1.1 attached hereto correctly sets forth, as of the Closing Date, for the Borrower and each of its Subsidiaries and with respect to each such entity: (i) its state of formation and (ii) whether it is a corporation, a partnership or a limited partnership.

5.1.2 Stock Ownership. All of the capital stock of the Borrower is owned by Adelphia. Schedule 5.1.2 attached hereto correctly lists, as of the Closing Date, as to the Borrower and each Subsidiary (a) its name, (b) the classes of stock issued by such Person and the principal characteristics of each such class (other than common), (c) the names of each of the shareholders and the number and percentage of the issued and outstanding shares of each class of equity owned by each of the holders of such shares (and certificate numbers by which such interests are designated). All of the outstanding shares of capital stock or other equity of the Borrower and each Subsidiary are validly issued, fully paid and nonassessable. All shares of capital stock of the Borrower or any Subsidiary indicated in said Schedule 5.1.2 as owned by a certain Person are so owned beneficially and of record by such Person, free and clear of any Lien, except for the Lien created pursuant to the Loan Documents and Schedule 5.1.2 also correctly lists as to the Borrower and each Subsidiary any options, warrants or other securities issued by the Borrower or such Subsidiary and the identity of each holder of any such option, warrant or other security.

5.1.3    [intentionally omitted]

5.1.4 Power and Authority. Each of the Loan Parties has the corporate or other power to execute, deliver and carry out the terms and provisions of each of the Loan Documents to which it is a party, and each such Person has taken all necessary corporate or other action (including, without limitation, obtaining any consent of stockholders or partners required by law or by their respective organizational documents) to authorize the execution, delivery and performance of the Loan Documents to which each is a party. This Agreement constitutes, and each of the other Loan Documents when delivered hereunder by the Borrower and/or other Loan Parties, as applicable, will constitute, the authorized, valid and legally binding obligations of such Persons, enforceable against each of said Persons in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

5.1.5 No Violation of Agreements. Neither the Borrower nor any Subsidiary is in default under the provisions of any agreement, indenture, Franchise, license, permit, mortgage or deed of trust to which it is a party, which default could result in a Material Adverse Effect. The execution and delivery of the Loan Documents, the consummation of the transactions contemplated by the Loan Documents and compliance with the terms and provisions of the Loan Documents, will not (a) violate any provision of law or any injunction or any applicable regulation, order, writ, judgment or decree of any court or governmental department, commission, board, bureau, agency or instrumentality applicable to the Borrower or any other Loan Party, or (b) conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to impose) any Lien, other than the Liens created under the Loan Documents or other Permitted Liens, upon any of the property or assets of the Borrower or any other Loan Party, pursuant to the terms of any agreement, indenture, Franchise, license, permit, mortgage or deed of trust to which any such Person is a party or by which any such Person may be bound, or to which any such Person may be subject, or (c) violate any of the provisions of the articles of incorporation, bylaws or other organizational document of any such Person.

5.1.6    Recording, Enforceability and Consent

(a) The UCC-1 financing statements have been duly filed in the jurisdictions listed on Schedule 5.1.6 attached hereto, and the stock certificates listed on
Schedule 5.1.6 attached hereto have been delivered to the Agent. No further action, including, without limitation, any filing or recording of any document or the obtaining of any consent, is necessary in order to establish, perfect and maintain the Lenders' first priority security interests in the equity of the Borrower and the Subsidiaries purported to be created by the Pledge Agreement and the Parent Pledge Agreement pursuant to the Uniform Commercial Code as in effect in all relevant jurisdictions, except for the periodic filing of continuation statements with respect to such UCC-1 financing statements.

(b) Without limiting the generality of the foregoing, no consent, approval or authorization of any Person, or recording, filing, registration, notice or other similar action with or to any Person, is required in order to insure the legality, validity, binding effect or enforceability of any of the Loan Documents or the security interests provided thereunder as against all Persons, except filings as may be required in connection with a foreclosure or other remedial action after an Event of Default as contemplated in Subsection 10.2.5 .

(c) Each of the Borrower and the Subsidiaries is the owner of all real property (subject to no Liens) or has a valid leasehold interest in all property on which each of the headends used by the Borrower or such Subsidiary is located.

5.1.7 Litigation. There are no actions, suits, protests, reconsideration or proceedings pending, or to the knowledge of the Borrower, threatened, against or affecting any Loan Party before any court or before any governmental or administrative body or agency, including without limitation the FCC or any PUC, wherein unfavorable decisions, rulings or findings individually or in the aggregate could have a Material Adverse Effect.

5.1.8 No Burdensome Agreements; Material Agreements. (a) Neither the Borrower nor any Subsidiary is a party to or subject to any agreement or instrument or subject to any corporate or other restrictions which, assuming compliance by such Persons with the terms of such agreements or instruments, could have a Material Adverse Effect.

5.1.9 Condition of Property. All of the material property, equipment and systems of the Borrower and the Subsidiaries are in good repair, working order and condition, ordinary wear and tear excepted.

5.1.10   Licenses.

(a) Each of the Borrower and the Subsidiaries has duly secured all licenses, approvals and Franchises from, and has filed all registrations, applications, reports and other documents with, and has paid all franchise, license, royalty and other fees to, the FCC, the United States Copyright Office, the Register of Copyrights, the Copyright Royalty Tribunal and each PUC required in connection with their respective businesses as currently conducted, in each case (except with respect to securing and preserving the Franchises as to which the following paragraph (b) controls) where the failure to do any of the foregoing could have a Material Adverse Effect.

(b) Each of the Borrower and the Subsidiaries has all necessary Franchises required to conduct its business as presently conducted or as contemplated by this Agreement.

(c) The following statements shall be true on the Closing Date and shall be true thereafter, subject to the limitation that (after the Closing Date) the Borrower and the Subsidiaries may allow certain Franchises to terminate so long as any such termination individually or all such terminations in the aggregate could neither result in a Material Adverse Effect nor cause a Default to exist under this Agreement:

(i) The Borrower and the Subsidiaries hold the Franchises necessary to conduct its business as presently conducted;

(ii) A such Franchises are valid and in full force and effect; no event has occurred and no condition exists which could (x) result in the revocation or termination of any such Franchise, or (y) materially and adversely affect any rights of Borrower or applicable Subsidiary under any such Franchise; and

(iii) the Borrower has no reason to believe, and no knowledge, that its Franchises will not be renewed in the ordinary course.

(d) Each of the Borrower and the Subsidiaries has duly filed all cable television registration statements and other filings which are required to be filed by such Person under the Communications Act of 1934, as amended, and other relevant communications law, and is in material compliance with such law, including, without limitation, the rules and regulations of the FCC.

5.1.11 Title to Properties; Liens. Except Permitted Liens referred to in paragraphs (a) through (h) and paragraph (j) of Subsection 9.2.1, each of the Borrower and the Subsidiaries has good and marketable title to its properties and assets, including the properties and assets reflected in the financial statements referred to in Subsection 4.1.15 (except properties and assets disposed of since the date thereof in the ordinary course of business), and none of such properties or assets is subject to any Liens.

5.1.12   [intentionally omitted]

5.1.13 Business. The Borrower and each Subsidiary is engaged in Permitted Businesses and no other business.

5.1.14 Compliance with Law. The Borrower, each Subsidiary and all officers, directors and other agents acting on behalf of such Persons are in material compliance with all applicable law.

5.1.15   Absence of Default.  There exists no Default or Event of Default.

5.1.16   Financial Statements; Projections; Material Adverse Change.

                  All financial statements delivered pursuant to Subsection
4.1.14 have been prepared in accordance with GAAP applied on a consistent basis throughout the period specified and present fairly in all material respects the financial position of the subject Persons. None of the Borrower or any of its Consolidated Subsidiaries has on the date hereof any material non-ordinary course of business, contingent liabilities, liabilities for taxes (other than those not yet due and payable), unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheets (including the footnotes thereof) as at said dates. Since the date of such financial statements no event or condition has occurred which could result in a Material Adverse Effect. In any certificates delivered to the Lenders or the Agent after the date of this Agreement which certify the truth and accuracy of the representations, or at any time that these representations shall be deemed restated, this representation shall be deemed to apply to financial statements which the Borrower has most recently delivered to the Lenders either pursuant to Subsection 6.1.2 or Subsection 6.1.3, as the case may be, as of the time of such certification.

5.1.17 Tax Returns and Payments. All tax returns required by law to be filed, or proper extensions filed, by or in respect of the Borrower or any Subsidiary or any Person that may file a joint return with any of the foregoing have been filed. All taxes, assessments and other governmental charges levied upon the Borrower, any Subsidiary or any Person that may file a joint return with any of the foregoing or any properties, assets, income or franchises of any of the foregoing which are due and payable have been paid, other than those presently payable without penalty or interest. Neither the Borrower nor any Subsidiary is a party to any tax sharing or tax allocation agreement.

5.1.18 Indebtedness. Schedule 5.1.18 correctly describes as of the Closing Date all Indebtedness of the Borrower and the Subsidiaries outstanding or for which any such Person has commitments. Neither the Borrower nor any Subsidiary is in default beyond any applicable grace period with respect to any Indebtedness or any instrument or agreement relating to such Indebtedness.

5.1.19 Federal Reserve Regulations. No Indebtedness that is required to be, or will be, reduced or retired from the proceeds of the Loans was incurred for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. 221, as amended), and no proceeds of the Loans will be used to purchase or acquire any such margin stock.

5.1.20 Investment Company Act. Neither the Borrower nor any Subsidiary is an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

5.1.21 Public Utility Holding Company Act. Neither Adelphia, the Borrower nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

5.1.22   Compliance with ERISA.

(a) The Borrower will provide such information regarding its Plans as any Lender may reasonably request.

(b) Each Plan which the Borrower, any Subsidiary or any ERISA Affiliate of any such Person sponsors and which is intended to be qualified within the meaning of
Section 401(a) of the Code is, as most recently amended, the subject of a favorable determination by the Internal Revenue Service with respect to its qualification under Section 401(a) of the Code or an application for such determination within the applicable remedial amendment period has been filed. Upon request, the Borrower will furnish the Agent with a copy of the most recent actuarial report for each Employee Pension Plan, and each such report is accurate in all material respects.

(c) The Borrower, each Subsidiary and each ERISA Affiliate of the foregoing have operated each Plan in all material respects in compliance with the requirements of the Code and ERISA and the terms of each such Plan.

(d) (1) No transaction has occurred with respect to any Plan in connection with which the Borrower or any Subsidiary could be subject to either a material civil penalty assessed pursuant to Section 502(i) of ERISA or a material tax penalty imposed pursuant to Section 4975 of the Code, (2) there is no Accumulated Funding Deficiency with respect to any Employee Pension Plan, whether or not waived, or an unfulfilled obligation to contribute to any Multiemployer Plan or withdrawal from any Multiemployer Plan, (3) no Employee Pension Plan has been terminated under conditions which resulted or could result in any material liability to the PBGC, (4) no material liability to the PBGC has been or is expected to be incurred by the Borrower or any Subsidiary or any ERISA Affiliate of the foregoing with respect to any Plan except for required premium payments to the PBGC, (5) there has been (a) since January 1, 1993 no Reportable Event with respect to any Employee Pension Plan (except to the extent that the PBGC has waived such reporting requirement with respect to any such event), and (b) no event or condition which presents a material risk of termination of any Employee Pension Plan by the PBGC, in either case involving conditions which could result in any liability to the PBGC, (6) neither the Borrower, nor any Subsidiary, nor any ERISA Affiliate of the foregoing has incurred or anticipates incurring Withdrawal Liability with respect to any Multiemployer Plan, (7) no Multiemployer Plan is in Reorganization to the knowledge of Borrower, any Subsidiary or any ERISA Affiliate, (8) the Borrower, each Subsidiary and each ERISA Affiliate of the foregoing has complied in all material respects with the continuation coverage requirements applicable to group health plans as set forth in requirements of COBRA, and (9) there is no unfunded benefit liability as defined in section 4001(a)(18) of ERISA in respect of any Employee Pension Plan,
(10) there is no outstanding material violation of the Code or ERISA with respect to the filing of applicable reports, documents and notices regarding any employee benefit plan as defined in Section 3(3) of ERISA which is maintained by Borrower, any Subsidiary or any ERISA Affiliate of the foregoing with the Secretary of Labor, the Secretary of the Treasury, the PBGC or any other governmental entity or the furnishing of such documents to the participants or beneficiaries of any such employee benefit plan, and (11) neither Borrower nor any Subsidiary nor any ERISA Affiliate of the foregoing has any unfunded liabilities of unfunded and uninsured "employee welfare benefit plans," as defined in Section 3(1) of ERISA.

(e) No liability (whether or not such liability is being litigated) has been asserted against the Borrower, any Subsidiary or any ERISA Affiliate of the foregoing in connection with any Employee Pension Plan or any Multiemployer Plan by the PBGC other than for required premium payments to the PBGC, by a trustee appointed pursuant to Section 4042(b) or (c) of ERISA, or by a sponsor or an agent of a sponsor of a Multiemployer Plan (other than for required nondelinquent contributions to such Multiemployer Plan), and no Lien has been attached and no Person has threatened to attach a Lien on any of the Borrower's, or any Subsidiary's or any ERISA Affiliate's property as a result of failure to comply with ERISA or as a result of the termination of any Employee Pension Plan.

(f) None of Borrower, each Subsidiary and each ERISA Affiliate has terminated any Plan in the last ten years in a manner which could result in liability to the PBGC with respect to any benefit liability. All assets under each such terminated Plan have been distributed in accordance with ERISA, and all liabilities with respect to participants and beneficiaries under any such terminated Plan have been satisfied.

5.1.23 Disclosure. Neither this Agreement nor any other Loan Document contains any untrue statement of a material fact or, except for facts or circumstances relating to the cable television industry generally, omits to state a material fact necessary in order to make the statements contained in this Agreement and in such other Loan Documents not misleading in light of the circumstances under which such statements were made.

5.1.24 Environmental Compliance. Except for such conditions (i) as to which neither the Borrower nor any Subsidiary has Knowledge and (ii) which in the aggregate (for all conditions referred to in this Subsection 5.1.24 collectively) would not cost more than Five Million Dollars ($5,000,000) to perform the necessary Remedial Action(s) and pay any and all fines, penalties, liabilities, damages, judgments, losses, suits, interests, costs and expenses (including court costs and attorneys', consultants', and experts' fees) related thereto,

(a) None of the real property owned and/or occupied by the Borrower or any Subsidiary as set forth on Schedule 5.1.24 has (i) ever been used by previous owners and/or operators, or (ii) ever been used by the Borrower or any Subsidiary, to treat, produce, store, handle, transfer, process, transport or dispose of any Hazardous Substances except in the normal course of the business activities of the Borrower or applicable Subsidiary and in conformity with Environmental Law;

(b) There is no condition which exists on the real property owned and/or occupied by the Borrower or any Subsidiary which requires Remedial Action and there is not, nor has there ever been, a Release or threat of Release of any Hazardous Substance except in the normal course of the business activities of the Borrower or applicable Subsidiary and in conformity with Environmental Law;

(c) Neither the Borrower nor any Subsidiary has been notified of, or has Knowledge of any notification having been filed with regard to, a Release on, into, about or beneath any real property owned and/or occupied by the Borrower or any Subsidiary or for which the Borrower or any Subsidiary may be held liable;

(d) either the Borrower nor any Subsidiary has received a summons, citation, notice of violation, administrative order, directive, letter or other written communication, written or oral, from any judicial or administrative body or governmental or quasi-governmental authority concerning any intentional or unintentional action or omission related to the generation, storage, transportation, handling, transfer, disposal or treatment of Hazardous Substances in violation of any Environmental Law or related to any Release or threat of Release of Hazardous Substances;

(e) There are no "friable" (as that term is defined in regulations under the Federal Clean Air Act) asbestos or Asbestos-Containing Materials which have not been removed, repaired, encapsulated and/or maintained in accordance with accepted guidelines promulgated by the United States Environmental Protection Agency (and any other governmental authorities having jurisdiction) existing in any real property owned and/or occupied by the Borrower or any Subsidiary and the Borrower has complied with all applicable OSHA requirements relating to asbestos;

(f) No equipment containing polychlorinated biphenyls, including electrical transformers, are located on any real property owned and/or occupied by the Borrower or any Subsidiary in levels which exceed those permitted by any and all governmental authorities with jurisdiction over such premises and which are not properly labeled in accordance with requisite standards;

(g) And except as set forth on Schedule 5.1.24 attached hereto, there are no tanks on any real property owned and/or occupied by the Borrower or any Subsidiary that have been used for the storage of petroleum products or any other Hazardous Substance, nor to the knowledge of the Borrower, except as set forth on said Schedule 5.1.24, have any such tanks been located on such property at any time; and

(h) Each of the tanks referred to on Schedule 5.1.24 have been registered, maintained, improved and tested to the extent required by, and in accordance with, any applicable Environmental Laws and there is no evidence of leakage from any such tanks.

5.1.25 Year 2000 The Borrower and each of the Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by a computer failure to recognize the change in century at the year 2000, and, if there are any such areas, have developed or are developing plans to address on a timely basis, the risk associated therewith such that it could not result in a Material Adverse Effect.

Article 6
                        FINANCIAL REPORTS AND INFORMATION

         Each of the Borrower and the Subsidiaries shall comply with each of the following covenants from the Closing Date and thereafter so long as any Loan or any other amounts due under the Loan Documents remain unpaid or the Lenders have a commitment to lend hereunder:

6.1      Financial Data.

6.1.1 Financial Information. The Borrower and each Subsidiary will keep its books of account and financial statements in accordance with GAAP, reported on the basis of a fiscal year ending December 31. Each of the Borrower and the Subsidiaries will keep at all times books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs.

6.1.2 Quarterly Financial Statements. As soon as practicable and in any event within sixty (60) days after the close of each of the first three quarters of each fiscal year of Borrower, the Borrower shall deliver to each Lender the following:

(a) a balance sheet, income statement, statement of shareholders' equity and statement of cash flows for the Borrower and its Subsidiaries, on a Consolidated basis;

(b)      [intentionally omitted]

(c)      [intentionally omitted]

(d)      [intentionally omitted]

(e) a consolidating balance sheet and income statement of the Borrower and its subsidiaries,

in each case, as at the end of and for (i) the period beginning at the end of the previous fiscal year and ending with the last day of the fiscal quarter most recently ended, and (ii) the period beginning at the end of the previous fiscal quarter and ending with the last day of the fiscal quarter most recently ended, setting forth in comparative form the corresponding figures for the appropriate periods of the preceding fiscal year, all in reasonable detail and certified by the chief financial officer of the Borrower to fairly present the financial condition and results of operations for the Persons and for the periods indicated, subject to normal recurring year-end audit adjustments in each case, in accordance with GAAP.

6.1.3    Annual Financial Statements.

(a) Audited Statements . As soon as practicable and in any event within one hundred twenty (120) days after the close of each fiscal year of the Borrower, the Borrower shall deliver to each Lender an audited balance sheet, income statement, statement of shareholders' equity, and statement of cash flows of the Borrower and its Subsidiaries, on a Consolidated basis, as at the end of and for the fiscal year just closed, setting forth the corresponding figures for the previous fiscal year in comparative form, all in reasonable detail, and certified (without any qualification, modification or exception) by Deloitte & Touche LLP or other independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent. Notwithstanding the foregoing, for the fiscal year ended December 31, 1999, the Borrower shall deliver audited financial statements only for the period beginning on the Closing Date and shall deliver management-prepared statements for the entire fiscal year.

(b) Other Annual Statements. Concurrent with the delivery of the financial statements referred to in the preceding paragraph (a), the Borrower shall deliver to each Lender a consolidating balance sheet and income statement of the Borrower and its Subsidiaries as at the end of and for the fiscal year just closed, setting forth the corresponding figures for the previous fiscal year in comparative form, all in reasonable detail and certified by the chief financial officer of the Borrower to fairly present the financial condition and results of operations for the Persons and for the periods indicated, in each case in accordance with GAAP.

6.1.4 Certain Certificates to be Delivered With All Financial Statements. As soon as practicable after the close of each fiscal quarter and each fiscal year of the Borrower, and in any event no later than the date on which financial statements are required to be delivered for each such quarter or year, as provided in Subsections 6.1.2 and 6.1.3 above, the Borrower shall deliver to each Lender each of the following:

(a) an Officer's Compliance Certificate with respect to the fiscal year or quarter covered by the companion financial statements, and specifying the financial computations evidencing the determinations set forth therein as well as the relevant Applicable Margin; and

(b)      a Subscriber Certificate as of the end of and for such fiscal quarter.

6.1.5 Annual Business Plan. As soon as available and in any event no later than February 1 of each fiscal year of the Borrower, the Borrower shall deliver to each Lender a Business Plan for such fiscal year.

6.2      Ongoing Reporting Requirements

                           The Borrower shall, in addition to other reporting
requirements set forth herein,
deliver to the Agent the following information. The Agent shall deliver to each Lender copies of notices respecting Defaults delivered pursuant to Subsection
6.2.3 below and such other information as it shall deem appropriate, provided, however, that the Agent shall not be liable to any Lender for the failure to provide any information received by the Agent.

6.2.1 Financial Reports. Promptly upon receipt, copies of all financial reports or written recommendations, if any, submitted to the Borrower or any Subsidiary by its auditors in connection with each annual or interim audit or examination of its books by such auditors.

6.2.2    ERISA Information.

(a) Upon request of any Lender, (i) a copy of each annual report filed with respect to each Plan of the Borrower or any Subsidiary with the Internal Revenue Service, Secretary of Labor or the PBGC; (ii) promptly upon receipt or delivery, a copy of all material non-routine correspondence with the PBGC, Secretary of Labor or any representative of the Internal Revenue Service with respect to any Plan, and (iii) actuarial reports any such Person receives with respect to any Employee Pension Plan;

(b) Within 30 days after any officer of the Borrower or Subsidiary obtains knowledge that the Borrower, or any ERISA Affiliate has incurred or anticipates incurring Withdrawal Liability, or that any material excise taxes have been assessed against the Borrower, a Subsidiary or ERISA Affiliate, or that any Multiemployer Plan is in Reorganization or that any Reportable Event has occurred with respect to any Employee Pension Plan except to the extent that the PBGC has waived such reporting requirement with respect to such event or that PBGC has instituted or will institute proceedings under Title IV of ERISA to terminate any Employee Pension Plan or to appoint a trustee to administer any Employee Pension Plan, a statement setting forth the details respecting such situation;

(c) Within the time required for notice to the PBGC under Section 302(f)(4)(A) of ERISA, a notice concerning any lien arising under Section 302(f) of ERISA in favor of any Plan;

6.2.3 Notice of Defaults, Material Adverse Change, Etc. Promptly, upon knowledge thereof, notice of (i) any Default or Event of Default or (ii) any event or condition which is reasonably likely to result in a Material Adverse Effect or
(iii) any changes in facts or circumstances which make the representations and warranties set forth in this Agreement false or misleading in any material respect;

6.2.4 Changes Affecting Security. Promptly, upon knowledge thereof, notice of any event or condition which would require further action on the part of any Loan Party or any other Person to grant or perfect a security interest in the capital stock or other equity issued by any Subsidiary or the Borrower

6.2.5 Conditions Affecting Franchises. Promptly upon knowledge thereof, notice of any (i) refusal or failure by any governmental instrumentality to renew or extend any Franchise affecting more than 500 Subscribers, or (ii) proposed abandonment or proposed or actual revocation, expiration, termination or materially adverse modification (which in the case of such proposed action, in the reasonable opinion of the Borrower or the applicable Subsidiary and its regulatory counsel is likely to result in an actual revocation, expiration, termination or material adverse modification) of any Franchise which affects more than 500 Subscribers (except the routine, scheduled expiration of Franchises for which applications for renewal are timely and properly filed with the appropriate governmental agency unless, at any time with respect thereto, a competing application of which the Borrower or applicable Subsidiary has knowledge or petition to deny, or other challenge is filed against any such renewal application), or (iii) claim, proceeding, arbitration, litigation or similar action with respect to any Franchise which if resolved adversely could have a Material Adverse Effect;

6.2.6    [intentionally omitted]

6.2.7 Certain Environmental Matters. Promptly upon receipt thereof, any non-routine notice from the Environmental Protection Agency or any other federal or state agency or authority with jurisdiction over environmental matters and promptly after receiving the same, any environmental investigations, studies, audits, tests, reviews or other analyses in relation to any site or facility now or previously owned, operated or leased by any Loan Party. Without limiting the generality of the requirements set forth in Subsection 6.2.8 below, the Borrower will give notice of the assertion of any environmental claim by any Person against, or with respect to the activities of, the Borrower or any of its Subsidiaries and notice of any alleged violation which is asserted by a Person that is not an agency or instrumentality of any state or federal government of or non-compliance with any Environmental Laws or any permits, licenses or authorizations or which involves or which may reasonably be expected to involve a Release or threat of Release of Hazardous Substances or Remedial Action, other than any environmental claim or alleged violation which is asserted by a Person that is not an agency or instrumentality of any state or federal government and which, if adversely determined, could not have a Material Adverse Effect;

6.2.8 Litigation. Promptly upon Borrower's knowledge thereof, notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings affecting the Borrower or any of its Subsidiaries, except proceedings which, if adversely determined, would not have a Material Adverse Effect;

6.2.9 Miscellaneous. With reasonable promptness, such other information respecting the business, operations and financial condition of the Borrower or any Subsidiary as the Agent or any Lender may from time to time reasonably request.

6.3      Disclosure.

                           The Agent and the Lenders are hereby authorized to
show or deliver a copy of any
financial statement or any other information relating to the business, operations or financial condition of the Borrower or any Loan Party which may be furnished to the Agent or any Lender or come to their attention pursuant to this Agreement to any regulatory body or agency having jurisdiction over the Agent or any Lender, to the Agent's or any Lender's counsel, advisers and auditors, and to any Person which shall, or has expressed an interest to, succeed to all or any part of the Agent's or any Lender's interest in the Notes or any Note, and/or this Agreement. Effective during the existence of an Event of Default, the Agent and the Lenders and their respective counsel, advisors and auditors are hereby further authorized to show or deliver a copy of such information to other Persons in connection with protecting, preserving, exercising or enforcing any rights of the Agent or the Lenders in, under or related to the Loan Documents or any Collateral. Except as set forth above in this Section 6.3, the Agent and the Lenders hereby covenant and agree to use commercially reasonable efforts to maintain the confidentiality of all information of a non-public nature submitted to them by the Borrower and other Loan Parties pursuant to the terms of this Agreement and the other Loan Documents.

Article 7
                               FINANCIAL COVENANTS

         Each of the Borrower and the Subsidiaries shall comply with each of the following covenants from the Closing Date and thereafter so long as any Loan or any other amounts due under the Loan Documents remain unpaid or the Lenders have a commitment to lend hereunder.

7.1      Interest Coverage Ratio.

                           The Borrower and the Subsidiaries shall maintain an
 Interest Coverage Ratio, tested
as of the end of each fiscal quarter of Borrower, equal to or greater than the applicable ratio set forth below for the period specified:

         Period                                      Ratio

         Closing Date                                1.75 to 1.0
         through 6/30/00

         7/1/00 and thereafter                       2.0 to 1.0

7.2      Debt Service Coverage Ratio.

                           At all times, the Borrower and the Subsidiaries shall
 maintain a Debt Service
Coverage Ratio, tested as of the end of each fiscal quarter of the Borrower, of at least 1.15:1.

7.3      Leverage Ratio.

                           The Borrower and the Subsidiaries shall not incur or
permit Indebtedness to exist
that would cause the Leverage Ratio tested as at (a) the end of each fiscal quarter of Borrower during each period specified below, and (b) the date of each incurrence of Indebtedness (after giving effect to such proposed incurrence) during each period specified below, to exceed the applicable ratio for such period specified below:

         Period                                                        Ratio

         Closing Date through 12/31/99                        5.75 to 1.0

         1/1/00 through 12/31/00                              5.25 to 1.0

         1/1/01 through 12/31/01                              4.50 to 1.0

         1/1/02 and thereafter                                4.00 to 1.0

7.4      Fixed Charges Coverage Ratio.


                           The Borrower and the Subsidiaries shall maintain a
Fixed Charges Coverage Ratio,
tested as of the end of each fiscal quarter of the Borrower, of at least 1.00:1.

7.5 Rebuild Capital Expenditure Limit. The Borrower and its Subsidiaries shall not incur or pay Rebuild Capital Expenditures in an aggregate amount in excess of $50,000,000 on a cumulative basis for the period beginning on the Closing Date and ending on 12/31/01.

There shall be no amounts classified as Rebuild Capital Expenditures after December 31, 2001.

Article 8
                          GENERAL AFFIRMATIVE COVENANTS

         Each of the Borrower and the Subsidiaries shall comply with each of the following covenants from the Closing Date and thereafter so long as any Loan or any other amounts due under the Loan Documents remain unpaid or the Lenders have a commitment to lend hereunder.

8.1      Existence.


                           The Borrower will at all times preserve and keep in
full force and effect its
corporate existence and its good standing in all states in which it is formed or required to qualify to do business. Except for mergers and dispositions expressly permitted by this Agreement, each Subsidiary will at all times preserve and keep in full force and effect its corporate or partnership existence and its good standing in the state of its formation and its good standing in each other state where the failure of qualify and remain qualified could have a Material Adverse Effect.

8.2      Legal Requirements; Maintenance of Properties.

                           Each of the Borrower and the Subsidiaries shall
materially comply with all laws,
ordinances or governmental rules and regulations to which it is subject, and obtain or maintain all Franchises or other governmental authorizations or approvals necessary for the ownership of its properties and the conduct of its businesses and shall comply with FCC and PUC construction, operating and reporting requirements. Each of the Borrower and the Subsidiaries will maintain its properties in good repair, working order and condition and make or cause to be made all appropriate and proper repairs, renewals, replacements, additions and improvements thereto, and keep all systems and equipment which may now or in the future be subject to compliance with any material standards or rules imposed by any governmental agency or authority in compliance in all material respects with such standards or rules. Each of the Borrower and the Subsidiaries shall maintain, preserve and protect, and, when necessary, renew, all Franchises to the extent necessary for the conduct of its businesses and to the extent necessary to not create a Default. In addition, the Borrower and each Subsidiary shall maintain, preserve, protect and, when necessary, renew all service marks, copyrights, trademarks, tradenames and other rights held by any of them and all agreements to which any of them are parties which are necessary or useful to conduct the Permitted Businesses except where the failure to do so could not result in a Material Adverse Effect.

8.3      Payment of Taxes and Claims.


                           Each of the Borrower and the Subsidiaries will pay
all taxes, assessments and other
governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income or profits before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or might become a Lien upon any of its properties or assets except where such taxes, assessments or governmental charges are being contested in good faith by appropriate proceedings and adequate reserves have been set aside.

8.4      Insurance.


8.4.1 Type of Insurance. Each of the Borrower and the Subsidiaries will maintain or cause to be maintained with financially sound and reputable insurers, insurance with respect to the properties and business of the Borrower or such Subsidiary against loss or damage of the kinds customarily insured against by entities of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by other such Persons and otherwise as is prudent for Persons engaged in conducting business in the cable television industry and any other business conducted by the Borrower or such Subsidiary. In addition, the Borrower and the Subsidiaries shall maintain business interruption insurance in an amount of $10,000,000 or such other amount as is acceptable to the Agent and at all times that the Borrower or any Subsidiary shall own or operate an airplane, it shall maintain liability insurance thereon in an amount equal to at least $25,000,000. All insurance shall name the Agent as lender loss payee and additional insured and shall provide for thirty (30) days prior written notice of any proposed termination.

8.4.2 Application of Proceeds. After the occurrence and during the continuation of an Event of Default all payments in respect of the types of insurance provided for in Subsection 8.4.1 above shall be paid directly to the Agent or, if paid to the Borrower or any Subsidiary, shall be held in trust for, and immediately delivered to, the Agent, who (in its sole discretion) may (a) return such amounts as it deems appropriate to the Borrower (who shall distribute such amounts to the applicable Subsidiaries, as appropriate) for the repair and/or replacement of property with respect to which the loss was incurred or (b) apply the same to reduce the Obligations, any excess to be returned to the Borrower upon payment in full of the Obligations provided, however, if no Event of Default exists then the Agent shall return such insurance proceeds to the Borrower.

8.4.3 Evidence of Insurance. Copies of insurance policies or the related certificates, shall be delivered to the Agent on the Closing Date and annually at the time of the delivery of the financial statements referred to in Subsection 6.1.3 above and at the time any new policy of insurance is issued.

8.5 Interest Rate Protection Agreements. Beginning on September 30, 2000 and at all times thereafter if and when the Leverage Ratio is greater than 4:1 the Borrower shall obtain and maintain in full force and effect, one or more Interest Rate Protection Agreements which may be with one or more of the Lenders (in which case the obligations thereunder will be secured by the Collateral) and/or with one or more other Eligible Institutions (in which case the obligations thereunder will be unsecured) which effectively enables the Borrower (on terms and conditions satisfactory to the Agent) to protect itself against fluctuations of interest rates as to a notional principal amount equal to at any time the lesser of (a) One Hundred and Seventy-Five Million Dollars ($175,000,000) or (b) fifty percent (50%) of the outstanding principal amount of all of the Loans). Neither the Borrower nor any Subsidiary will enter into any Interest Rate Protection Agreement except in the ordinary course of business to mitigate fluctuations of interest rates in respect of outstanding Indebtedness.

8.6 Inspection Upon reasonable notice if no Event of Default or Default shall exist, or at any time with or without notice after the occurrence and during the continuation of an Event of Default or Default, the Borrower and each Subsidiary will allow representatives of the Agent or any Lender to visit it at any reasonable time and inspect any of the properties of the Borrower or such Subsidiary, as the case may be, to examine the books of account and other records and files of such Person, to make copies thereof and to discuss the affairs, business, finances and accounts of such Person with its personnel and accountants.

8.7      Exchange of Notes.

                           Upon receipt of a written notice of loss, theft,
destruction or mutilation of any or
all of the Notes (and, if requested by the Borrower, of a letter of indemnity from the affected Lender or its successors or assigns) and upon surrender for cancellation such Note(s) if mutilated (in which event no indemnity shall be requested), the Borrower shall execute and deliver a new Note or Notes of like tenor in lieu of such lost, stolen, destroyed or mutilated Note(s).

8.8      Consistent Action.

                           The Borrower and each Subsidiary shall exercise any
 and all voting or similar rights
which it holds in any Person in a manner consistent with adherence to the provisions of this Agreement and the other Loan Documents.

8.9      FCC and PUC Filings.

                           The Borrower and each Subsidiary will file with the
FCC and each PUC in a timely
fashion copies of the Loan Documents to the extent required under applicable law and any and all other documents required to be filed by applicable law, and shall take such other action as is necessary under the rules and regulations of the applicable PUCs and FCC to effect the purposes of the Loan Documents.

8.10     Purpose.

                           Proceeds of the Loans shall be used by the Borrower
only for the following purposes:

(a) to finance acquisitions and Capital Expenditures permitted under this Agreement; (b) to make the Accommodation Restricted Payment and other Restricted Payments permitted under Section 9.5 below; (c) to make advances or capital contributions to Subsidiaries; and (d) to provide for working capital needs and general corporate purposes

8.11     [intentionally omitted]

8.12 Additional Subsidiary Guarantors; Certain Obligations Respecting Subsidiary Guarantors.

8.12.1 Joinder of Additional Subsidiary Guarantors. (a) Subject to Section 9.7 (respecting dispositions), the Borrower will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Subsidiaries on the date of this Agreement continue to remain Subsidiaries and, thereby, "Subsidiary Guarantors" hereunder. In the event that the Borrower shall form or acquire any new Subsidiary after the date hereof, the Borrower will cause such new Subsidiary to become a "Subsidiary" (and thereby a "Subsidiary Guarantor" hereunder) pursuant to an Assumption Agreement substantially in the form of Exhibit H hereto (as the same may be amended, modified or supplemented from time to time in accordance with the provisions hereof and thereof, an "Assumption Agreement") pursuant to which such new Subsidiary shall agree to be bound by all provisions of this Agreement the and the other Loan Documents to the extent that such agreements provide for rights and obligations of Persons designated as "Subsidiaries", "Subsidiary Guarantors" or any similar term. Together with the Assumption Agreement for each new Subsidiary, the Borrower or applicable Subsidiary shall deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as the Agent shall reasonably request. The Borrower hereby agrees to immediately pledge to the Agent under the Pledge Agreement (and thereby grant a security interest for the benefit of the Lenders in) any and all of its interests in any capital stock or other equity of any Subsidiary of the Borrower which becomes a "Subsidiary" and a "Subsidiary Guarantor" hereunder pursuant to this Section 8.12.

8.12.2 Subsidiaries to be Direct Wholly-Owned. Each of the Borrower and the Subsidiaries will take such action from time to time as shall be necessary to ensure that each of the Borrower's Subsidiaries is a direct wholly-owned Subsidiary of the Borrower. Without limiting the generality of the foregoing, the Borrower shall not sell, transfer or otherwise dispose of any shares of stock of any Subsidiary nor permit any such Subsidiary to issue any shares of stock of any class whatsoever to any Person (other than to the Borrower) if any of the foregoing actions would result in there being Subsidiaries that are not directly wholly-owned by the Borrower. The Borrower agrees to forthwith deliver to the Agent pursuant to the Pledge Agreement all certificates evidencing such shares of stock, accompanied by undated stock powers executed in blank and shall take such other action as the Agent shall request to perfect the security interest created therein pursuant to the Pledge Agreement. No Subsidiary shall create or acquire any additional Subsidiaries.

8.13     [intentionally omitted]

8.14     [intentionally omitted]

8.15 Disconnect, Etc. The Borrower and the Subsidiaries will maintain policies respecting past due accounts and disconnect of customers in accordance with historical or industry practice.

8.16     Further Assurances.

                           Either prior to or after a Default or an Event of
Default, upon the reasonable
request of the Agent or any Lender, the Borrower and each Subsidiary will duly execute and deliver or cause to be duly executed and delivered, to the Agent and the Lenders such further instruments and do or cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Agent or any Lender to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

Article 9
                           GENERAL NEGATIVE COVENANTS

         Each of the Borrower and the Subsidiaries shall comply with each of the following covenants from the Closing Date and thereafter so long as any Loan or any other amounts due under the Loan Documents remain unpaid or the Lenders have a commitment to lend hereunder.

9.1      Indebtedness.


9.1.1 Limitations on Indebtedness. Neither the Borrower nor any Subsidiary will create, incur, assume, guarantee, permit to exist or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except as follows: the Borrower and the Subsidiaries may create, incur, assume, guarantee, permit to exist or otherwise become or remain directly or indirectly liable for the following:

(i)      obligations under the Loan Documents;

(ii) Indebtedness of a Subsidiary owing to the Borrower or to another Subsidiary or Indebtedness of the
         Borrower to one or more Subsidiaries; and

(iii) other Indebtedness of the Borrower and the Subsidiaries in an aggregate principal amount not to exceed at any time outstanding Seven Million Five
         Hundred Thousand Dollars ($7,500,000).

9.1.2 No Default. No Indebtedness may be incurred by the Borrower or any Subsidiary unless immediately before and after giving effect to the incurrence of such Indebtedness, no Default or Event of Default shall have occurred and be continuing.

9.2      Liens.

9.2.1 Limitation on Liens. Neither the Borrower nor any Subsidiary will directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Borrower or any Subsidiary, except the following (the "Permitted Liens"):

(a)      the Liens created in favor of or for the benefit of the Agent and the
                  Lenders pursuant to the Loan
                  Documents;

(b) Liens for taxes, assessments or other governmental charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or Subsidiary, as the case may be, in accordance with GAAP;

(c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required;

(d) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

(e) Liens arising out of judgments or awards with respect to which Borrower shall be prosecuting an appeal in good faith and in respect of which a stay of execution shall have been issued and adequate reserves established;

(f) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances on real property, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Borrower or any Subsidiary and in each case not securing Indebtedness;

(g)      [intentionally omitted];

(h) Liens (in addition to those referred to in paragraph (a) above) securing Indebtedness (not in default) described in clause (b)(iii) of Subsection 9.1.1 to the extent such Indebtedness is either purchase money indebtedness or Capital Lease obligations, provided, however, that such Liens shall encumber only the property acquired with the proceeds of such Indebtedness or subject to any such Capital Leases; and

(i) Liens existing on the date hereof listed on Schedule 9.2 attached hereto, and any Liens from time to time on the assets listed on said Schedule which secure Indebtedness (the "new Indebtedness") which refinances the existing Indebtedness secured by the Liens listed on said Schedule provided that such new Indebtedness is permitted under the terms of Section
                  9.1 above and provided further that such new Indebtedness is in a principal amount which is no greater than the principal amount of the Indebtedness on the date hereof secured by the Liens listed on said Schedule.

9.2.2 Sharing of Liens. If any property of the Borrower or any Subsidiary, whether now owned or hereafter acquired, is subjected to any Lien not permitted by this Section 9.2, the Borrower or applicable Subsidiary will make, or will cause to be made such provision as can be made, if any, whereby the Obligations shall be substantially simultaneously secured equally and ratably with all other obligations secured by such Lien (if not already so secured) and, if such provision is not made, an equitable lien so equally and ratably securing the Obligations shall exist on such property to the full extent permitted under applicable law. Making such effective provisions shall be permitted hereunder, but shall not cure any then existing violation of this Section 9.2.

9.3      Modification of Certain Documents.


                           Neither the Borrower nor any Subsidiary shall amend,
modify (including, without
limitation, a modification in the nature of a termination), supplement or seek a waiver in connection with any of the following agreements without the consent of the Requisite Lenders if the effect of any such amendment, modification, supplement or waiver could be adverse to the Borrower or any Subsidiary or the interests of the Agent or any Lender under the Loan Documents or could cause a Default to exist hereunder: the articles, bylaws, or other organizational documents of any Subsidiary or of the Borrower.

9.4      Investments and Acquisitions.


9.4.1 Neither the Borrower nor any Subsidiary shall directly or indirectly, make or permit to exist or enter into any agreement to make any Investment or make any Acquisition, except the Borrower or any Subsidiary may:

(a) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase;

(b) purchase commercial paper maturing within two hundred seventy (270) days from the date of the original issue thereof, issued by corporations, each of which corporations shall have a net worth of at least $500 million and each of which corporations conducts a substantial part of its business in the United States of America, and which commercial paper, at the time of acquisition, has a published rating of not less than P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Rating Group;

(c) purchase bankers' acceptances, and certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, Eligible Institutions and which have the highest rating by Moody's Investors Service, Inc. or Standard & Poor's Rating Group;

(d) make loans to the Borrower, and make loans and capital contributions and make and maintain other Investments in Subsidiaries except as expressly prohibited by the terms of this Agreement (including, without limitation, those provisions that require all Subsidiaries of the Borrower to be direct, wholly-owned Subsidiaries of the Borrower);

(e)      [intentionally omitted]

(f)      invest in Interest Rate Protection Agreements required or permitted by
Section 8.5 hereof;

(g)      maintain operating deposits with banks;

(h) make advances and loans made in the ordinary course to employees and directors of the Borrower and the Subsidiaries not exceeding an aggregate principal amount of $500,000 at any one time outstanding for all such advances and loans;

(i)      make Acquisitions in any Permitted Business so long as:

(x) the Acquisition is consummated within one year of a disposition made under clause (vi) of Section 9.7 below and is made exclusively from proceeds received from such disposition, or

(y)      [intentionally omitted], or

(z) the aggregate consideration delivered in connection with all such Acquisitions (exclusive of Acquisitions made pursuant to the preceding clauses (x) and (y)) after the Closing Date does not exceed Fifty Million Dollars ($50,000,000) and the aggregate consideration delivered in connection with any single Acquisition or series of related Acquisitions (exclusive of Acquisitions made pursuant to the preceding clauses (x) and (y)) does not exceed Ten Million Dollars ($10,000,000) without the consent of the Requisite Lenders provided, that Acquisitions financed with a combination of sources referred to in (x) and (z) above shall be permitted hereunder and, provided, further that in connection with any Acquisition made pursuant to this clause (i) each of the following conditions shall be satisfied:

(i) if the Acquisition is of equity rather than assets, then (x) 100% of the equity of the Person shall be acquired pursuant to a transaction approved by the Board of Directors or other governing body of the Person to be acquired, (y) all such equity shall be pledged pursuant to the Pledge Agreement and
                  (z) the acquired entity shall become a "Subsidiary" and accordingly a "Subsidiary Guarantor" hereunder pursuant to
                  Section 8.12 above;

(ii) the Borrower shall have delivered written notice to the Lenders of the proposed Acquisition within ten
                  (10) days of signing the applicable acquisition agreement, and if the purchase price for such Acquisition is in excess of Ten Million Dollars ($10,000,000) (which may require the prior consent of the Requisite Lenders) the Borrower shall also deliver (w) lien search results, (x) financial statements of the systems or entities being so acquired for the preceding three (3) fiscal years (if available), which financial statements shall be reasonably satisfactory to the Agent, (y) an Officer's Compliance Certificate showing pro forma compliance with the financial covenants set forth in this Agreement after giving effect to any borrowing contemplated in connection with such Acquisition and after giving effect to the Cash Flow, Indebtedness and other financial attributes of the system or entity to be acquired as reflected on its financial statements as if such system or entity were at all times during the then current fiscal quarter and the preceding three fiscal quarters owned by the Borrower or relevant Subsidiary, and (z) revised projections, if the proposed Acquisition would result in a material change (in the opinion of the Agent) in the projections delivered on the Closing Date prepared on a basis consistent with those delivered on the Closing Date;

(iii) no Default or Event of Default shall have occurred before or after giving effect to the Acquisition (including, without limitation, in connection with provisions of this Agreement limiting Indebtedness);

(iv) the representations and warranties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects both before and after giving effect to the proposed Acquisition;

(v) the Borrower shall have delivered such instruments, stock powers, third party consents and other items as may be necessary, or in the reasonable opinion of the Agent desirable, to create and perfect a valid, first priority security interest in the capital stock or other equity, if any, to be acquired pursuant to the proposed Acquisition;

(vi) the Borrower shall have paid to the Agent all fees and disbursements of counsel to the Agent in connection with such transaction; and

(vii) the Borrower shall have delivered such other documents and other items (including, without limitation, legal opinions, if requested) as the Agent or any Lender may reasonably request; and

(j) so long as no Default or Event of Default shall exist before or after giving effect to such Investments, make Investments in Permitted Businesses and/or programming entities (so long as such Investments are on a non-recourse basis) in an aggregate amount since the Closing Date not to exceed Two Million Five Hundred Thousand Dollars ($2,500,000).

9.5      Restricted Payments.

                           Neither the Borrower nor any Subsidiary will directly
or indirectly, declare, order,
pay, make or set apart any sum or property for any Restricted Payment , except at any time and from time to time,

(a)      Accommodation Restricted Payment;

(b)      [intentionally omitted]; and

(c) if no Default or Event of Default shall then occur and be continuing (or be created in connection therewith) Restricted Payments may be made in any fiscal year in an aggregate amount not to exceed One Million Dollars ($1,000,000) in such fiscal year if, at the time any such Restricted Payment is made, and as at the end of the fiscal quarter ended on or most recently prior to, the date such payment is made and as at the end of the fiscal quarter immediately preceding the aforementioned fiscal quarter the Leverage Ratio is less than or equal to 4.0 to 1.0.

9.6      Transactions with Affiliates.

                           Neither the Borrower nor any Subsidiary will,
directly or indirectly, engage in any
transaction with any Affiliate of the Borrower, on terms that are less favorable to the Borrower, than those which might be obtained at the time from Persons which are not affiliated, provided, that the foregoing restrictions shall not apply to transactions expressly provided for in this Agreement and the other Loan Documents.

9.7      Sales or Other Dispositions of Assets, Etc

                           Neither the Borrower nor any Subsidiary will
directly or indirectly: (a) consolidate with or merge into any other Person; (b) sell, lease, abandon or otherwise transfer or dispose of any substantial amount of its assets or property, or sell, lease, abandon or otherwise transfer or dispose of any of its assets or property of any nature except in the ordinary course of its business; (c) sell, lease or otherwise transfer, in one or more related transactions, any property (whether real, personal or mixed) to another Person and thereafter rent or lease such transferred property or substantially identical property from the same Person or (d) enter into any agreement to do any transaction prohibited by the terms of this Section 9.7, except that so long as no Default or Event of Default shall then exist or be created thereby, the Borrower and the Subsidiaries may effect the following transactions:

(i) any Subsidiary may merge or consolidate with or into any other Subsidiary or the Borrower;

(ii) the Borrower may sell, lease or otherwise transfer assets to any Subsidiary or any Subsidiary may sell, lease or otherwise transfer assets to the Borrower or any other Subsidiary;

(iii) the Borrower or a Subsidiary may lease to any third party any fiber optic or other cable;

(iv)     [intentionally omitted];

(v) the Borrower or any Subsidiary may sell or otherwise dispose of for fair market value any interest in SMATVs in one or more transactions so long as the aggregate fair market value of all such SMATVs so disposed of pursuant to this clause (v) shall not exceed Five Million Dollars ($5,000,000); and

(vi) the Borrower or a Subsidiary may make any other disposition, so long the following conditions aresatisfied:


(A) the Borrower shall give each Lender prior written notice of such disposition and the principal terms relating thereto;

(B) unless the Requisite Lenders shall have otherwise consented in writing, the Cash Flow Percentage attributable to the assets to be sold (or otherwise disposed of) together with the Cash Flow
                                            Percentage of all other assets sold
                                            (or otherwise disposed of) by the
                                            Borrower or any Subsidiaries
                                            pursuant to this clause (v) (which
                                            shall not include assets sold or
                                            disposed of pursuant to clauses (i)
                                            through (iv)) since the Closing
                                            Date, shall not exceed 25%;

(C) such disposition is either (1) a sale to any Person for cash in an amount not less than the fair market value of the assets sold net of the liabilities assumed, as determined in the good faith judgment of the Board of Directors of the Borrower or the applicable Subsidiary, or (2) an exchange, with any Person, of assets or stock exchanged by the Borrower or applicable Subsidiary for assets (or stock of a Person with assets) comprising one or more cable television systems or other Permitted Businesses of equal or greater value, as determined in the good faith judgment of the Board of Directors of the Borrower or the applicable Subsidiary; and

(D) immediately following such disposition, the Borrower shall deliver to the Agent a certificate stating the date of the disposition, the consideration received therefor and a statement that such disposition was effected in a manner consistent with the terms of this
                                            Section 9.7,

         provided that, in the case of any such sale to or exchange with an Affiliate, in addition to the requirements set forth above in this clause (v), at the request of the Agent or any Lender made within twenty (20) days of receipt of notice referred to in paragraph (A) above, the Borrower shall furnished to each Lender, within thirty (30) days of such request of the Agent or Lender or, if later, at least ten
         (10) Business Days preceding the proposed date of such sale or exchange, a fairness opinion with respect to such sale or exchange from a recognized investment bank or cable television broker, as the case may be, reasonably satisfactory in form and content to the Agent.

9.8      Management; Control.

                           Neither the Borrower nor any Subsidiary shall (a)
enter into any management agreement
with any Person that gives such Person the right to manage any business owned by the Borrower or such Subsidiary, or (b) directly or indirectly pay or accrue to an entity any sum or property for fees for management or similar services rendered in connection with the operation of a business.

9.9      [intentionally omitted]

9.10     Stock Issuance.

                           Neither the Borrower nor any Subsidiary shall issue,
 authorize the issuance of, or
obligate itself to issue any shares of its capital stock to any Person if such issuance (i) would contravene any other provision of this Agreement, including result in a Change of Control, or (ii) would result in there being capital stock of Borrower that is not subject to the Parent Pledge Agreement or equity of a Subsidiary that is not subject to the Pledge Agreement.

9.11     Compliance with Federal Reserve Regulations

                           Neither the Borrower nor any Subsidiary will directly
or indirectly, take or permit to be taken any action which would result in the Loans or the carrying out of any of the other transactions contemplated by this Agreement, being violative of Regulation U (12 C.F.R. 221, as amended) or of Regulation T (12 C.F.R. 220, as amended) or of Regulation X (12 C.F.R. 224, as amended) or any other regulation of the Board of Governors of the Federal Reserve System.

9.12     Limitations on Restrictive Covenants.

                           Neither the Borrower nor any Subsidiary will enter
into any agreements which provide for, or otherwise place any restriction, directly or indirectly, on (a) the right or ability of the Borrower or any Subsidiary to create or suffer to exist any Liens or (b) the right or ability of any Subsidiary to pay dividends or make other Restricted Payments to the Borrower or other Subsidiaries.

9.13     Environmental Matters.

                           Neither the Borrower nor any Subsidiary shall (a)
use or permit any Person to use any of the real property owned or occupied by the Borrower or any Subsidiary for the purposes of treating, producing, handling, transferring, processing, transporting, disposing, storing or otherwise releasing Hazardous Substances, in violation of any Environmental Laws, or (b) cause or knowingly permit to exist as the result of an intentional or unintentional action or omission on the part of the Borrower or any Subsidiary or any other Person who occupies any real property owned or occupied by the Borrower or any Subsidiary, a Release from, about, under or on any real property owned or occupied by Borrower or such Subsidiary of any Hazardous Substance except in the normal course of the business activities of the Borrower or applicable Subsidiary and in conformity with Environmental Law.

9.14     ERISA.

                           Each of the Borrower and the Subsidiaries will not,
and will not permit any of its ERISA Affiliates or any employees of Borrower, the Subsidiaries or any ERISA Affiliate who are fiduciaries with respect to an employee benefit plan as defined in Section 3(3) of ERISA to, take any of the following actions or permit any of the following events to occur if such action or event could cause the Borrower, any Subsidiary or any ERISA Affiliates of any of the foregoing to be liable for any material tax, penalty, or other liability:

(a) engage in any transaction in connection with which the Borrower, any Subsidiary or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code;

(b) terminate any Employee Pension Plan in a manner, or take any other action or fail to take any action, which could result in any liability of Borrower or any ERISA Affiliate to the PBGC other than required nondelinquent premium payments;

(c) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Borrower, any Subsidiary or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any Accumulated Funding Deficiency, whether or not waived, with respect to any Employee Pension Plan;

(d)      fail to comply with the requirements of COBRA;

(e) permit the current value of all vested accrued benefits under each Employee Pension Plan to exceed the current value of the assets of such Plan and, except as may be permitted under actuarial funding standards adopted in accordance with Section 412 of the Code;

(f) withdraw from any Multiemployer Plan, if such withdrawal would result in the imposition of a material Withdrawal Liability; or

(g) fail to comply with the reporting and disclosure requirements of ERISA if such failure could result in the assessment of a material civil penalty by the Secretary of Labor under ss.502(c) of ERISA; or

(h) fail to operate each Plan in all material respects in compliance with the requirements of the Code and ERISA and the terms of each Plan if such failure could result in disqualification of such Plan or in payment of a material monetary sanction to the Internal Revenue Service under its Closing Agreement Program.

As used in this Section, the term "accrued benefit" has the meaning specified in
Section 3(23) of ERISA, the term "current value" has the meaning specified in
Section 4001(a)(18)(B) of ERISA, and the term "material" shall mean an amount in excess of $1,000,000.

9.15     Type of Business.

                           Neither the Borrower nor any Subsidiary will directly
or indirectly enter into any business which is not a Permitted Business.

Article 10
                                EVENTS OF DEFAULT

10.1     Events of Default.

                           "Event of Default" wherever used herein means any one
of the following events (whatever the reason for such Event of Default, whether it shall be voluntary or involuntary and whether it shall be by action or inaction, by operation of law, pursuant to a court order or any rule or regulation of any administrative or governmental instrumentality otherwise):

10.1.1 Failure to Pay Principal. If the Borrower shall fail to make any payment of the principal of any Loan on the date when the same shall become due and payable, whether at stated maturity or at a date fixed for any installment or prepayment thereof or otherwise; or

10.1.2 Failure to Pay Interest, Fees and Other Amounts. If the Borrower shall fail to make any payment of interest on any Loan or Commitment Fees or any other amounts owing hereunder (other than principal of the Loans) on the dates when such interest, Commitment Fees or other amounts shall become due and payable and such failure continues for more than two (2) Business Days; or

10.1.3   Cross-Default.

(a) If the Borrower or any Subsidiary shall default (as payor or guarantor or other surety) in the payment of any principal of or premium or interest on or any other amount due in respect of any Indebtedness (other than the obligations under the Loan Documents), including, without limitation, any direct or contingent reimbursement obligations arising on account of the issuance of a letter of credit, and the underlying obligation with respect to which a default has occurred aggregates One Million Dollars ($1,000,000) or more or could result in a required payment of $1,000,000 or more; or if any event shall occur or condition shall exist which would permit, or shall have caused, the acceleration of the payment, time for payment or maturity of any of the foregoing obligations, and such default, event or condition shall continue for more than the period of grace, if any, specified in the relevant agreement or instrument and shall not have been waived pursuant thereto or if the Borrower; or if any Subsidiary shall default (as payor or guarantor or other surety) in the payment of any principal of or premium or interest on or any other amount due in respect of any Obligations (other than those previously referred to); or

(b) If the Borrower or any Subsidiary shall default in a payment or performance of any obligation (except obligations which are covered in Subsections 10.1.1, 10.1.2 or clause (a) of this Subsection 10.1.3) under any contract or agreement, whether now or hereafter incurred, which default could have a Material Adverse Effect, and such default shall continue for more than the period of grace, if any, specified in the contract or agreement, and such default shall not have been waived pursuant to the terms thereof; or

10.1.4 Representations and Warranties Untrue. If any representation or warranty made by the Borrower or any other Loan Party in this Agreement or in any other Loan Document shall be false or misleading in any material respect when made or deemed made; or

10.1.5   Covenant Defaults.

(a) If there shall occur a default in the due performance or observance of any term, covenant or agreement to be performed or observed pursuant to any of Subsection 6.2.3 or 6.2.4, Article 7, Section 8.1, or Section 9.3, 9.7 through
9.12 inclusive, 9.14 or 9.15; or if there shall occur a default in the due performance or observance of any term, covenant or agreement to be performed or observed pursuant to any of Section 6.1, Subsection 6.2.5, Section 8.4, 8.9, 8.10, 8.12, 9.1, 9.2, 9.4, 9.5, 9.6 or 9.13 which shall continue unremedied for a period of fifteen (15) days; or

(b) If there shall occur any default in the due performance or observance of any term, covenant or agreement to be performed or observed pursuant to the provisions of this Agreement other than as provided in Subsections 10.1.1, 10.1.2, or 10.1.5(a) and, if capable of being remedied, such default shall continue unremedied for the earlier to end of the period of thirty (30) days after notice of the default shall have been given to Borrower or thirty (30) days after Borrower becomes aware, or should in the exercise of reasonable diligence have become aware, of such default; or

10.1.6 Invalidity or Noncompliance With Loan Documents. If any of the Loan Parties shall fail to perform any of its obligations under any of the Loan Documents (after taking into account any applicable cure period set forth in such agreements), or if the validity of this Agreement or any of the other Loan Documents shall have been challenged or disaffirmed by or on behalf of any of the Loan Parties or if any of the Loan Documents shall cease to be in full force and effect (other than pursuant to its terms) or if, other than as a direct result of any action of the Agent or the Lenders, any Liens created or intended to be created by any of the Loan Documents shall at any time cease to be valid and perfected subject to no equal or prior Lien except Permitted Liens; or

10.1.7 Judgment. If any judgment or judgments or assessment or assessments for the payment of money in excess of One Million Dollars ($1,000,000) in the aggregate shall be rendered against the Borrower and/or any Subsidiaries, and such judgment or judgments remain unstayed or unsatisfied for a period of thirty
(30) days or more; or

10.1.8 Insolvency, Bankruptcy, Etc. If the Borrower or any Subsidiary of the Borrower shall suspend or discontinue its business; if the Borrower or any Subsidiary of the Borrower shall make an assignment for the benefit of creditors or a composition with creditors, shall generally not be paying its debts as they mature, shall admit its inability to pay its debts as they mature, shall file a petition in bankruptcy, shall become insolvent (howsoever such insolvency may be evidenced), shall be adjudicated insolvent or bankrupt, shall petition or apply to any tribunal for the appointment of any receiver, custodian, liquidator or trustee of or for it or any substantial part of its property or assets, shall commence any proceeding relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if there shall be commenced against the Borrower, or any Subsidiary of the Borrower, any such proceeding and the same shall not be dismissed within sixty (60) days or an order, judgment or decree approving the petition in any such proceeding shall be entered against the Borrower or any Subsidiary of the Borrower; or if the Borrower or any Subsidiary of the Borrower shall by any act or failure to act indicate its consent to, approval of or acquiescence in, any such proceeding or any appointment of any receiver, custodian, liquidator or trustee of or for it or for any substantial part of its property or assets, or shall suffer the appointment of any receiver, liquidator or trustee, or shall take any corporate action for the purpose of effecting any of the foregoing; or if any court of competent jurisdiction shall assume jurisdiction with respect to any such proceeding and the same shall not be dismissed within sixty (60) days or if a receiver or a trustee or other officer or representative of a court or of creditors, or if any court, governmental office or agency, shall, under color of legal authority, take and hold possession of any substantial part of the property or assets of the Borrower or any Subsidiary of the Borrower and shall not have relinquished possession within sixty (60) days, or if the Borrower or any Subsidiary of the Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors, or any of them, or shall have made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or if the Borrower or any Subsidiary of the Borrower shall have made any transfer of its property to or for the benefit of a creditor which constitutes a preferential transfer under any bankruptcy or similar law, or if the Borrower or any Subsidiary of the Borrower shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint; or

10.1.9 Revocation of Franchises. If one or more Franchises relating to the cable television systems of the Borrower and/or any Subsidiary shall be terminated or revoked such that the Borrower or the applicable Subsidiary is no longer able to operate such Franchises and retain the revenue received therefrom or the Borrower or the Subsidiary or the grantors of such Franchises shall fail to renew such Franchises at the stated expiration (or extension) thereof such that the Borrower or the Subsidiary is no longer able to operate such Franchises and retain the revenue received therefrom, and the overall effect (after giving effect to any Acquisitions or dispositions effected pursuant to the terms hereof, if any) of all such terminations, revocations and failures to renew in the aggregate from the Closing Date would be to reduce Pre-Tax Operating Cash Flow by ten percent (10%) or more. For purposes of this Subsection 10.1.9, the calculation of the percentage of Pre-Tax Operating Cash Flow attributable to any Franchise which is terminated, revoked or not renewed (a "Terminated Franchise") shall be determined as follows. The Pre-Tax Operating Cash Flow generated by the cable system relating to the Terminated Franchise for the four fiscal quarters ended on, or most recently prior to, the date of the termination, revocation or nonrenewal of the Terminated Franchise shall be compared with the entire Cash Flow generated by the Borrower and the Subsidiaries, on a Consolidated basis, for the same period (the result being herein referred to as the "Cash Flow Percentage"). For purposes of this Subsection 10.1.9, the Cash Flow Percentage for each Terminated Franchise from the Closing Date shall be aggregated with the Cash Flow Percentage for each other such Terminated Franchise from the Closing Date for purposes of determining whether the ten percent (10%) figure has been reached; or

10.1.10 Material Adverse Effect. If there shall exist any event or condition which could have a Material Adverse Effect; or

10.1.11  Change of Control.  If there shall occur a Change of Control.

10.2     Acceleration; Remedies.

10.2.1 Acceleration; General Remedies. Upon the occurrence of any event described in Subsection 10.1.8, the entire unpaid principal balance of the Notes, and interest accrued and premium, if any, thereon, and any unpaid accrued Commitment Fees and all other amounts payable hereunder and under the other Loan Documents, shall be immediately due and payable by the Borrower and the Revolving Credit Commitment shall terminate. Such principal and interest, premium and fees shall thereupon become and be immediately due and payable without presentation, demand, protest, notice of protest or other notice of dishonor of any kind, all of which are hereby expressly waived by the Borrower. Upon the occurrence of any other Event of Default, or at any time thereafter, if any Event of Default shall then be continuing, the Agent may (and shall if directed by the Requisite Lenders pursuant to Section 11.6) by written notice to the Borrower, declare the entire unpaid principal balance of the Notes, and interest accrued and premium, if any, thereon and any unpaid accrued Commitment Fees and all other amounts payable hereunder and under the other Loan Documents, to be immediately due and payable by the Borrower and/or may terminate the Revolving Credit Commitment. Such principal and interest, premium, fees and other amounts shall thereupon become and be immediately due and payable, without presentation, demand, protest, notice of protest or other notice of dishonor or other notice of any kind, all of which are hereby expressly waived by the Borrower. In the event of any such acceleration, the Agent (acting directly or through the appointment of one or more trustees or agents of Agent's choosing) may proceed to protect and enforce its rights and those of the Lenders under the Loan Documents in any manner or order it or they deem expedient without regard to any equitable principles of marshalling or otherwise.

10.2.2 Equitable Remedies. It is agreed that, in addition to all other rights hereunder or under law, the Agent shall have the right to institute proceedings in equity or other appropriate proceedings for the specific performance of any covenant or agreement made in any of the Loan Documents or for an injunction against the violation of any of the terms of any of the Loan Documents or in aid of the exercise of any power granted in any of the Loan Documents or by law or otherwise.

10.2.3   Appointment of Receiver.

(a) Without limiting the generality of the foregoing or limiting in any way the rights of the Agent and Lenders under the Loan Documents or otherwise under applicable law, at any time after the occurrence, and during the continuance, of an Event of Default under Section 10.1, the Agent on behalf of the Lenders shall be entitled to and at the request of the Requisite Lenders shall apply for, and have a receiver appointed under state or federal law by a court of competent jurisdiction in any action taken by the Agent and Lenders to enforce their rights and remedies hereunder and under the Loan Documents in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Collateral and continue the operation of the business of the Borrower and the Subsidiaries, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Loans and other fees and expenses due hereunder and under the Loan Documents as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated.

(b) EACH OF THE BORROWER AND THE SUBSIDIARIES HEREBY IRREVOCABLY CONSENTS TO AND WAIVES ANY RIGHT TO OBJECT TO OR OTHERWISE CONTEST THE APPOINTMENT OF A RECEIVER AS PROVIDED ABOVE. EACH OF THE BORROWER AND THE SUBSIDIARIES (i) GRANTS SUCH WAIVER AND CONSENTS KNOWINGLY AFTER HAVING DISCUSSED THE IMPLICATIONS THEREOF WITH COUNSEL, (ii) ACKNOWLEDGES THAT (A) THE UNCONTESTED RIGHT TO HAVE A RECEIVER APPOINTED FOR THE FOREGOING PURPOSES IS CONSIDERED ESSENTIAL BY THE AGENT AND LENDERS IN CONNECTION WITH THE ENFORCEMENT OF THEIR RIGHTS AND REMEDIES HEREUNDER AND UNDER THE LOAN DOCUMENTS, AND (B) THE AVAILABILITY OF SUCH APPOINTMENT AS A REMEDY UNDER THE FOREGOING CIRCUMSTANCES WAS A MATERIAL FACTOR IN INDUCING THE LENDERS TO MAKE THE LOANS TO THE BORROWER AND (iii) AGREES TO ENTER INTO ANY AND ALL STIPULATIONS IN ANY LEGAL ACTIONS, OR AGREEMENTS OR OTHER INSTRUMENTS IN CONNECTION WITH THE FOREGOING AND TO COOPERATE FULLY WITH THE LENDERS IN CONNECTION WITH THE ASSUMPTION AND EXERCISE OF CONTROL BY THE RECEIVER OVER ALL OR ANY PORTION OF THE COLLATERAL.

10.2.4 Remedies Cumulative. All rights and remedies given by this Agreement, the Notes and the other Loan Documents are cumulative and not exclusive of any of such rights or remedies or of any other rights or remedies available to the Agent or any Lender, and no course of dealing between the Borrower and/or any Subsidiary, on the one hand, and the Agent or any Lender, on the other hand, or any delay or omission in exercising any right or remedy shall operate as a waiver of any right or remedy, and every right and remedy may be exercised from time to time and as often as shall be deemed appropriate by the Agent or any Lender.

10.2.5 Special Provisions Respecting FCC Licenses and Other Franchises. If the consent of the FCC, any PUC, or other applicable regulatory authority is required in connection with any of the actions which may be taken by the Agent or any of the Lenders, as the case may be, in the exercise of its or their rights hereunder or under the other Loan Documents, then the Borrower and the Subsidiaries, at sole cost and expense of the Borrower (but subject to the guarantees set forth in Article 3 above), shall use their best efforts to secure such consent and to cooperate fully with the Agent or the Lenders, as the case may be, in any action commenced by the Agent or the Lenders, as the case may be, to secure such consent. Upon the occurrence and during the continuation of an Event of Default, the Borrower or the applicable Subsidiary, subject to the provisions of applicable law, shall promptly execute and file and/or cause the execution and filing of all applications, certificates, instruments and other documents that the Agent or the Lenders deem necessary or advisable to file in order to obtain any governmental consent, approval, or authorization, and if the Borrower or the applicable Subsidiary, fails or refuses to execute, or fails or refuses to cause another Person to execute, such documents, the clerk of any court with jurisdiction over the Loan Documents or the relevant Loan Party or Loan Parties may execute and file the same on behalf of the Borrower or the applicable Subsidiary. The Borrower and each Subsidiary recognize that the FCC Licenses and other Franchises held by such Person are unique assets which may have to be transferred in order for the Agent and the Lenders adequately to realize the value of their security interests. The Borrower and each Subsidiary further recognizes that a violation of this covenant would result in irreparable harm to the Agent and the Lenders for which monetary damages are not readily ascertainable. Therefore, in addition to any other remedy which may be available to the Agent or the Lenders, at law or in equity (including other remedies involving specific performance), the Agent and/or the Lenders, shall have the remedy of specific performance of the provisions of this subsection. To enforce the provisions of this Section 10.2, the Agent is authorized to request the consent or approval of the FCC, any PUC or other regulatory authority to a voluntary or an involuntary transfer of control of any FCC License or other Franchise.

                           Notwithstanding anything to the contrary contained in
this Agreement or any of the other Loan Documents, the Agent and the Lenders will not knowingly take any action pursuant to this Agreement or any such documents which would constitute or result in assignment of an FCC License or other Franchise or any transfer of control of the holder of an FCC License or other Franchise if such assignment of license or transfer of control would require under then existing law (including the written rules and regulations promulgated by the FCC or any PUC), the prior approval of the FCC or such PUC, without first obtaining such approval. In connection with this provision the Agent and the Lenders shall be entitled to rely upon the advice of counsel of the Agent's choice whether or not the advice rendered is ultimately determined to have been accurate.

Article 11
                                      AGENT

11.1     Authority.

                           The Lenders hereby irrevocably appoint First Union
National Bank to act as Agent as specified in the Loan Documents, and each of the Lenders hereby irrevocably authorizes, and each of the holders of any Note by the acceptance of such Note shall be deemed irrevocably to authorize First Union National Bank, for such Lender and such holder, to execute and take such action on its behalf under the provisions of this Agreement, the Notes, and the other Loan Documents and to exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms of the Loan Documents and such powers as are reasonably incidental thereto. The Agent's duties shall be purely ministerial and it shall have no duties or responsibilities except those expressly set forth in the Loan Documents. The Agent shall not be required under any circumstances to take any action that, in its judgment, (a) is contrary to any provision of the Loan Documents or Applicable Law or (b) would expose it to any Liability or expense against which it has not been indemnified to its satisfaction. The Agent shall not, by reason of its serving as Agent, be a trustee or other fiduciary for any Lender.

11.2     Expenses; Indemnification.

                           In default of reimbursement or indemnification by
the Borrower, the Lenders will, in proportion to their respective portions of the Revolving Credit Commitment or, if none, the outstanding Loans, reimburse or indemnify, as the case may be, the Agent for and against all expense, liability, penalty and damage of any nature whatsoever (including but not limited to reasonable attorneys' fees) which may be incurred or sustained by the Agent in any way in connection with the Loan Documents or its duties under the Loan Documents provided that (i) no Lender shall be liable for any portion of the foregoing items resulting from the gross negligence or willful misconduct of the Agent and (ii) unless a Default or an Event of Default has occurred and is continuing (or is believed by the Agent to have occurred and be continuing), no Lender shall be liable for the normal administrative costs and expenses of the Agent incidental to the performance of its duties as Agent under the Loan Documents, but the Lenders shall be liable for all out of pocket costs and expenses of the Agent (including out-of-pocket administrative costs) during the existence of a Default or an Event of Default (including one believed to exist by Agent). The Agent shall not have any obligation to take any action in connection with the performance of its duties as Agent under the Loan Documents which, in its opinion, requires the payment of expenses or the incurrence of liability, if there is a reasonable ground for belief that reimbursement of such expenses or liability is not reasonably assured to it.

11.3     Exculpatory Provisions.

                           Neither the Agent, nor any Lender constituting the
Agent, nor any of its respective officers, directors, employees or agents, shall be liable for any action taken or omitted under the Loan Documents or in connection with the Loan Documents unless caused by its or their gross negligence or willful misconduct. The Agent shall not be responsible for any recitals, warranties or representations in the Loan Documents or for the validity, enforceability, collectibility or due execution of this Agreement or any of the other Loan Documents. The Lenders hereby acknowledge that they have reviewed this Agreement and the other Loan Documents and are fully aware of the terms thereof. The Agent may execute any of its duties by or through agents or employees and shall be entitled to advice of counsel, accountants or other professionals of its selection concerning all matters pertaining to the Loan Documents and its duties under the Loan Documents. The Agent shall be entitled to rely upon any writing or other document, telegram or telephone conversation believed by it to have been signed, sent or made by the proper person or persons and, in respect of legal matters, upon the advice of counsel selected by the Agent whether or not such advice is correct. With respect to the portion of the Loans made by it and Notes issued to it, the Agent shall have the same rights and powers under the Loan Documents as any other Lender or holder of a Note and may exercise the same as though it were not the Agent, and the term "Lenders" or "holders of Notes" or any similar term shall, unless the context otherwise indicates, include the Agent in its capacity as a Lender or noteholder.

11.4     Investigation by Lenders.

                           Each Lender expressly acknowledges that the Agent has
not made any representation or warranty to it and that no act taken by the Agent shall be deemed to constitute a representation or warranty by the Agent to the Lenders. Each Lender further acknowledges that it has taken and will continue to take such action and to make such investigation as it deems necessary to inform itself of the affairs of the Borrower and other Loan Parties and that it has made and will continue to make its own independent investigation of the creditworthiness and the business and operations of the Borrower and other Loan Parties. In entering into this Agreement, and in making an advance under this Agreement, each Lender represents that it has not relied and will not rely upon any information or representations furnished or given by the Agent or by any other Lender. The Agent shall be under no duty or responsibility to the Lenders to ascertain or to inquire into the performance or observance by the Borrower or any other Loan Party of any of the provisions of this Agreement or any document or instrument now or hereafter executed in connection with this Agreement. For all purposes under the Loan Documents, the Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment to it of fees or principal of or interest on Loans) unless the Agent has received a written notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default."

11.5     Amendments, Waivers and Consents.


                           With the written consent of the Requisite Lenders, or
all the Lenders as required by Subsection 12.4.2, or as otherwise specified in said Subsection 12.4.2, the Agent may, on behalf of the Lenders, enter into agreements which change, amend or supplement this Agreement or any other Loan Document, and may waive compliance with any provision of any of the Loan Documents.

11.6     Action Upon Defaults.

11.6.1 Acceleration. Upon the occurrence and during the continuation of an Event of Default, the Agent may (if in its sole discretion it determines that it shall not be exposed to liability and that the exigencies so require) and upon the request of the Requisite Lenders shall declare the Notes to be due and payable and proceed to enforce the rights of the holders of the Notes by such proceedings as the Agent may deem appropriate, whether at law or in equity. Upon any request as aforesaid, the Agent shall declare the Notes to be due and payable, but the Agent shall be justified in failing or refusing to take any further action unless it shall be indemnified to its satisfaction or if it shall reasonably determine that such action may expose the Agent to liability. It is agreed that if the Agent, having been so indemnified to its satisfaction as aforesaid, or not having been so indemnified, shall fail to so proceed, the Requisite Lenders (acting through any Lender) shall be entitled to take such action as it shall deem appropriate to enforce its rights.

11.6.2 Collateral. The Agent, on behalf of all the Lenders, shall hold in accordance with the Loan Documents all items of Collateral or interests therein received or held by the Agent. Subject to the Agent's and the Lenders' rights to reimbursement for their costs and expenses and subject to the application of payments in accordance with the terms hereof, each Lender shall have an interest in any Collateral or interests therein in the same proportions that the aggregate outstanding amount of Obligations owed to such Lender bears to the aggregate outstanding amount of all Obligations, without priority or preference among the Lenders.

11.7     Instructions

                           The Agent shall in all cases be fully protected in
acting, or in refraining from acting, under the Loan Documents (i) in accordance with written instructions of the Requisite Lenders or all Lenders, as applicable, or (ii) in accordance with the advise of legal counsel whether or not such advice shall ultimately be determined to be correct or (iii) as a court of competent jurisdiction may direct.

11.8     Resignation; Termination.

                           The Agent may resign at any time by giving prior
written notice to the Borrower and the Lenders. The Agent may be removed at any time with cause by the Requisite Lenders. Such resignation or removal shall take effect at the end of the sixty (60) day period after such notice of resignation or removal has been given or upon the earlier appointment of a successor agent by the Requisite Lenders. The Lenders shall, upon receipt of such notice, appoint a successor agent from among the Lenders (subject to the consent of the Borrower, which consent shall not be unreasonably withheld), and the Lenders and the Borrower shall execute such documents as shall be necessary to effect such appointment. If no successor Agent shall have been so appointed by the Requisite Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders and with the consent of the Borrower (which consent shall not be unreasonably withheld), appoint any bank or financial institution as the successor Agent. Upon the acceptance by any Person of its appointment as a successor Agent, such Person shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations as Agent under the Loan Documents. After any retiring Agent's resignation as Agent, the provisions of this Article 11 and all indemnification and expense provisions shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

11.9     Sharing.

                           If any Lender shall at any time receive payment of or
on account of all or a part of any Note held by it, whether by set-off or otherwise, in a greater proportion than the payments made on the Notes held by the other Lenders, such Lender shall purchase, without recourse, for cash, ratably from each of the other Lenders, such portion of the Notes held by such other Lenders so that, after such purchase, each Lender will hold an unpaid principal amount of Notes in the same proportion that the outstanding principal balance due to such Lender immediately prior to such payment bore to the aggregate outstanding principal balance due to all Lenders immediately prior to such payment. In the event that, at any time, any Lender shall be required to refund any amount which has been paid to or received by it on account of any Note held by it, and which has been applied to the purchase of a portion of the Notes held by other Lenders pursuant to this Section, then, upon notice from such Lender, each of the other Lenders shall purchase, without recourse, its portion for cash, to the extent of its ratable share thereof, of the Notes held by the Lender required to make such refund.

11.10    Other Relationships.

                           It is acknowledged that the Agent and the Lenders
may now or hereafter have lending or other relationships with the Borrower or other Loan Parties and with Affiliates of such persons, and it is agreed that the Agent and the Lenders are free to act with respect thereto without consulting with one another and without regard to the effect of any such action or relationship upon the Loans, the Collateral or any rights or obligations under the Loan Documents.

Article 12
                                  MISCELLANEOUS

12.1     Notices.

                           Unless otherwise expressly provided under this
Agreement all notices, requests, demands, directions and other communications (collectively "notices") given to or made upon any party under the provisions of this Agreement (and unless otherwise specified, in each other Loan Document) shall be by telephone (immediately confirmed in writing) or in writing (including facsimile communication) and if in writing shall be delivered by hand, nationally recognized overnight courier or U.S. mail or sent by facsimile to the respective parties at the addresses and numbers set forth under their respective names on the signature pages of this Agreement or in accordance with any subsequent unrevoked written direction from any party to the others. All notices shall, except as otherwise expressly provided in this Agreement, be effective (a) in the case of facsimile, when received, (b) in the case of hand-delivered notice, when hand delivered, (c) in the case of telephone, when telephoned, provided, however, that in order to be effective unless otherwise expressly provided, telephonic notices must be confirmed in writing no later than the next day by letter or facsimile, (d) if given by U.S. mail, the day after such communication is deposited in the mails with overnight first class postage prepaid, return receipt requested, and (e) if given by any other means (including by air courier), when delivered; provided, further that notices to the Agent shall not be effective until received. Any Lender giving any notice to the Borrower shall simultaneously send a copy of such notice to the Agent, and the Agent shall promptly notify the other Lenders of the receipt by it of any such notice. Except as otherwise provided in this Agreement, in the event of a discrepancy between any telephonic or written notice, the written notice shall control.

12.2     Duration; Survival.

                           All representations and warranties of the Borrower
and other Loan Parties contained in the Loan Documents shall survive the making of the Loans and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Lenders, the making of the Loans, or payment in full of the Loans.

12.3     No Implied Waiver.

                           No failure or delay on the part of the Agent or any
Lender in exercising any right, power or privilege under any or all of the Loan Documents and no course of dealing between the Borrower and/or and the Agent or any Lender shall operate as a waiver of any such right, power or privilege; nor shall any single or partial exercise of any right, power or privilege under the Loan Documents preclude any other or further exercise of any such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies expressly provided in the Loan Documents are cumulative and not exclusive of any rights or remedies which Agent or any Lender would otherwise have. No notice to or demand on the Borrower or any other Loan Party in any case shall entitle the Borrower or any other Loan Party to any other or further notice or demand in similar or other circumstances or shall constitute a waiver of the right of the Agent or any Lender to take any other or further action in any circumstances without notice or demand.

12.4     Entire Agreement and Amendments

12.4.1 Entire Agreement. This Agreement and the other Loan Documents represent the entire agreement between the parties to this Agreement with respect to the Revolving Credit Commitment, the Loans and the transactions contemplated under the Loan Documents and, except as expressly provided in the Loan Documents, shall not be affected by reference to any other documents.

12.4.2 Amendments; Waivers. Any term, covenant, agreement or condition of any Loan Document to which the Lenders (or the Agent) are party may be amended, and any right under the Loan Documents may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Requisite Lenders (or by the Agent at the direction of the Requisite Lenders) provided, however, if the rights and duties of the Agent are affected thereby such amendment or waiver must be executed, by the Agent; provided further, that no such amendment or waiver shall be effective unless in writing and signed by all Lenders if it shall increase the maximum amount of the Loans or the Revolving Credit Commitment or Term Loan Commitment; and provided, further, that no such amendment or waiver shall be effective, unless in writing and signed by each Lender affected thereby, to the extent it would

(a) extend the maturity of any Note or decrease the rate of interest or amount of fees or extend the time of payment or mandatory prepayment or decrease the principal amount of any Note or extend the time of payment of interest or fees, provided that the written consent of the Requisite Lenders, rather than the consent of all Lenders, shall be sufficient to waive imposition of the Default Rate, or

(b)      amend the definition of "Requisite Lenders," or

(c) change the number of Lenders which are required to consent to any proposed action under this Agreement before such action may be taken under this Agreement, or

(d) release any guaranty or collateral security granted pursuant to the Loan Documents; provided, however, the Agent may without the consent of any Person release any guarantor or collateral security granted pursuant to the Loan Documents, (i) as a court of competent jurisdiction may direct, (ii) in connection with a disposition permitted under Section 9.7, above (other than a disposition to the Borrower or a Subsidiary) or as may be otherwise provided under the Loan Documents, or (iii) to the extent that such Collateral released (together with all other Collateral released under this clause (iii)) is worth no more than $1,000,000 as certified by the Borrower.

It is understood and agreed that, (x) except for Section 11.8 hereof, the Agent and the Lenders may amend or modify the provisions of Article 11 hereof without the need for any consent or approval from the Borrower, it being acknowledged that the Borrower is not a third party beneficiary of the provisions of said
Article 11 except for said Section 11.8 and (y) without the consent of any Lenders, the Agent may enter into amendments and modifications to this Agreement and the other Loan Documents as necessary or desirable to add additional Subsidiary Guarantors or add additional Collateral.

12.5     Successors and Assigns.

12.5.1 Assignments by the Borrower. Without the prior written consent of all of the Lenders, the Borrower may not assign any of its rights or delegate any of its duties or obligations under this Agreement or the other Loan Documents.

12.5.2 Participation. Each Lender may sell participations to one or more Eligible Institutions of all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment); provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties to this Agreement for the performance of such obligations, (iii) all amounts payable by the Borrower under this Agreement shall be determined as if such transferor Lender had not sold such participation and no participant shall be entitled to receive any greater amount pursuant to this Agreement than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such participant had no such transfer occurred, (iv) without the prior written consent of the Borrower and the Agent, no Lender may sell a participation if its portion of the Revolving Credit Commitment and Term Loan is, or after giving effect to the proposed participation would be, less than Ten Million Dollars ($10,000,000), (v) each such participation shall be of a constant, and not a varying percentage of all the transferor Lender's interests, rights and obligations under this Agreement (including, without limitation, its rights and obligations with respect to Revolving Credit Loans and Term Loans),
(vi) such participant shall agree to be bound by the provisions of this Agreement and the other Loan Documents, and (vii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such transferor Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right and responsibility vis-a-vis the Borrower to enforce the obligations of the Borrower relating to the Loans including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement (subject to the rights of the participants to approve amendments, modifications or waivers which would reduce the interest or fees payable to them under this Agreement or increase the amount of the Commitment, release collateral or extend the time of any payment of or prepayment of the Loans).

12.5.3 Assignments by Lenders. Each Lender may assign to one or more Eligible Institutions all or a portion of its interest, rights and obligations under this Agreement (including without limitation all or a portion of its Commitment) and the other Loan Documents; provided, however, that (i) unless the assignee is (prior to the effective time of the assignment) an existing Lender or an Affiliate of an existing Lender, the Agent and, if no Event of Default has occurred and is continuing, the Borrower must give their prior written consent to such assignment (which consents shall not be unreasonably withheld), (ii) each such assignment shall be of a constant, and not a varying percentage of all the assigning Lender's interests, rights and obligations under this Agreement, (including, without limitation, its rights and obligations with respect to Revolving Credit Loans and Term Loans) (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and the Borrower's acceptance, an Assignment and Acceptance Agreement in form and content satisfactory to the Agent (the "Assignment and Acceptance"), together with (A) any Note subject to such assignment, and, (B) unless the assignee is at the time of such assignment also a Lender hereunder, a processing and recordation fee of $3,500, and (C) reimbursement for fees of Agent's counsel in connection with services rendered in respect of such assignment (which amounts are payable by the applicable assignee and assignor) and (iv) without the prior written consent of the Borrower and the Agent, no Lender may make a partial assignment if its portion of the Revolving Credit Commitment and Term Loan is, or after giving effect to the proposed assignment would be, less than Ten Million Dollars ($10,000,000). "Partial assignment" as used in clause (iv) above means any assignment of a Lender's rights and obligations hereunder except an assignment of all of such Lender's rights and obligations such that after the assignment such Lender shall have no Commitment and no interest in any Loans hereunder. Upon compliance with clauses (i) through (iv) above from and after the effective date specified in the relevant Assignment and Acceptance, (x) the assignee shall be a party to this Agreement and the other Loan Documents to which the assignor was a party, and to the extent provided in such Assignment and Acceptance have the rights and obligations of a Lender under this Agreement and under the other Loan Documents and (y) the assigning Lender shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement and the other Loan Documents.

12.5.4 Procedures Respecting Assignment. Upon their receipt of an Assignment and Acceptance executed by the assignor and the assignee, subject to the conditions set forth in Subsection 12.5.3, the Agent and the Borrower shall accept such Assignment and Acceptance. Within five (5) Business Days after such Assignment and Acceptance is signed and accepted by all parties, the Borrower, at its own expense, shall execute and deliver to the Agent new Notes in exchange for the surrendered Notes, each to the order of such assignee in an amount equal to its portion of the Commitment and Loans assigned to it pursuant to such Assignment and Acceptance and new Notes to the order of the assigning Lender in an amount equal to the Commitment and Loans retained by it. Such Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the date of such surrendered Notes (each assignee shall confirm in the Assignment and Acceptance that, notwithstanding the date of the new Notes made in favor of such assignee, such assignee shall have no right to, or interest in, any fees or interest which shall have accrued on the Loans prior to the effective date of the Assignment and Acceptance). Cancelled Notes shall be returned to the Borrower upon the execution of such new Notes.

12.5.5 Assignments to Federal Reserve Bank. Notwithstanding any of the terms of this Section 12.5, any Lender may assign all or any portion of its rights to payments in connection with this Agreement to a Federal Reserve Bank as collateral in accordance with Regulation A of the Board of Governors of the Federal Reserve System. Such assignment shall not affect any other rights or any obligations of the assigning Lender.

12.6     Descriptive Headings.

                           The descriptive headings of the several sections of
this Agreement are inserted for convenience only and shall not affect the meaning or construction of any of the provisions of this Agreement.

12.7     Governing Law.

                           This Agreement and the rights and obligations of the
parties under this Agreement and under the Notes shall be construed in accordance with and shall be governed by the laws of the Commonwealth of Pennsylvania.

12.8     Holidays

                           Except as otherwise provided herein, whenever any
payment to be made under the Loan Documents shall become due and payable on a day which is not a Business Day, such payment may be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest on such payment.

12.9     Counterparts.

                           The Loan Documents and any notice or communication
under the Loan Documents may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument. Delivery of a photocopy or telecopy of an executed counterpart of a signature page to any Loan Document shall be effective as delivery of a manually executed counterpart of such Loan Document.

12.10    Maximum Lawful Interest Rate.

                           Notwithstanding any provision contained in this
Agreement or the Notes, the total liability of the Borrower for payment of interest pursuant to this Agreement and the Notes shall not exceed the maximum amount of such interest permitted by law to be charged, collected, or received from the Borrower, and if any payments by the Borrower include interest in excess of such a maximum amount, each Lender shall apply such excess to the reduction of the unpaid principal amount due pursuant to this Agreement and the Notes, or if none is due, such excess shall be refunded to the Borrower.

12.11    Set-off.

                           The Borrower and each Subsidiary hereby pledges and
 gives to each Lender a lien and
security interest for the amount of the Obligations owing to such Lender under the Loan Documents upon and in the balance of any account maintained by the Borrower or any Subsidiary with such Lender or any other liability of Lender to such Subsidiary or the Borrower. Upon the occurrence of and throughout the period in which there is continuing an Event of Default, in such Lender's sole option, at any time and from time to time, the Borrower and each Subsidiary hereby authorizes such Lender to apply any such deposit balances now or hereafter in the possession of such Lender and/or a credit in the amount of any such other liability to the payment of the Obligations owing to such Lender under the Loan Documents. The provisions of this Subsection 12.11 shall not be deemed or construed to limit rights of set-off or liens or similar rights which any Lender may otherwise have by reason of applicable law or otherwise.

12.12    Severability.

                           Every provision of this Agreement and each of the
other Loan Documents is intended to be severable, and if any term or provision of this Agreement or any of the other Loan Documents shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

12.13    Non-Merger of Remedies.

                           It is the intention of the parties hereto that the
covenants and obligations of the Borrower and the Subsidiaries and the rights and remedies of the Agent and Lenders hereunder and under the other Loan Documents shall not merge with or be extinguished by the entry of judgment hereunder or thereunder, and such covenants, obligations, rights and remedies shall survive any entry of judgment until payment in full of the Loans. All obligations under the Loan Documents shall continue to apply with respect to and during the collection of amounts due under the Loan Documents or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and in any workout, restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms of this Agreement or of any rights under this Agreement or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings. Without limiting the generality of the foregoing, post-judgment interest rate shall be the interest rate provided herein.

12.14    Payment and Reimbursement of Costs and Expenses; Indemnification.

                  Whether or not any fundings are made under this Agreement, the Borrower shall unconditionally upon demand, pay or reimburse the Agent and the Lenders for, and indemnify and save the Agent, the Lenders, and their respective Affiliates, officers, directors, employees, agents, attorneys, shareholders and consultants (collectively, "Indemnitees") harmless against, any and all liabilities, losses, costs, expenses, claims and/or charges (including, without limitation, fees and disbursements of legal counsel, accountants, investigators and other experts, whether or not they are employees of the Agent) imposed on, incurred by or asserted against such Indemnitees and arising out of, relating to or connected with: (a) the negotiation, preparation, execution and delivery of the Loan Documents and any waiver, amendment or consent under or with respect to any of the Loan Documents whether or not executed, (b) consulting with respect to any matter in any way arising out of, related to, or connected with, the Loan Documents, including (i) the protection or preservation of the Collateral securing the obligations under the Loan Documents, (ii) the protection, preservation, exercise or enforcement of any of the rights of the Agent or Lenders in, under or related to such Collateral or the Loan Documents or (iii) the performance of any of the obligations of the Agent or Lenders under or related to the Loan Documents, (c) protecting or preserving such Collateral or
(d) protecting, preserving, exercising or enforcing any of the rights of the Agent or the Lenders in, under or related to such Collateral or the Loan Documents, including defending the security interest granted to Lenders as a valid, perfected, first priority security interest in such Collateral (e) all transfer, documentary, stamp and similar taxes, and all recording and filing fees and taxes payable in connection with, arising out of, or in any way related to, the execution, delivery and performance of the Loan Documents or the making of the Loans; and (f) commissions or claims by or on behalf of brokers, finders or agents not retained by the Lenders provided, however, with respect to liabilities, losses, costs, expenses, claims and/or charges referred to in clauses (a) through (d) above to the extent that they are imposed on, incurred by or asserted against a Lender (as compared to the Agent or someone acting on behalf of the Agent), the indemnification of such Lender pursuant to this
Section 12.14 shall be limited to amounts that accrue after the occurrence of and Event of Default.

                           Without limiting the generality of the foregoing, the
Borrower hereby indemnifies and agrees to defend and hold harmless each Indemnitee, from and against any and all claims, actions, causes of action, liabilities, penalties, fines, damages, judgments, losses, suits, expenses, legal or administrative proceedings, interest, costs and expenses (including court costs and attorneys', consultants' and experts' fees) arising out of or in any way relating to: (i) the use, handling, management, production, treatment, processing, storage, transfer, transportation, disposal, Release or threat of Release of any Hazardous Substance by or on behalf of, Borrower or any Subsidiary; (ii) the presence of Hazardous Substances on, about, beneath or arising from any premises owned or occupied by the Borrower or any Subsidiary (herein collectively, the "Premises"); (iii) the failure of Borrower or any of its Subsidiaries or Affiliates or any occupant of any Premises to comply with the Environmental Laws; (iv) Borrower's breach of any of the representations, warranties and covenants contained herein or in any Loan Documents; (v) Regulatory Actions (as hereinafter defined) and Third Party Claims (as hereinafter defined); or (vi) the imposition or recording of a Lien against any Premises in connection with any Release at, on or from any Premises or any activities undertaken on or occurring at any Premises, or arising from such Premises or pursuant to any Environmental Law. Borrower's indemnity and defense obligations under this section shall include, without limitation and whether foreseeable or unforeseeable, any and all costs related to any Remedial Action. "Regulatory Action" means any notice of violation, citation, complaint, request for information, order, directive, compliance schedule, notice of claim, consent decree, action, litigation or proceeding brought or instituted by any governmental authority under or in connection with any Environmental Law involving the Borrower any Subsidiary, or any occupant of any of the Premises or involving any of the Premises or any activities undertaken on or occurring at any Premises. "Third Party Claims" means claims by a party (other than a party to this Agreement and other than Regulatory Actions) based on negligence, trespass, strict liability, nuisance, toxic tort or detriment to human health or welfare due to Hazardous Substances on, about, beneath or arising from any Premises or in any way related to any alleged violation of any Environmental Laws or any activities undertaken on or occurring at any Premises.

         The indemnities contained herein shall survive repayment of the Loans and satisfaction, release, and discharge of the Loan Documents, whether through full payment of the Loans, foreclosure, deed in lieu of foreclosure or otherwise.

         The foregoing amounts are in addition to any other amounts which may be due and payable to the Agent and/or the Lenders under this Agreement. A certification by the Agent or a Lender hereunder of the amount of liabilities, losses, costs, expenses, claims and/or charges shall be conclusive, absent manifest error. Notwithstanding the foregoing, the Borrower shall not be required to indemnify any Indemnitee with respect to a claim or liability that arises as the result of the gross negligence or willful misconduct of such Indemnitee.

12.15 Certain Matters Respecting Secured Obligations. The Loan Documents provide for certain guarantees of, and security for, the Obligations which (in addition to obligations arising under or out of the Loan Documents) include, under clause
(c) of the definition of "Obligations", certain obligations respecting Indebtedness to Lenders permitted by the terms of clause (b)(iii) of Section 9.1 above (the "Other Secured Obligations"). From time to time, Lenders may extend credit to the Borrower and/or Subsidiaries (other than pursuant to the Loan Documents) ("Additional Lender Debt") intending such credit to be secured and guaranteed in reliance on said clause (c). However, the obligations in respect of Additional Lender Debt shall only constitute Other Secured Obligations and be secured and guaranteed under the Loan Documents to the extent that they are permitted by the terms of the Loan Documents. Moreover, Other Secured Debt shall only be guaranteed and secured to the extent that the obligations arising under or out of the Loan Documents are secured and guaranteed. Holders of Other Secured Obligations shall have no rights under the Loan Documents except the right to receive such proceeds of guarantees and Collateral as specified in the Loan Documents. Therefore, notwithstanding anything to the contrary set forth in any Loan Document, any purported guaranty of Additional Lender Debt or any purported collateral security therefor shall be subject to the following limitations:

12.15.1 Limitation on Amount of Obligations under clause (c) of the definition of "Obligations" be limited to Seven Million Five Hundred Thousand Dollars ($7,500,000) or such lesser amount as may be permitted from time to time by the terms of clause (b)(iii) of Section 9.1 (Indebtedness) above after giving effect to any other Indebtedness (i.e., Indebtedness to Persons that are not Lenders) (such net amount, the "Additional Secured Credit Limit"). Accordingly, at any time that a Lender shall extend credit in reliance on clause (b)(iii) of Section
9.1 above, it shall provide a written notice to the Agent clearly marked "Notice of Extension of Secured Credit to Harron Communications Corp.", specifying the amount and principal terms of the credit. Further,

(a) If the amount of Additional Lender Debt shall exceed the Additional Secured Credit Limit, then the amount of such Additional Lender Debt which shall be deemed to be "Other Secured Obligations" within the meaning of this Section 12.15 or "Obligations" within the meaning of Article 3 hereof or "Secured Obligations" within the meaning of the Parent Pledge Agreement and the Pledge Agreement or any similar term in any other Loan Document shall be such Additional Lender Debt in an amount up to the Additional Secured Credit Limit for which the Agent shall have first (in chronological order of receipt) received written notice from the applicable Lender;

(b) If the amount of Additional Lender Debt does not exceed the Additional Secured Credit Limit, then all Additional Lender Debt shall be deemed to be "Other Secured Obligations", "Obligations" or "Secured Obligations", as the case may be; and

(c) If the amount of Additional Lender Debt exceeds the Additional Secured Credit Limit, but no notice or notice of an amount thereof less than the Additional Secured Credit Limit shall have been received by the Agent, then the Additional Lender Debt as to which no notice shall have been received by the Agent (the "Undesignated Obligations") shall be deemed to be "Other Secured Obligations", "Obligations" or "Secured Obligations" as the case may be as follows: first, all Additional Lender Debt as to which the Agent shall have received notice shall be "Other Secured Obligations", "Obligations" and "Secured Obligations" and, second, each Lender's Undesignated Obligations shall be deemed to be "Other Secured Obligations", "Obligations" or "Secured Obligations" based on such Lender's pro rata share of Undesignated Obligations.


                  Nothing in this Section 12.15 shall relieve the Borrower of any Default or Event of Default in connection with incurring Indebtedness in excess of the amounts permitted by Section 9.1. Further, nothing in this Section
12.15 shall impose any duty on the Agent to monitor amounts of Indebtedness incurred by the Borrower or to notify any Lender that any Additional Lender Debt is in excess of the amount that may be deemed to be "Other Secured Obligations", "Obligations" or "Secured Obligations", as the case may be.

12.15.2 Termination. It is the intention of the parties that the Other Secured Obligations shall be secured and guaranteed only for so long as the Obligations arising out of the Loan Documents are secured and guaranteed. Therefore, notwithstanding anything to the contrary in the Loan Documents, any guaranty obligations under Article 3 above and any security provided for in the other Loan Documents shall terminate as specified in the applicable Loan Document but without regard to whether there shall be any outstanding Other Secured Obligations.

12.16    Consent to Jurisdiction, Service and Venue; Waiver of Jury Trial

(a) For the purpose of enforcing payment and performance of the Loan Documents, including without limitation, any payment under the Notes and performance of other obligations under the Loan Documents, or in any other matter relating to, or arising out of, the Loan Documents, each of the Borrower and the Subsidiaries hereby consents to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania or of any federal court located in such state, waive personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Borrower or such Subsidiary at the address provided for in Section 12.1 and service so made shall be deemed to be completed upon actual receipt. Each of the Borrower and the Subsidiaries hereby waives the right to contest the jurisdiction and venue of the courts located in the Commonwealth of Pennsylvania on the ground of inconvenience or otherwise and, further, waives any right to bring any action or proceeding against (a) the Agent in any court outside the Commonwealth of Pennsylvania, or (b) any other Lender other than in a state within the United States designated by such Lender. The provisions of this Section 12.16 shall not limit or otherwise affect the right of the Agent or any Lender to institute and conduct an action in any other appropriate manner, jurisdiction or court.

(b) NEITHER THE AGENT NOR ANY LENDER NOR ANY SUBSIDIARY NOR THE BORROWER NOR ANY OTHER PERSON LIABLE FOR THE INDEBTEDNESS TO THE LENDERS REFERRED TO IN THE LOAN DOCUMENTS, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF THE FOREGOING SHALL SEEK A JURY TRIAL IN ANY PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT, OR INVOLVING ANY COLLATERAL OR ANY GUARANTY RELATING TO SUCH INDEBTEDNESS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ANY OF THEM. NEITHER THE AGENT NOR ANY LENDER NOR ANY SUBSIDIARY NOR THE BORROWER NOR ANY OTHER PERSON WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION 12.16, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY TO THIS AGREEMENT (i) CERTIFIES THAT NEITHER THE AGENT NOR ANY REPRESENTATIVE, OR ATTORNEY OF THE AGENT NOR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND
(ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH (b) OF SECTION 12.16. THE PROVISIONS OF THIS
SECTION 12.16 HAVE BEEN FULLY DISCLOSED TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION 12.16 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                  IN WITNESS WHEREOF, the undersigned have caused this Credit Agreement to be duly executed by their respective, duly authorized officers as of the date first above written.

BORROWER:

HARRON COMMUNICATIONS CORP.


By:/s/Michael C. Mulcahey
Name: Michael C. Mulcahey
Title: Assistant Treasurer

Notice Information
Address: 1 North Main Street
Coudersport, Pennsylvania 16915
Phone No.: (814) 274-6445
Fax No.: (814) 274-6586
Attention: Dean Marshall
Director of Finance

with a copy to:

Paula A. Zawadzki, Esquire
Buchanan Ingersoll, Professional Corporation
One Oxford Centre
301 Grant Street, 20th Floor

Pittsburgh, PA 15219-1410

AGENT AND LENDERS:

FIRST UNION NATIONAL BANK in its capacity as Agent and a Lender


By:/s/Elizabeth Elmore
Name: Elizabeth Elmore

Title: Senior Vice President-Director

Notice Information
Address: Communications/Media Group

PA 4829

One South Penn Square
Philadelphia, Pennsylvania 19107
Phone No.: (215) 786-4321
Fax No.: (215) 786-7721
Attention: Elizabeth Elmore, Senior Vice President-Director

Wire Transfer Information

First Union National Bank
Commercial Loans

Philadelphia, PA
ABA Number 031000011
Account Number 0132-0452
Attention: Stacy Shegda
Associate Director

Re: Harron Communications Corp.

Any notices relating to the administration of the Loans, including, without limitation, requests for fundings and selection of a rate of interest, should also be sent to the Agent at:

First Union National Bank Capital Markets

PA 4830

One South Penn Square
Philadelphia, Pennsylvania 19107
Phone (215) 973-6621
FAX (215) 973-1887
Attention: Stacy Shegda
Associate Director

KEY CORPORATE CAPITAL INC.


By:/s/Tim Willard
Name: Tim Willard
Title: Vice President

Notice Information:

Address: NY-31-66-0631
66 South Pearl Street
Albany, NY 12207
Phone: (518) 487-4044
Fax No.: (518) 488-5199
Attention: Tim Willard, Vice President

BANK OF MONTREAL


By:/s/Karen Klapper
Name: Karen Klapper
Title: Director

Notice Information:

Address: 430 Park Avenue
New York, NY 10022
Phone: (212) 605-1559
Fax No.: (212) 605-1648
Attention: Karen Klapper, Director

BANK OF AMERICA, N.A.


By:/s/Roselyn Drake
Name: Roselyn Drake
Title: Principal

Notice Information:

Address: 901 Main Street, 64th Floor
Dallas, TX 75202-8748

Phone: (214) 209-0988
Fax No.: (214) 209-9390
Attention: Roselyn Drake, Principal

CIBC INC.


By:/s/Colleen Risorto
Name: Colleen Risorto
Title: Executive Director

Notice Information:

Address: 425 Lexington Avenue
New York, NY 10017
Phone: (212) 856-3774
Fax No.: (212) 856-3558
Attention: Colleen Risorto, Executive Director

ALLFIRST BANK (as successor to FMB BANK, formerly known as FIRST
NATIONAL BANK OF MARYLAND)


By:/s/Wendy M. Andrus
Name: Wendy. M. Andrus
Title: Vice President

Notice Information:

Address: 25 S. Charles Street, 18th Floor
Mail Code 101-511
Baltimore, MD 21203
Phone: (410) 545-2044
Fax No.: (410) 244-4920
Attention: Wendy M. Andrus, Vice President

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", NEW YORK BRANCH


By:/s/Alan E. McLintock
Name: Alan E. McLintock
Title: Vice President

By:
Name:
Title:

Notice Information:

Address: 245 Park Avenue
New York, NY 10167-0062
Phone: (212) 916-7850
Fax No.: (212) 983-0973
Attention: Credit Department

Address: 300 South Wacker Drive, Suite 3500
Chicago, IL 60606-6610
Phone: (312) 408-8248
Fax No.: (312) 786-0052
Attention: Alan E. McLintock, Vice President

THE CHASE MANHATTAN BANK



By:/s/Edmond DeForest
Name: Edmond DeForest
Title: Vice President

Notice Information:

Address: 270 Park Avenue, 37th Floor
New York, NY 10017

Phone: (212) 270-9627
Fax No.: (212) 270-4584
Attention: Edmond DeForest, Vice President

FLEET BANK, N.A.


By:
Name:
Title:


Notice Information:

Address: 1185 Avenues of Americas, 16th Floor

MC: NY NY S16K
New York, NY 10036
Phone: (212) 819-6049
Fax No.: (212) 819-6202
Attention: Eric S. Meyer, Vice President

SUMMIT BANK

By:
Name:
Title:


Notice Information:

Address: 301 Carnegie Center
Princeton, NJ 08543
Phone: (609) 987-3497
Fax No.: (609) 734-9125
Attention: Hank Kush, Sr. Vice President

UNION BANK OF CALIFORNIA, N.A.


By:/s/Sonia L. Isaacs
Name: Sonia L. Isaacs
Title: Vice President

Notice Information:

Address: 445 S. Figueroa Street
Los Angeles, CA 90071
Phone: (213) 236-7834
Fax No.: (213) 236-5747
Attention: Sonia L. Isaacs, Vice President

FIRST HAWAIIAN BANK


By:/s/Travis Ruetenik
Name: Travis Ruetenik
Title: Asst. Vice President

Notice Information:

Address: 180 Montgomery Street, 25th Floor
San Francisco, CA 84104

Phone: (415) 765-4906
Fax No.: (415) 362-4855
Attention: Donald C. Young, Vice President

PNC BANK, NATIONAL ASSOCIATION


By:/s/John T. Wilden
Name: John T. Wilden
Title: Vice President

Notice Information:

Address: 1600 Market Street, 21st Floor
Philadelphia, PA 19103

Phone: (215) 585-4326
Fax No.: (215) 585-6680
Attention: John T. Wilden, Vice President

NATEXIS BANQUE BFCE


By:/s/Evan S. Kraus & Frank H. Madden, Jr.
Name: Evan S. Kraus Frank H. Madden, Jr.
Title: Asst. Vice President Vice Pres. & Group Mgr.


Notice Information:

Address: 645 Fifth Avenue, 20th Floor
New York, NY 10022

Phone: (212) 872-5029
Fax No.: (212) 872-5045
Attention: Cynthia E. Sachs, Vice President

CRESTAR BANK

By:/s/J. Eric Millham
Name: J. Eric Millham
Title: Vice President

Notice Information:

Address: 919 East Main Street, 22nd Floor
P.O. Box 26665
Richmond, VA 23261-6665
Phone: (804) 782-5675
Fax No.: (804) 782-5413
Attention: J. Eric Millham, Vice President

DRESDNER BANK AG, NEW YORK AND GRAND
CAYMAN BRANCHES


By:/s/Constance Loosemore
Name: Constance Loosemore
Title: Assistant Vice President

By:/s/Patrick A. Keleher
Name: Patrick A. Keleher
Title: Vice President

Notice Information:

Address: 75 Wall Street
New York, NY 10005-2889
Phone: (212) 429-3006
Fax No.: (212) 429-4181
Attention: Patrick A. Keleher, Vice President

THE FUJI BANK, LIMITED


By:/s/Kazuyuki Nishimura
Name: Kazuyuki Nishimura
Title: Senior Vice President

Notice Information:

Address: Two World Trade Center
79th Floor

New York, NY 10048
Phone: (212) 898-2082
Fax No.: (212) 912-0516
Attention: Mark S. Gronich, Vice President

FIRSTRUST BANK


By:/s/Kent Nelson
Name: Kent Nelson
Title: Vice President

Notice Information:

Address: 15 East Ridge Pike
Conshohocken, PA 19428
Phone: (610) 238-5026
Fax No.: (610) 238-5066
Attention: Kent Nelson, Vice President and Manager

MELLON BANK, N.A.


By:/s/Paul F. Noel
Name: Paul F. Noel
Title: Vice President

Notice Information:

Address: One Mellon Bank Center
500 Grant Street, Rm. 0370
Pittsburgh, PA 15258-0001
Phone: (412) 234-2999
Fax No.: (412) 234-6375
Attention: Thomas P. Joyce, Vice President

SUBSIDIARY GUARANTORS:

HARRON CABLEVISION OF MASSACHUSETTS, INC.

HARRON CABLEVISION OF PENNSYLVANIA (formerly
HARRON CABLEVISION OF KENNETT SQUARE, INC.)

HARRON CABLEVISION OF MICHIGAN, INC.

HARRON TELECOM CORP.

HARRON CABLEVISION OF NEW YORK, INC.

HARRON CABLEVISION OF NEW HAMPSHIRE, INC.



By:/s/Michael C. Mulcahey
Name: Michael C. Mulcahey
Title: Assistant Treasurer